Filed Pursuant to Rule 497

Securities Act File No. 333-218821

PROSPECTUS

Harvest Capital Credit Corporation

$25,000,000

      6.125% Notes due 2022

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940 Act, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately-held U.S. small to mid-sized companies.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

We are offering $25,000,000 in aggregate principal amount of our 6.125% notes due 2022, which we refer to as the “Notes.” The Notes will mature on September 15, 2022. We will pay interest on the Notes on March 15, June 15, September 15 and December 15 of each year, beginning September 15, 2017. We may redeem the Notes in whole or in part at any time or from time to time on or after September 15, 2019, at the redemption price of par, plus accrued interest, as discussed under the caption “Summary of the Specific Terms of the Notes and the Offering — Optional redemption” in this prospectus. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us, including our 7.00% Notes due 2020 (the “2020 Notes”), of which approximately $27.5 million in aggregate principal amount was outstanding as of August 18, 2017. Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured indebtedness (including our credit facility, which had a balance of $1.25 million as of August 18, 2017, and other indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries and financing vehicles since the Notes are obligations exclusively of Harvest Capital Credit Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes, and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes, and any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any indebtedness or obligations.

We intend to list the Notes on the NASDAQ Global Market and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol "HCAPZ." The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

We are an “emerging growth company” under the federal securities laws and are subject to reduced public company reporting requirements. We expect that our status as an “emerging growth company” will expire on or before December 31, 2018.

This prospectus contains important information about us that a prospective investor should know before investing in the Notes. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 767 Third Avenue, 25th Floor, New York, New York 10017, by calling us collect at (212) 906-3592, or on our website at http://www.harvestcapitalcredit.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Investing in our Notes involves a high degree of risk. Before buying any Notes, you should read the discussion of the material risks of investing in our Notes in “Risk Factors” beginning on page 11 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public Offering Price	$25.00	$25,000,000
Underwriting Discount (sales load and commissions)	$0.75	$750,000
Proceeds to the Company (before expenses)(1)	$24.25	$24,250,000

(1)	We estimate that we will incur offering expenses of approximately $200,000 in connection with this offering.

The underwriters may also purchase up to an additional $3,750,000 total aggregate principal amount of Notes offered hereby, to cover overallotments, if any, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total public offering price will be $28,750,000, the total underwriting discount (sales load) paid by us will be $862,500, and total proceeds, before expenses, will be $27,887,500.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about August 24, 2017.

Keefe, Bruyette & Woods

                            A Stifel Company

Janney Montgomery Scott	William Blair

BB&T Capital Markets

The date of this prospectus is August 21, 2017

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our securities.

We commenced operations on September 6, 2011, as Harvest Capital Credit LLC, a Delaware limited liability company. Effective as of May 2, 2013, Harvest Capital Credit LLC merged with and into Harvest Capital Credit Corporation, a Delaware corporation. In this prospectus, unless otherwise noted, the following terms have the meanings specified below:

●

“we,” “us,” “our,” and the “Company” refer to Harvest Capital Credit LLC, or “HCC LLC,” for the period prior to the merger date and Harvest Capital Credit Corporation for the period on and after the merger date;

●

“investment adviser” and “HCAP Advisors” refer to HCAP Advisors LLC, our investment adviser and a majority owned subsidiary of JMP Group LLC (formerly JMP Group, Inc.) for the period on and after the merger date, and for the period prior to the merger date, the "investment adviser" refers to Harvest Capital Strategies LLC, which is an affiliate of HCAP Advisors and previously employed all of the investment professionals of HCAP Advisors that were responsible for managing the investment activities of Harvest Capital Credit LLC on behalf of Harvest Capital Strategies LLC, a wholly owned subsidiary of JMP Group LLC;

●	“administrator” and “JMP Credit Advisors” refer to JMP Credit Advisors LLC, our administrator and a wholly owned subsidiary of JMP Group LLC (formerly JMP Group Inc.);

●	“JMP Group” refers, collectively, to the activities and operations of JMP Group LLC (formerly JMP Group Inc.) and its wholly- and majority- owned subsidiaries;

●

“Credit Facility” refers to the Loan and Security Agreement, dated as of October 29, 2013, as amended, by and among the Company, Pacific Western Bank (successor to CapitalSource Bank), as agent and a lender, and each of the other lenders from time to time party thereto, including City National Bank; and

●	“2020 Notes” refers to the Company’s unsecured 7.00% Notes due 2020, which were initially issued in January 2015.

Harvest Capital Credit Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. We have also elected to be treated for U.S. federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” and we intend to satisfy the Code requirements to receive RIC tax treatment annually. We provide customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues of less than $100 million and annual EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to continue to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation—Senior Securities; Derivative Securities.” As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

As of June 30, 2017, we had $137.2 million (at fair value) invested in 36 companies. As of June 30, 2017, our portfolio was comprised of approximately 55.6% senior secured term loans, 39.4% junior secured term loans and 5.0% equity and equity-like investments (including our revenue linked security and CLO equity investments). As of December 31, 2016, we had $134.1 million (at fair value) invested in 31 companies. As of December 31, 2016, our portfolio was comprised of approximately 56.8% senior secured term loans, 39.2% junior secured term loans and 4.0% equity and equity-like investments (including our revenue linked security and CLO equity investments).

As of December 31, 2016, 2015, 2014, 2013 and 2012, our debt and other income-producing investments had a dollar-weighted average annualized effective yield of approximately 15.4%, 13.9%, 15.1%, 16.7%, and 17.6%, respectively, including amortization of deferred debt origination fees and original issue discount. As of December 31, 2016, 2015, 2014, 2013, and 2012, our total investments, including investments that are not income producing, had a dollar-weighted average annualized effective yield of approximately 14.4%, 13.6%, 14.0%, 16.4%, and 16.6%, respectively. The dollar-weighted average annualized effective yield on our debt and other income-producing investments is computed using the effective interest rates for our debt investments and other income producing investments, including cash and PIK interest as well as the accretion of deferred fees. The individual investment yields are then weighted by the respective fair values of the investments (as of the date presented) in calculating the weighted average effective yield as a percentage of our debt and other income-producing investments. The dollar-weighted average annualized yield on total investments takes the same yields but weights them to determine the weighted average effective yield as a percentage of the Company's total investments. The dollar-weighted average annualized yield on the Company’s investments for a given period will generally be higher than what investors in our common stock would realize in a return over the same period because the dollar-weighted average annualized yield does not reflect the Company’s expenses or any sales load that may be paid by investors.

The Company’s total investment return based on share price performance for the year ended December 31, 2016, was 31.66%. This measure of total investment return measures the changes in market value over the period indicated, taking into account dividends as reinvested. The return is calculated based on an assumed purchase of stock at the market price on the first day of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company’s dividend reinvestment plan) and an assumed sale at the market price on the last day of the period. The difference between the sale and purchases is then divided by the purchase prices. The total investment return does not reflect any sales load that may be paid by investors.

The Company’s total investment return based on change in net asset value for the year ended December 31, 2016, was 9.17%.  This measure of total investment return measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. The return is calculated by taking the difference between the net asset value per share at the end of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and the net asset value per share at the beginning of the period, and dividing that difference by the net asset value per share at the beginning of the period. This return primarily differs from the total investment return in that it does not take into account changes in the market price of the Company's stock.

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 20 years of investment experience, and is supported by the investment staff at HCAP Advisors, as well as investment professionals from JMP Credit Advisors and JMP Group. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to draw upon JMP Group’s over 10-year history in the investment management business and to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S. Mr. Magee, who is also a Vice President of the Company, worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years. Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf. The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group; Carter D. Mack, the President of JMP Group; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have extensive investment experience and collectively currently manage or oversee approximately $2.3 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, collateralized loan obligation funds, and Harvest Capital Credit Corporation. All key investment decisions made by our investment adviser on our behalf require approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Our Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments. We have adopted the following business strategy to achieve our investment objective:

Capitalize on our investment adviser’s extensive relationships with small to mid-sized companies, private equity sponsors and other intermediaries. Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S., which we expect will produce attractive investment opportunities for us. Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; West Palm Beach, FL; and Minneapolis, MN.

Leverage the skills of our experienced investment adviser. The principals of our investment adviser have an average of approximately 20 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

Apply disciplined underwriting policies. Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers. Our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

Maintain rigorous portfolio management. The principals of our investment adviser have significant investing and board-level experience with small to mid-sized companies, and as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our directly originated portfolio companies. After originating an investment in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies. In addition, our portfolio company investments generally contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

“Enterprise value” lending. We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company plus the value of the portfolio company's liabilities. We generally secure a subordinated lien or a senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that we expect will build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

Opportunity for enhanced returns. To enhance our loan portfolio returns, in addition to receiving interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors. We may also make a direct equity investment in a portfolio company in conjunction with a debt investment, which may provide us with additional equity upside in our investment. Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Corporate Information

Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, New York 10017, and our telephone number is (212) 906-3592. We maintain a website at http://www.harvestcapitalcredit.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Recent Developments

On July 3, 2017, the Company received a full repayment at par on its junior secured debt investment in Fox Rent A Car, Inc (“Fox”). The Company also received a $1.0 million exit fee and a $0.1 million warrant amendment fee. The Company generated a gross internal rate of return (“IRR”) of 18.9% on its debt investment in Fox and still retains its warrant position in the company. IRR is the rate of return that makes the net present value of all cash flows into or from the investment equal to zero, and is calculated based on the amount of each cash flow received or invested by the Company and the day it was invested or received.

On July 7, 2017, the Company made a $3.3 million senior secured debt investment in Instant Sales Solutions, Inc. The debt investment consists of a $3.0 million term loan that carries a fixed interest rate of 13.25% and a $0.3 million revolver that carries an interest rate of LIBOR plus 9.0% with a 1.00% LIBOR floor. The revolver was unfunded at close.

On July 12, 2017, the Company received a full repayment at par plus a 1.0% prepayment fee on its junior secured debt in Novitex Acquisition, LLC. The Company generated an IRR of 13.3% on its investment.

On July 12, 2017, the Company received a full repayment at par plus a 2.0% prepayment fee on its junior secured debt in Source HOV LLC. The Company generated an IRR of 13.0% on its investment.

On July 25 2017, the Company received a full repayment at par on its senior secured debt in Brite Media Group LLC. The Company generated an IRR of 13.3% on its investment.

On July 28, 2017, the Company declared monthly distributions of $0.1125 per share payable on each of August 24, 2017, September 28, 2017 and October 26, 2017. The Company also declared a special distribution of $0.10 per share payable on October 26, 2017.

On August 7, 2017, the Company received a full repayment at par plus a 2.0% prepayment fee on its $1.6 million junior secured debt investment in Mercury Network, LLC ("Mercury"). The Company generated an IRR of 12.8% on its debt investment. On the same date, the Company also sold its remaining equity investment in the company for $0.2 million. The Company generated an IRR of 99.0% on its equity investment. On a combined basis, the Company generated an IRR of 18.8% on its investments in Mercury.

SUMMARY OF THE SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This summary sets forth certain terms of the Notes that we are offering pursuant to this prospectus. This section and the “Description of the Notes” section in this prospectus outline the specific legal and financial terms of the Notes. You should read this section and the “Description of the Notes” section in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes.

Issuer	Harvest Capital Credit Corporation

Title of the securities	6.125% Notes due 2022

Initial aggregate principal amount being offered	$25,000,000

Overallotment option	The underwriters may also purchase from us up to an additional $3,750,000 aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the date of this prospectus.

Initial public offering price	$25 per Note.

Principal payable at maturity

$25 per Note; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, and Security Registrar for the Notes or at such other office as the Trustee may designate.

Type of Note	Fixed rate note

Listing	We intend to list the Notes on the NASDAQ Global Market, or the “NASDAQ,” within 30 days of the original issue date under the trading symbol "HCAPZ."

Interest rate	6.125% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	August 24, 2017

Stated maturity date	September 15, 2022

Date interest starts accruing	August 24, 2017

Interest payment dates

Every March 15, June 15, September 15 and December 15, beginning September 15, 2017. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods

The initial interest period will be the period from and including August 24, 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Record dates for interest	Every March 1, June 1, September 1 and December 1, beginning September 1, 2017.

Specified currency	U.S. Dollars

Place of payment	New York City and/or such other places that may be specified in the indenture or a notice to holders.

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

●     pari passu, or equal in right of payment, with any of our future unsecured indebtedness, including, without limitation, our 2020 Notes, of which $27.5 million in aggregate principal amount was outstanding as of August 18, 2017 ;

●     senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

●     effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our $55.0 million Credit Facility, of which $1.25 million was outstanding as of August 18, 2017;

●     structurally subordinated to all future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities we may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday, and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after September 15, 2019, upon not less than 30 days’ nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to but not including the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, and the rules, regulations, and interpretations promulgated thereunder, to the extent applicable.

If we redeem only some of the Notes, the Trustee or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes, the rules of any national securities exchange or quotation system on which the Notes are listed, and the 1940 Act and the rules, regulations and interpretations promulgated thereunder, to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance

The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes.

Covenant defeasance

The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Form of Notes

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, and Security Registrar	U.S. Bank National Association

Other covenants	In addition to the covenants described in this prospectus, the following covenants shall apply to the Notes:

●     We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage.”

●     We agree that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the two other exceptions set forth below.  These statutory provisions of the 1940 Act are not currently applicable to us and will not be applicable to us as a result of this offering.  However, if Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary for us to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.  Furthermore, the covenant will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months.

●     If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or “GAAP.”

Events of default

You will have rights if an Event of Default occurs with respect to the Notes and is not cured.

The term “Event of Default” in respect of the Notes means any of the following:

●     We do not pay the principal of (or premium, if any, on) any Note on its due date.

●     We do not pay interest on any Note when due, and such default is not cured within 30 days of its due date.

●     We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25.0% of the principal amount of the Notes.

●     We file for bankruptcy, or certain other events of bankruptcy, insolvency, or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

●     On the last business day of each of 24 consecutive calendar months, the Notes have an asset coverage of less than 100%, after giving effect to any exemptive relief granted to us by the SEC.

Further issuances

We have the ability to issue additional debt securities under the indenture governing the Notes with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.

Use of proceeds

We estimate that the net proceeds we will receive from this offering will be approximately $24,050,000 (or approximately $27,687,500 if the underwriters fully exercise their over-allotment option), in each case assuming a public offering price of $25 per Note, after deducting the underwriting discount of $750,000 (or approximately $862,500 if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $200,000 payable by us.

We intend to use all of the net proceeds from this offering to redeem outstanding indebtedness under the 2020 Notes and, to the extent the underwriters’ overallotment option is exercised and the proceeds from this offering exceed the redemption price of the 2020 Notes, then to repay borrowings under our Credit Facility. As of August 18, 2017, we had 2020 Notes with an aggregate principal amount of approximately $27.5 million outstanding. As of August 18, 2017, we had $1.25 million outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

Global Clearance and Settlement Procedures

Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

SELECTED FINANCIAL AND OTHER DATA

Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes, and as such, its financial statements are our historical financial statements. Accordingly, the selected financial and other data below for the periods prior to our initial public offering in May 2013 are in reference to the historical financial statements of Harvest Capital Credit LLC.

The following selected financial data as of and for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, and December 31, 2012 is derived from our financial statements, which have been audited. The selected financial data as of and for the six months ending June 30, 2017, and June 30, 2016, have been derived from unaudited financial data, but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the six months ending June 30, 2017, are not necessarily indicative of the results that may be expected for the year ending December 31, 2017. The financial information and other data below should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	As of and for the Six Months Months Ended June 30,		As of and for the Year Ended December 31,
	2017 (Unaudited)	2016 (Unaudited)	2016	2015	2014	2013	2012
Statement of Operations Data:
Interest income	9,716,595	10,128,521	$20,738,511	$20,074,063	$14,004,609	$8,699,968	$4,025,042
Other income	36,532	73,586	154,963	252,833	707,438	60,000	114,959
Net investment income (loss)	4,752,363	4,640,874	10,052,422	9,651,015	8,308,980	5,831,370	1,705,855
Net change in unrealized appreciation (depreciation) on investments	(4,549,764)	(2,616,649)	(3,528,349)	(2,182,647)	464,416	(1,709,209)	1,981,004
Net increase (decrease) in net assets resulting from operations	473,714	859,666	6,006,487	6,411,013	9,395,482	4,122,161	3,686,859
Other Data:
Dollar-weighted average annualized yield on debt and other income-producing investments (1)	14.6%	13.4%	15.4%	13.9%	15.1%	16.7%	17.6%
Dollar-weighted average annualized yield on total investments (1)	13.9%	12.2%	14.4%	13.6%	14%	16.4%	16.6%
Total return based on NAV (2)	0.67%	2.13%	9.17%	9.2%	11.85	1.18%	26.08%
Total return based on market value (3)	0.41%	15.73%	31.66%	13.64%	(14.95)%	N/A (4)	N/A (4)%
Number of portfolio companies at period end	37	34	31	33	29	21	13

Per Share:
Net increase in net assets resulting from operations per share (basic and diluted) (5)	$0.07	$0.14	$0.96	$1.03	$1.52	$0.93	$4.26
Net investment income (loss) per unit (basic and diluted) (5)	$0.75	$0.74	$1.6	$1.54	$1.34	$1.32	$1.97
Dividends declared per common unit (basic)	$0.68	$0.68	$1.35	$1.35	$1.35	$2.58	$1.24
Statement of Assets and Liabilities Data:
Gross investments	137,167,137	146,297,948	$134,101,534	$142,760,426	115,834,428	$70,552,476	$41,511,317
Cash and restricted cash	9,692,902	2,770,589	7,556,978	3,069,409	2,171,771	18,984,162	7,639,801
Total assets	148,341,767	151,333,163	143,704,905	149,137,859	119,870,004	91,345,251	49,745,038
Borrowings	61,454,041	62,984,964	54,446,613	57,198,293	26,075,140	-	28,226,666
Total liabilities	63,376,587	65,102,120	56,582,609	59,723,603	28,997,689	2,490,765	29,777,936
Mezzanine equity	-	-	-	-	-	-	160,775
Total net assets	84,965,180	86,231,043	87,122,296	89,414,256	90,872,315	88,854,486	19,806,327

(1)    The dollar-weighted average annualized effective yield on debt and other income-producing investments is computed using the effective interest rates for our debt investments and other income producing investments, including cash and PIK interest as well as the accretion of deferred fees. The individual investment yields are then weighted by the respective fair values of the investments (as of the date presented) in calculating the weighted average effective yield as a percentage of our debt and other income-producing investments. The dollar-weighted average annualized yield on total investments takes the same yields but weights them to determine the weighted average effective yield as a percentage of the Company's total investments. The dollar-weighted average annualized yield on the Company’s investments for a given period will generally be higher than what investors in our common stock would realize in a return over the same period because the dollar-weighted average annualized yield does not reflect the Company’s expenses or any sales load that may be paid by investors.

(2)     This measure of total investment return measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. The return is calculated by taking the difference between the net asset value per share at the end of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and the net asset value per share at the beginning of the period, and dividing that difference by the net asset value per share at the beginning of the period. This return primarily differs from the total investment return in that it does not take into account changes in the market price of the Company's stock.

(3)     This measure of total investment return measures the changes in market value over the period indicated, taking into account dividends as reinvested. The return is calculated based on an assumed purchase of stock at the market price on the first day of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company’s dividend reinvestment plan) and an assumed sale at the market price on the last day of the period. The difference between the sale and purchases is then divided by the purchase prices. The total investment return does not reflect any sales load that may be paid by investors.

(4)     The total return based on market value for the period from May 2, 2013 (initial public offering) through December 31, 2013 was 5.78%. No market value data was available for the periods prior to the initial public offering.

(5)     The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit.

RISK FACTORS

Investing in our Notes involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Notes. The risks set out below are the principal risks with respect to an investment in the Company and the Notes, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours. They may not be the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Relating to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of any of our existing or future subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we, or any existing or future subsidiaries may, have outstanding as of the date of this prospectus or that they may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy, or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of any existing and future subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of August 18, 2017, we had $1.25 million in outstanding indebtedness under our Credit Facility. Certain amounts of this indebtedness are secured by certain of our assets and the indebtedness thereunder is therefore effectively senior to the Notes to the extent of the value of such assets.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our future subsidiaries.

The Notes are obligations exclusively of Harvest Capital Credit Corporation and not of any subsidiaries that we have or may have in the future. None of our existing or future subsidiaries, if any, will be a guarantor of the Notes, and the Notes are not required to be guaranteed by any subsidiaries we have or may have. Currently, our only existing subsidiary is HCAP Equity Holdings, LLC, the Company’s taxable blocker subsidiary.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our existing or future subsidiaries, if any, will have priority over our claims (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be subordinated structurally to all indebtedness and other liabilities, including trade payables, of any subsidiaries that we have or may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our existing and future subsidiaries would be structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our future subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our future subsidiaries’ ability to:

●

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our future subsidiaries and which therefore is structurally senior to the Notes, and (4) securities, indebtedness, or obligations issued or incurred by our future subsidiaries that would be senior to our equity interests in our future subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our future subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;

●

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, except that we have agreed that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the following two exceptions: (A) we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary for us to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986; and (B) this restriction will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months. If Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

●	sell assets (other than certain limited restrictions on our ability to consolidate, merge, or sell all or substantially all of our assets);

●	enter into transactions with affiliates;

●	create liens (including liens on the shares of our future subsidiaries) or enter into sale and leaseback transactions;

●	make investments; or

●	create restrictions on the payment of dividends or other amounts to us from any of our future subsidiaries.

Additionally, the indenture governing the Notes will not require us to make an offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or any of our existing or future subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Notes — Events of Default.”

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.

The Notes are a new issue of debt securities for which there currently is no trading market. We intend to list the Notes on the NASDAQ Global Market within 30 days of the original issue date under the trading symbol "HCAPZ." Although we expect the Notes to be listed on NASDAQ, we cannot provide any assurances that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects, and other factors. In addition, we do not intend to have the Notes rated by any rating agency and, as a result, the Notes may be subject to greater volatility than debt with an investment grade rating. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time, or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after September 15, 2019, we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, and we were to redeem the Notes, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Our amount of debt outstanding may increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

As of August 18, 2017, we had approximately $1.25 million of indebtedness outstanding under the Credit Facility. Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by such lenders could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the Credit Facility), we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest; the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets; and we could be forced into bankruptcy or liquidation. Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Credit Facility or other debt, the lenders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

Risks Relating to Our Business and Structure

We are dependent upon our investment adviser’s key personnel for our future success.

Our day-to-day investment operations are managed by our investment adviser, subject to oversight and supervision by our board of directors. As a result, we depend on the diligence, skill and network of business contacts of the principals of our investment adviser. These individuals have critical industry experience and relationships that we rely on to implement our business plan. If our investment adviser loses the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that HCAP Advisors will remain our investment adviser.

The investment professionals of our investment adviser may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that these investment professionals will continue to dedicate a significant portion of their time to our investment activities; however, they may in the future engage in other business activities which could divert their time and attention from our investment activities.

Our business model depends to a significant extent upon strong referral relationships of the principals of our investment adviser, and their inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Our financial condition and results of operations depend on our ability to manage our business and our future growth effectively.

Our ability to achieve our investment objective depends on our ability to manage and grow our business. This depends, in turn, on our investment adviser’s ability to identify, invest in, and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our investment adviser’s structuring and execution of the investment process, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The principals of our investment adviser will have substantial responsibilities under the investment advisory and management agreement. Such demands on their time may distract them or slow our rate of investment. In order to grow, our investment adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute effectively to the work of our investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We provide debt and equity capital primarily to small and mid-sized companies, which may present a greater risk of loss than providing debt and equity capital to larger companies.

Our portfolio consists primarily of debt and equity investments in small and mid-sized companies. Compared to larger companies, small and mid-sized companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many small and mid-sized companies may be unable to obtain financing from the public capital markets or other traditional sources, such as commercial banks, in part because loans made to these types of companies entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

A variety of factors may affect the ability of borrowers to make scheduled payments on loans, including failure to satisfy financial targets and covenants, a downturn in a borrower’s industry or changes in the economy in general. In addition, investing in small and mid-sized companies in general involves a number of significant risks, including that small and mid-sized companies:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

●

typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render small and mid-sized companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

●

generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●

may from time to time be parties to litigation, and our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

●	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

●

may be particularly vulnerable to changes in customer preferences and market conditions, depend on a limited number of customers, and face intense competition, including from companies with greater financial, technical, managerial and marketing resources.

Any of these factors or changes thereto could impair a small or mid-sized company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a borrower’s ability to make scheduled payments on our loans. This, in turn, could result in losses in our loan portfolio and a decrease in our net interest income and net asset value.

There may be uncertainty as to the value of our portfolio investments.

Substantially all of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities at fair value as determined in good faith by our board of directors and in accordance with generally accepted accounting principles in the United States, or “GAAP.” In some cases, our board of directors utilizes the services of independent valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, enterprise value and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our operating results.

We could experience fluctuations in our operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There may be significant potential conflicts of interest in the future which could impact our investment returns.

The investment professionals of our investment adviser may in the future serve as officers, directors, principals, portfolio managers or advisers of or to entities that operate in the same or a related line of business as we do or of investment funds, accounts or vehicles managed by our investment adviser or its affiliates. Accordingly, they may in the future have obligations to investors in those funds, accounts or vehicles, the fulfillment of which obligations might not be in the best interests of us or our stockholders. We also note that any investment fund, account or vehicle managed by our investment adviser or its affiliates in the future may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We intend to co-invest with investment funds, accounts and vehicles managed by our investment adviser where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. Without an exemptive order from the SEC (as described below), we generally will only be permitted to co-invest with such investment funds, accounts and vehicles when the only term that is negotiated is price. When we invest alongside other investment funds, accounts and vehicles managed by our investment adviser, we expect our investment adviser to make such investments on our behalf in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. In situations where co-investment alongside other investment funds, accounts and vehicles managed by our investment adviser is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, our investment adviser will need to decide whether we or such other entity or entities will proceed with the investment. Our investment adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time. Although our investment adviser will endeavor to allocate investment opportunities in a fair and equitable manner in such event, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds that are consistent with our investment objective.

In addition, on December 10, 2015, we received exemptive relief from the SEC permitting us greater flexibility to negotiate the terms of co-investments with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries, in each case in a manner consistent with our investment objectives and strategies as well as regulatory requirements and other pertinent factors (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries. We believe that such co-investments may afford us additional investment opportunities.

Our incentive fee may induce our investment adviser to pursue speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to pursue investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce it to invest on our behalf in instruments that have a deferred interest feature, such as payment-in-kind, or PIK, interest. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment. However, in light of the 2% quarterly hurdle rate relating to the income incentive fee payable to our investment adviser, the reduction in such period’s income incentive fee may not correlate perfectly with the benefit, if any, previously received by the investment adviser with respect to the income incentive fee at the time of the accrual of such income.

Finally, the fact that the incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which could impair the value of our securities.

We may be exposed to higher risks with respect to our investments that include original issue discount or PIK interest.

Our investments may include original issue discount and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan's term. To the extent original issue discount or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:●

●

Original issue discount and PIK instruments may have higher yields, but the higher yields reflect the payment deferral and higher credit risk associated with these instruments compared to cash interest coupon loans;

●

Original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of the associated collateral;

●

An election to defer PIK interest payments by adding them to the principal of such instruments increases the Company’s gross assets, which increases future base management fees, and, because interest payments will then be payable on a larger principal amount, the election also increases the Company’s investment adviser’s future income incentive fees at a compounding rate;

●

Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash-pay securities;

●	The deferral of PIK interest on a loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan;

●	Even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

●	Original issue discount creates the risk of non-refundable cash payments to the Company’s investment adviser based on non-cash accruals that may never be realized.

●

For accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact; and

●

The required recognition of original issue discount, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the Company’s investment company taxable income that must, nevertheless, be distributed in cash to investors to avoid it being subject to corporate level taxation.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which could impair the value of our securities, particularly our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we may not be able to monitor this potential conflict of interest.

PIK interest earned increases our assets under management and, as a result, will increase the amount of base management fees payable by us to HCAP Advisors

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to HCAP Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act” and expect to continue to be an emerging growth company until December 31, 2018. We intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We cannot predict if investors will find our securities less attractive because we rely on these exemptions. If some investors find our securities less attractive as a result, there may be a less active and more volatile trading market for our securities.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, or the “Securities Act,” for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering (December 31, 2018), (ii) in which we have total annual gross revenue of at least $1 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our securities.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our securities.

We are required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

Regulations governing our operations will affect our ability to raise, and the method for raising, additional capital, which may expose us to risks.

Our business requires a substantial amount of capital. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness, or preferred stock, and we may borrow money from banks or other financial institutions, which we collectively refer to as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to issue additional senior securities may be restricted if our asset coverage were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including an increased risk of loss.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance our operations. As a business development company, we generally are not able to issue our common stock at a price below net asset value without first obtaining required approvals of our stockholders and independent directors. This requirement may limit our ability to issue additional stock to finance our operations, since our common stock may trade, and has traded at times, at a discount to our net asset value. If we cannot raise additional capital, we may be significantly constrained in our ability to make new investments and grow our business.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets or we may borrow an amount equal to 100% of net assets).

The Financial CHOICE Act of 2017, which was passed by the U.S. House of Representatives in June 2017, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Because we borrow money in connection with our investment activities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks associated with investing in our common stock. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders.

At June 30, 2017, we had $62.1 million of outstanding indebtedness with an annualized cost of $3.9 million related to interest and unused line fees, deferred finance cost amortization, and deferred offering cost amortization. In order for us to cover these annualized interest expenses on indebtedness, we must achieve annual returns on our investments of at least 2.87%.

Advances under our Credit Facility bear interest at a rate per annum equal to the lesser of (i) LIBOR plus 3.25% and (ii) the maximum rate permitted under applicable law. In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month. The Credit Facility is secured by all of the Company’s assets. If we are unable to meet the financial obligations under the Credit Facility, and an Event of Default occurs and is not cured, the lenders under the Credit Facility could exercise their remedies against the Company’s assets and would have a superior claim to such assets over our stockholders.

The Company's $27.5 million of Notes have a fixed annual interest rate of 7.00% and require quarterly interest payments until the notes mature in January 2020.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio

(net of expenses)

	-10%	-5%	0%	5%	10%
Corresponding return to stockholder	(22)%	(13)%	(5)%	4%	13%

Assumes (i) $147.0 million in portfolio investments at June 30, 2017, (ii) $62.1 in outstanding indebtedness at June 30, 2017, (iii) $85.0 million in net assets at June 30, 2017 and (iv) average cost of funds of 6.34%, which is the estimated weighted average borrowing cost under our Credit Facility and Notes at June 30, 2017.

All of our assets are subject to security interests under the Credit Facility, and if we default on our obligations under the Credit Facility, we may suffer materially adverse consequences, including foreclosure on our assets.

As of June 30, 2017, all of our assets were pledged as collateral under our Credit Facility. If we default on our obligations under the Credit Facility, the lenders have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. If the lenders exercise their right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility. Such deleveraging of our company could significantly impair our ability to effectively operate our business and otherwise have a material adverse effect on our financial condition, results of operations and cash flows. Further, in such a circumstance, we could be forced to curtail or cease new investment activities and lower or eliminate the distributions that we have historically paid to our stockholders.

Changes in interest rates may affect our cost of capital and net investment income.

We leverage our investments with borrowed money and plan to continue doing so. As a result our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. While we have a significant percentage of floating rate assets to match our floating rate liabilities, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments.

Our business and operation could be negatively affected if we become subject to shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in publicly traded companies and in the BDC space recently. Shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to activist shareholder matters. Further, the price of our securities could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

The investment advisory and management agreement with our investment adviser and the administration agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment advisory and management agreement with our investment adviser and the administration agreement with our administrator were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with JMP Group and its respective affiliates.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our securities. Nevertheless, the changes may adversely affect our business and affect our ability to satisfy our obligations under the Notes.

The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments are generally not in publicly traded securities. As a result, the values of these securities are not readily available. We value these securities at fair value as determined in good faith by our board of directors. In connection with that determination, and in addition to valuations prepared by the independent third party valuation firms that we employ in some cases, investment professionals from our investment adviser often prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser’s investment professionals in our valuation process could result in a conflict of interest as our investment adviser’s management fee is based on our gross assets.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the investment advisory and management agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

We may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the subordinated and senior debt investments that we intend to target should constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

As a RIC, we will be required to distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to maintain our eligibility for regulated investment company tax treatment. For U.S. federal income tax purposes, we will include in taxable income certain amounts that we have not yet received in cash, such as contracted payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income in advance of receiving cash payment, and will be separately identified on our consolidated statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in our debt instruments having original issue discount, or “OID,” for tax purposes, which we must recognize as ordinary income as such original issue discount accrues regardless of whether we have received any corresponding payment of such interest. Other features of debt instruments that we hold may also cause such instruments to generate original issue discount.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to maintain our eligibility for regulated investment company tax treatment. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for regulated investment company tax treatment and thus may become subject to corporate-level income tax.

We will be subject to corporate-level income tax and may default under our Credit Facility if we are unable to satisfy certain RIC qualification requirements under Subchapter M of the Code or do not satisfy the annual distribution requirement.

In order to satisfy the requirements for RIC tax treatment, we must meet the following annual distribution, income source and asset diversification requirements to be relieved of federal taxes on income and gains distributed to our stockholders.

●

The annual distribution requirement for a regulated investment company will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we will be subject to an asset coverage ratio requirement under the 1940 Act. If we are unable to obtain cash from other sources, we could fail to qualify for regulated investment company tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

●

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other regulated investment companies, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of regulated investment company status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to satisfy certain RIC qualification requirements under Subchapter M of the Code or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Furthermore, if we fail to maintain our qualification as a RIC, we may be in default under the terms of the Credit Facility. Such a failure would have a material adverse effect on us and our security holders.

We will continue to need additional capital to finance our growth because we intend to distribute substantially all of our income to our stockholders to maintain our qualification as a RIC. If additional funds are unavailable or are not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. As a business development company, we are generally required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock that we may issue in the future. Currently this coverage ratio is 200%. This requirement will limit the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally are not permitted to issue common stock priced below net asset value without stockholder and independent director approval. If additional funds are not available to us, we could be forced to curtail or cease our lending and investment activities, which could negatively impact our financial condition.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

●	sudden electrical or telecommunications outages;

●	natural disasters such as earthquakes, tornadoes and hurricanes;

●	disease pandemics;

●	events arising from local or larger scale political or social matters, including terrorist acts; and

●	cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities.

Risks Relating to Economic Conditions

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets will likely increase and the value of our portfolio will likely decrease during these economic conditions. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Further, economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even if we had structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

From time to time, the U.S. capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the U.S. capital markets were unstable and experienced extreme volatility and disruption. Those disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities and resulted in illiquidity in parts of the capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in certain credit markets, and the failure of major financial institutions. Those capital markets conditions also resulted in recessionary conditions and depressed levels of consumer and commercial spending. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility, and there can be no assurance that adverse market conditions will not repeat themselves in the future or otherwise worsen. If existing market conditions worsen or the market conditions similar to those experienced from 2008 through 2009 were to be repeated for any substantial length of time, the U.S. capital markets could experience a prolonged period of market illiquidity, which could have a material adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets, or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow, and negatively impact our operating results.

In addition, significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Risks Relating to Our Investments

We operate in a highly competitive market for investment opportunities.

We face competition from entities that also make the types of investments that we plan to make. We compete with public and private funds (including other business development companies), commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to continue to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

 Our investments may be risky, and we could lose all or part of our principal.

Our portfolio consists primarily of directly originated investments in subordinated and senior debt of small to mid-size companies. In addition, we may make non-control, equity co-investments in these companies in conjunction with our debt investments.

Subordinated debt investments. We generally structure our subordinated debt investments with a security interest that ranks junior to a company’s secured debt in priority of payment, but senior to a company’s preferred or common stock. As such, other creditors will rank senior to us in the event of insolvency, which may result in an above average amount of risk and loss of principal.

Senior debt investments. We also invest in senior debt of small and mid-sized companies. Senior debt investments are typically secured by the assets of the portfolio company, including a pledge of the capital stock of the portfolio company’s subsidiaries, and are senior to all other junior capital in terms of payment priority. There is, however, a risk that the collateral securing these loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Equity investments. When we invest in subordinated debt or senior debt, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair our investment in a portfolio company.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

●	increase or maintain in whole or in part our equity ownership percentage in a portfolio company;

●	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

●	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to any applicable legal requirements, including the RIC diversification requirements, and the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration or level of risk, either because we prefer other opportunities (or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC tax status).

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we generally do not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make payments on the Notes.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our investment adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in subordinated debt, senior debt, and, to a lesser extent, equity securities issued by our portfolio companies. Some of our portfolio companies have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

 Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our portfolio is concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio is concentrated in a limited number of portfolio companies and industries. Although we will be subject to the asset diversification requirements associated with our qualification as a regulated investment company under the Code and have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector, our portfolio may be subject to concentration risk due to our investment in a limited number of portfolio companies. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. As of June 30, 2017, we had two loans and a revenue-linked security on non-accrual status. The loans on non-accrual status as of June 30, 2017 comprised approximately 6.7% of our portfolio at cost, which may be a higher percentage of the portfolio at cost than the BDC industry average. The continued failure by borrowers under these loans to pay interest and repay principal, and the failure by other borrowers to make such payments, could have a material adverse effect on our financial condition and results of operation and, consequently, our ability to meet our payment obligations under the Notes.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

●	our future operating results, including the performance of our existing investments;

●	the introduction, withdrawal, success and timing of business initiatives and strategies;

●	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

●	the relative and absolute investment performance and operations of our investment adviser;

●	the impact of increased competition;

●	the impact of investments we intend to make and future acquisitions and divestitures;

●	our ability to turn potential investment opportunities into transactions and thereafter into completed and successful investments;

●	the ability of our portfolio companies to achieve their objectives;

●	our business prospects and the prospects of our portfolio companies;

●	our regulatory structure and tax status;

●	the adequacy of our cash resources and working capital;

●	the timing of cash flows, if any, from the operations of our portfolio companies;

●	the impact of interest rate volatility on our results, particularly because we use leverage as part of our investment strategy;

●	the impact of legislative and regulatory actions and reforms and regulatory, supervisory, or enforcement actions of government agencies relating to us or our investment adviser;

●	our contractual arrangements and relationships with third parties;

●	our ability to access capital and any future financings by us; and

●	the ability of our investment adviser to attract and retain highly talented professionals.

Our use of words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “seek,” “plan,” “should,” “could,” “would,” “may,” “might,” “will,” and “potential” and similar words indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from this offering will be approximately $24,050,000 (or approximately $27,687,500 if the underwriters fully exercise their over-allotment option), in each case assuming a public offering price of $25 per Note, after deducting the underwriting discount of $750,000 (or approximately $862,500 if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $200,000 payable by us.

We intend to use all of the net proceeds from this offering to redeem outstanding indebtedness under the 2020 Notes and, to the extent the underwriters’ overallotment option is exercised and the proceeds from this offering exceed the redemption price of the 2020 Notes, then to repay borrowings under our Credit Facility. As of August 18, 2017, we had 2020 Notes with an aggregate principal amount of approximately $27.5 million outstanding. As of August 18, 2017, we had $1.25 million outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

We may invest the proceeds from this offering in temporary investments until we redeem the 2020 Notes. Such temporary investments primarily include cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less, which are consistent with maintaining our election as a RIC. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such temporary investments.

CAPITALIZATION

The following table sets forth our capitalization:

●	on an actual basis as of June 30, 2017; and

●

on an as-adjusted basis to reflect the sale of $25,000,000 aggregate principal amount of Notes in this offering (assuming no exercise of the overallotment option) at an assumed public offering price of $25 per Note, after deducting the underwriting discounts and commissions of $750,000 payable by us and estimated offering expenses of approximately $200,000 payable by us, and to reflect the use of proceeds from this offering.

This table should be read in conjunction with “Use of Proceeds” and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and financial statements and notes thereto included in this prospectus.

	As of June 30, 2017
	Actual	As Adjusted(1)
ASSETS:
Non-affiliated/non-control investments, at fair value	$105,715,242	$105,715,242
Affiliated investments, at fair value	29,660,797	29,660,797
Control investments, at fair value	1,791,098	1,791,098
Total investments, at fair value	137,167,137	137,167,137

Cash	4,069,966	619,966
Restricted cash	5,622,936	5,622,936
Interest receivable	478,213	478,213
Accounts receivable – other	52,191	52,191
Deferred offering costs	128,072	128,072
Deferred financing costs	599,199	599,199
Other assets	224,053	224,053
Total assets	148,341,767	144,891,767

LIABILITIES:
Revolving line of credit	34,564,854	34,564,854
2020 Notes (net of deferred offering costs of $610,813)	26,889,187	--
2022 Notes (net of deferred offering costs of $950,000)	-	24,050,000
Accrued interest payable	469,684	469,684
Accounts payable - base management fees	695,760	695,760
Accounts payable - incentive management fees	--	--
Accounts payable - administrative services	300,000	300,000
Accounts payable - accrued expenses	348,123	348,123
Other liabilities	108,979	108,979
Total liabilities	63,376,587	60,537,400

Commitments and contingencies

NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized, 6,437,945 issued and 6,412,169 outstanding at 6/30/17	6,438	6,438
Capital in excess of common stock	92,111,365	92,111,365
Treasury shares at cost, 25,776 shares at 6/30/17	(322,137)	(322,137)
Accumulated realized losses on investments	(1,266,391)	(1,266,391)
Net unrealized depreciation on investments	(9,547,949)	(9,547,949)
Undistributed net investment income	3,983,854	3,373,041
Total net assets	84,965,180	84,354,367
Total liabilities and net assets	148,381,767	144,891,767

Common stock outstanding	6,412,169	6,412,169

Net asset value per common share	13.25	13.16

(1)	Excludes up to $3,750,000 in aggregate principal amount of Notes issuable by us upon exercise of the underwriters’ over-allotment option.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our financial statements, including the notes to those statements, included in this prospectus.

	For The Six Months Ended June 30,	For The Year Ended December 31,
	2017	2016	2015	2014	2013	2012
Fixed charges:
Interest expense	$1,820,238	$3,730,768	$3,382,543	$923,350	$1,028,841	$974,369
Total Fixed charges	$1,820,238	$3,730,768	$3,382,543	$923,350	$1,028,841	$974,369

Earnings available for fixed charges:
Pre-tax income (loss)	$473,714	$6,068,078	$6,411,013	$9,395,482	$4,122,161	$3,686,859
Add: Fixed charges	1,820,238	3,730,768	3,382,543	923,350	1,028,841	974,369
Total Earnings available for fixed charges	$2,293,952	$9,798,846	$9,793,556	$10,318,832	$5,151,002	$4,661,228

Earnings to fixed charges (1)	1.26	2.63	2.90	11.18	5.01	4.78

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We were formed as a Delaware corporation on November 14, 2012. We completed our initial public offering on May 7, 2013, raising $51.0 million in gross proceeds. On May 17, 2013, we raised another $6.5 million in gross proceeds from the closing of the initial public offering underwriters’ overallotment option. Immediately prior to the initial public offering, we acquired Harvest Capital Credit LLC in a merger whereby the outstanding limited liability company membership interests of Harvest Capital Credit LLC were converted into shares of our common stock and we assumed and succeeded to all of Harvest Capital Credit LLC’s assets and liabilities, including its entire portfolio of investments. We issued 2,246,699 shares of our common stock for all of Harvest Capital Credit LLC’s 2,266,974 outstanding membership interests in connection with the merger. Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes and, as such, its financial statements are our historical financial statements.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and to a lesser extent, minority equity investments. We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues of less than $100 million and EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million. We believe that transactions involving companies of this size offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, as a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We have also elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and we intend to receive RIC tax treatment annually. To receive RIC tax treatment, we must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income we distribute to our stockholders, provided we distribute at least 90% of our ordinary income and short term capital gains.

Portfolio

Portfolio Composition

As of June 30, 2017, we had $137.2 million (at fair value) invested in 37 companies. As of June 30, 2017, our portfolio was comprised of approximately 55.6% senior secured term loans, 39.4% junior secured term loans and 5.0% equity and equity-like investments (including our revenue linked security and CLO equity investments).

As of December 31, 2016, we had $134.1 million (at fair value) invested in 31 companies. As of December 31, 2016, our portfolio was comprised of approximately 56.8% senior secured term loans, 39.2% junior secured term loans and 4.0% equity and equity-like investments (including our revenue linked security and CLO equity investments).

We originate and invest primarily in privately-held middle-market companies (typically those with less than $15.0 million of EBITDA) through first lien and second lien debt, oftentimes with a corresponding equity investment component. The composition of our investments as of June 30, 2017 and December 31, 2016 was as follows:

	June 30, 2017		December 31, 2016
	Cost	Fair Value	Cost	Fair Value

Senior Secured (1)	$77,857,521	$76,207,748	$77,341,917	$76,221,062
Junior Secured	60,220,947	54,057,404	55,460,089	52,541,766
Equity	7,683,139	6,101,549	5,159,856	4,207,964
Revenue Linked Security	848,000	694,957	999,127	992,012
CLO Equity	105,479	105,479	138,730	138,730
Total Investments	$146,715,086	$137,167,137	$139,099,719	$134,101,534

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

At June 30, 2017, our average portfolio company debt investment at amortized cost and fair value was approximately $4.2 million and $3.9 million, respectively, and our largest portfolio company debt investment by amortized cost and fair value was approximately $11.6 million and $11.6 million, respectively. At December 31, 2016, our average portfolio company debt investment at amortized cost and fair value was approximately $4.7 million and $4.6 million, respectively, and our largest portfolio company debt investment by amortized cost and fair value was approximately $12.7 million and $12.9 million, respectively.

At June 30, 2017, 70.0% of our debt investments bore interest based on floating rates (some of which were subject to interest rate floors), such as LIBOR, and 30.0% of the debt investments bore interest at fixed rates. At December 31, 2016, 64.9% of our income producing investments bore interest based on floating rates (some of which were subject to interest rate floors), such as LIBOR, and 35.1% bore interest at fixed rates.

The weighted average effective yield of our debt and other income producing investments, as of June 30, 2017 and December 31, 2016, was approximately 14.6% and 15.4%, respectively. The weighted average effective yield on the entire portfolio, as of June 30, 2017 and December 31, 2016, was 13.9% and 14.4%, respectively.

The weighted average annualized effective yield on debt and other income-producing investments is computed using the effective interest rates for our debt and other income producing investments, including cash and PIK interest as well as the accretion of deferred fees. The individual investment yields are then weighted by the respective fair values of the investments (as of the date presented) in calculating the weighted average effective yield as a percentage of our debt and other income-producing investments. CRS Reprocessing, LLC, Peekay Acquisition, LLC and the IAG Revenue Linked Security were excluded from the calculation as of June 30, 2017 because they were on non-accrual status on that date. CRS Reprocessing, LLC and Peekay Acquisition, LLC were excluded from the calculation as of December 31, 2016 because they were on non-accrual status on that date. Shinnecock CLO 2006-1, Ltd. and other equity components of the investment portfolio were also excluded from these calculations either because they do not have stated interest rates or are non-income producing.

The weighted average annualized yield on total investments takes the same yields but weights them to determine the weighted average effective yield as a percentage of the Company's total investments. The weighted average annualized yield on the Company’s investments for a given period will generally be higher than what investors in our common stock would realize in a return over the same period because the weighted average annualized yield does not reflect the Company’s expenses or any sales load that may be paid by investors.

For investments that have a PIK interest component, PIK interest is accrued each period but generally not collected until the debt investment is sold or paid off. A roll forward of PIK interest accruals and collections for the three and six months ended June 30, 2017 and June 30, 2016 is summarized in the table below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016

PIK, beginning of period	$3,063,182	$1,473,382	$2,582,253	$1,756,332
Accrual	440,565	397,364	931,396	551,189
Payments	—	—	(9,902)	(436,775)
PIK, end of period	$3,503,747	$1,870,746	$3,503,747	$1,870,746

Investment Activity

During the three months ended June 30, 2017, we closed $15.4 million of debt investment commitments in three new and three existing portfolio companies. We also made a $1.6 million equity investment in an existing portfolio company. During the three months ended June 30, 2016, we closed $2.5 million of debt investment commitments in an existing portfolio company.

During the three months ended June 30, 2017, we exited $4.2 million of debt investment commitments in two portfolio companies. During the three months ended June 30, 2016, we did not exit any investments.

Our level of investment activity can vary substantially from period to period depending on many factors, including the level of merger and acquisition activity in our target market, the general economic environment and the competitive environment for the types of investments we make.

Asset Quality

In addition to various risk management and monitoring tools, we use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment rating:

●	Investment Rating 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

●

Investment Rating 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

●

Investment Rating 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

●

Investment Rating 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in workout. Investments with a rating of 4 are those for which some loss of return but no loss of principal is expected.

●

Investment Rating 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in workout. Investments with a rating of 5 are those for which some loss of return and principal is expected.

The following table shows the investment rankings of our debt investments at fair value (in millions):

	As of June 30, 2017					As of December 31, 2016
Investment Rating	Fair Value		% of Total Portfolio		Number of Debt Investments	Fair Value (in millions)		% of Total Portfolio		Number of Portfolio Companies

1	$26.3		20.2%		8	$33.4		26.0%		9
2	80.1		61.5%		19	70.8		55.0%		13
3	15.1		11.6%		2	14.5		11.2%		3
4	8.8		6.8%		2	10.1		7.8%		2
5	—	(1)	—	%(1)	2	—	(1)	—	%(1)	1
	$130.3		100.0%		33	$128.8		100.0%		28

  (1) Rounds to less $1.0 million or .01%, as applicable.

Loans and Debt Securities on Non-Accrual Status

We do not accrue interest income on loans and debt securities if we doubt our ability to collect such interest. Generally, we will place the loan on non-accrual when an interest payment default occurs on a loan in the portfolio, when interest has not been paid for greater than 90 days, or when management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations. However, collections actually received on non-accrual loans may be recognized as interest income on a cash basis or applied to principal depending on management's judgment regarding collectability. As of June 30, 2017, we had two loans and a revenue linked security on non-accrual status, which comprised 6.7% of our total debt investments at cost. As of December 31, 2016, two loans were on non-accrual status, and comprised approximately 6.3% of our total debt investments at cost. The failure by a borrower or borrowers to pay interest and repay principal could have a material adverse effect on our financial condition and results of operation.

Results of Operations

An important measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net change in unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses, including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net change in unrealized appreciation (depreciation) on investments is the net unrealized change in the fair value of our investment portfolio.

Comparison of the Three Months and Six Months Ended June 30, 2017 and June 30, 2016

Revenues

We generate revenue primarily in the form of interest income on debt investments and, to a lesser extent, capital gains on equity investments we make in portfolio companies. Our debt investments typically have terms of five to seven years and bear interest at a fixed or floating rate. Interest on our debt investments is payable at least quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment, commitment, loan origination, structuring or due diligence fees and consulting fees.

Investment income for the three months ended June 30, 2017 totaled $5.1 million, compared to investment income of $4.7 million for the three months ended June 30, 2016. Investment income for the three months ended June 30, 2017 was comprised of $3.9 million in cash interest, $0.4 million in PIK interest and $0.7 million in fees earned on the investment portfolio. Investment income for the three months ended June 30, 2016 was comprised of $3.9 million in cash interest, $0.4 million in PIK interest and $0.4 million in fees earned on the investment portfolio. The increase in investment income is primarily attributable to higher fee income recognized in the three months ended June 30, 2017 than in the three months ended June 30, 2016.

Investment income for the six months ended June 30, 2017 totaled $9.8 million, compared to investment income of $10.2 million for the six months ended June 30, 2016. Investment income for the six months ended June 30, 2017 was comprised of $7.6 million in cash interest, $0.9 million in PIK interest and $1.2 million in fees earned on the investment portfolio. Investment income for the six months ended June 30, 2016 was comprised of $8.7 million in cash interest, $0.6 million in PIK interest and $0.9 million in fees earned on the investment portfolio. The decrease in investment income is primarily attributable to a lower weighted average effective yield on the portfolio in the six months ended June 30, 2017 than in the three months ended June 30, 2016.

Expenses

Our primary operating expenses include the payment of fees to HCAP Advisors under the investment advisory and management agreement, our allocable portion of overhead expenses under the administration agreement with JMP Credit Advisors, and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which include:

●	Interest expense and unused line fees;

●	professional fees and expenses associated with independent audits and outside legal costs;

●	the cost of calculating our net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchases of shares of our common stock and other securities;

●	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

●	transfer agent and custodial fees;

●	out-of-pocket fees and expenses associated with marketing efforts;

●	federal and state registration fees and any stock exchange listing fees;

●	U.S. federal, state and local taxes;

●	independent directors’ fees and expenses;

●	brokerage commissions;

●	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

●	direct costs, such as printing, mailing, long distance telephone and staff;

●	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

●

other expenses incurred by JMP Credit Advisors or us in connection with administering our business, including payments under the administration agreement that are based upon our allocable portion of overhead (subject to the review of our board of directors).

Operating expenses totaled $2.6 million for the three months ended June 30, 2017, compared to $2.7 million for the three months ended June 30, 2016. Operating expenses in both periods consisted of interest expense, management fees, administrator expenses, interest and related fees, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses. The decrease in operating expenses was primarily due to a $0.3 million decrease in incentive management fees discussed below, partially offset by higher administrative services expenses, professional fees and general and administrative costs for the three months ended June 30, 2017, compared to the three months ended June 30, 2016.

Operating expenses totaled $4.9 million for the six months ended June 30, 2017, compared to $5.6 million for the six months ended June 30, 2016. The decrease in operating expenses was primarily due to a $0.9 million decrease in incentive management fees discussed below, partially offset by higher administrative services expenses, professional fees and general and administrative costs for the three months ended June 30, 2017, compared to the three months ended June 30, 2016.

Interest expense decreased slightly due to a lower average outstanding debt balance during the three months and six months ended June 30, 2017, compared to the three months and six months ended June 30, 2016.

Administrative services expense was $0.3 million for the three months ended June 30, 2017, compared to $0.2 million for the three months ended June 30, 2016. Administrative services expense was $0.6 million for the six months ended June 30, 2017, compared to $0.4 million for the six months ended June 30, 2016. The increase is attributable to the increase in the 2017 annual cap entered into by the Company such that the maximum amount that would be payable by the Company for 2017 is $1.2 million.

Base management fees for the three months ended June 30, 2017 was $0.7 million, compared to $0.7 million for the three months ended June 30, 2016. Base management fees for the six months ended June 30, 2017 was $1.4 million, compared to $1.5 million for the six months ended June 30, 2016.The slight decrease in base management fees is attributable to a smaller average amount of gross debt investments outstanding during the three months and six months ended June 30, 2017, as compared to the three months and six ended June 30, 2016.

Incentive management fees for the three months ended June 30, 2017 were $0.0 million, compared to $0.3 million for the three months ended June 30, 2016. The decrease in incentive management fees for the three months ended June 30, 2017, compared to the three months ended June 30, 2016 is primarily a result of the total return provision in the investment advisory and management agreement. The incentive fees paid or owed to HCAP Advisors are subject to a three year total return requirement, such that no incentive fee, in respect of pre-incentive fee net investment income, will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the calendar quarter for which such fees are being calculated and the 11 preceding quarters exceeds the cumulative incentive fees paid or accrued over the 11 preceding quarters. Due to this total return requirement, incentive fees of $0.5 million were not paid or accrued for the three months ended June 30, 2017.

Incentive management fees for the six months ended June 30, 2017 were $0.1 million, compared to $1.0 million for the six months ended June 30, 2016. Due to the total return requirement in our investment advisory and management agreement, incentive fees of $0.9 million were not paid or accrued for the six months ended June 30, 2017.

Net Investment Income

For the three months ended June 30, 2017, net investment income was $2.5 million, compared to $2.1 million for the three months ended June 30, 2016. For the three months ended June 30, 2017, net investment income per share was $0.39 compared to $0.33 for the three months ended June 30, 2016.

For the six months ended June 30, 2017, net investment income was $4.8 million, compared to $4.6 million for the six months ended June 30, 2016. For the six months ended June 30, 2017, net investment income per share was $0.75 compared to $0.74 for the six months ended June 30, 2016.

Net Realized Gains and Losses

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income.

We recognized $0.3 million in realized gains on our investments for the three months ended June 30, 2017, compared to $0.1 million in realized gains on our investments in the three months ended June 30, 2016. A summary of realized gains and losses for the three months and six months ended June 30, 2017 and 2016 is as follows:

	Three Months Ended June 30,
	2017	2016
Mercury Network, LLC (Common Equity Units)	300,270	—
Rostra Tool Company (Common Equity Warrants)	—	55,226
Shinnecock CLO 2006-1, Ltd (CLO Subordinated Notes)	(33,251)	—
Net realized gains	267,019	55,226

	Six Months Ended June 30,
	2017	2016
Infinite Aegis Group, LLC (Common Equity Warrants)	—	(77,522)
Mercury Network, LLC (Common Equity Units)	300,270	—
Rostra Tool Company (Common Equity Warrants)	4,096	55,226
Shinnecock CLO 2006-1, Ltd (CLO Subordinated Notes)	(33,251)	—
Solex Fine Foods, LLC (Common Equity Units)	—	(700,465)
Solex Fine Foods, LLC (Senior Secured Term Loan)	—	(441,798)
Net realized gains (losses)	271,115	(1,164,559)

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation (depreciation) primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments totaled $(4.6) million for the three months ended June 30, 2017 and $(1.1) million for the three months ended June 30, 2016. Net change in unrealized appreciation (depreciation) on investments totaled $(4.5) million for the six months ended June 30, 2017 and $(2.6) million for the six months ended June 30, 2016. The net unrealized depreciation in 2017 was largely driven by the unrealized depreciation of $(4.1) million related on our debt investment in CRS Reprocessing, LLC during the three months ended June 30, 2017.

Net Increase in Net Assets Resulting from Operations

The net (decrease) increase in net assets resulting from operations was $(1.9) million for the three months ended June 30, 2017, compared to $1.0 million for the three months ended June 30, 2016. The $2.9 million net decrease in net assets resulting from operations for the three months ended June 30, 2017, compared to the three months ended June 30, 2016 was primarily attributable to a $3.5 million negative change in net unrealized depreciation on investments, partially offset by a $0.4 million increase in net investment income for the three months ended June 30, 2017, as compared to the three months ended June 30, 2016.

The net increase in net assets resulting from operations was $0.5 million for the six months ended June 30, 2017, compared to $0.9 million for the six months ended June 30, 2016. The $0.4 million net decrease in net assets resulting from operations for the six months ended June 30, 2017, compared to the six months ended June 30, 2016 was primarily attributable to a $1.9 million negative change in net unrealized depreciation on investments, partially offset by a $1.4 million positive change in net realized gains (losses) for the six months ended June 30, 2017, as compared to the six months ended June 30, 2016.

Comparison of the Years Ended December 31, 2016 and December 31, 2015

Revenues

We generate revenue primarily in the form of interest income on debt investments and, to a lesser extent, capital gains on equity investments we make in portfolio companies. Our debt investments typically have terms of five to seven years and bear interest at a fixed or floating rate. Interest on our debt investments is payable at least quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment, commitment, loan origination, structuring or due diligence fees and consulting fees, which may be non-recurring in nature.

Investment income for the year ended December 31, 2016 totaled $20.9 million, compared to investment income of $20.3 million for the year ended December 31, 2015. Investment income for the year ended December 31, 2016 was comprised of $17.4 million in cash interest, $1.5 million in PIK interest, $1.8 million in fees earned on the investment portfolio and $0.2 million in other interest income. Investment income for the year ended December 31, 2015 was comprised of $16.5 million in cash interest, $1.1 million in PIK interest, $2.5 million in fees earned on the investment portfolio and $0.3 million in other interest income. The $0.6 million increase in investment income in the year ended December 31, 2016 is primarily attributable to a larger investment portfolio, on average during the period, as compared to the year ended December 31, 2015.

Expenses

Our primary operating expenses include the payment of fees to HCAP Advisors LLC under the investment advisory and management agreement, our allocable portion of overhead expenses under the administration agreement with JMP Credit Advisors and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which include:

●	Interest expense and unused line fees;

●	the cost of calculating our net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchases of shares of our common stock and other securities;

●	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

●	transfer agent and custodial fees;

●	out-of-pocket fees and expenses associated with marketing efforts;

●	federal and state registration fees and any stock exchange listing fees;

●	U.S. federal, state and local taxes;

●	independent directors’ fees and expenses;

●	brokerage commissions;

●	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

●	direct costs, such as printing, mailing, long distance telephone and staff;

●	fees and expenses associated with independent audits and outside legal costs, and

●	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws.

Operating expenses totaled $10.8 million for the year ended December 31, 2016, compared to $10.7 million for the year ended December 31, 2015. Operating expenses in both periods consisted of interest expense, base and incentive management fees, administrator expenses, interest and related fees, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses. Operating expenses were slightly higher in 2016 due to higher interest expense, base management fees and administrative expenses for the year ended December 31, 2016 compared to the year ended December 31, 2015, offset by lower incentive fee expense (discussed in greater detail below).

Base management fees for the year ended December 31, 2016 were $2.9 million, compared to $2.7 million for the year ended December 31, 2015. The increase in base management fees is attributable to increased average gross investments in 2016 as compared to 2015.

Incentive management fees for the year ended December 31, 2016 were $1.4 million, compared to $2.2 million for the year ended December 31, 2015. The decrease in incentive management fees is a result of the total return provision in the investment advisory and management agreement. The incentive fees paid or owed to HCAP Advisors are subject to a three year total return requirement, such that no incentive fee, in respect of pre-incentive fee net investment income, will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the calendar quarter for which such fees are being calculated and the 11 preceding quarters exceeds the cumulative incentive fees paid or accrued over the 11 preceding quarters. Due to this total return requirement, incentive fees of $0.9 million were not paid or accrued for the year ended December 31, 2016.

Administrative services expense was $0.9 million for the year ended December 31, 2016, compared to $0.7 million for the year ended December 31, 2015. The Company negotiated a new cap with JMP Credit Advisors on amounts payable under the administration agreement for 2016. The cap, which was increased by our board of directors in January 2017, included limits based upon growth in the portfolio and an annual cap such that amounts payable would not exceed $0.9 million for the year. The actual administrative services expense that would have been payable to JMP Credit Advisors for the year ended December 31, 2016 exceeded this proportionate share of the cap by approximately $0.2 million.

Other operating expenses included general and administrative expenses such as legal, accounting and a portion of the expense incurred in valuing our portfolio companies.

Net Investment Income

For the year ended December 31, 2016, net investment income was $10.1 million, compared to $9.7 million for the year ended December 31, 2015. For the year ended December 31, 2016, net investment income per share was $1.60, compared to $1.54 for the year ended December 31, 2015.

Net Realized Gains and Losses

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income.

We recognized $0.5 million and $1.1 million in realized losses on our investments for the years ended December 31, 2016 and December 31, 2015, respectively. A summary of realized gains and losses for the years ended December 31, 2016 and December 31, 2015 is as follows:

	Twelve Months Ended December 31,
	2016	2015
Applied Systems, Inc. (Senior Secured Term Loan)	7,878	—
Atrium Innovations, Inc. (Senior Secured Term Loan)	(3,656)	—
Bridgewater Engine Ownership III, LLC (Residual Value)	18,301	—
CRS Reprocessing, LLC (Junior Secured Term Loan)	—	(674,880)
Dell International LLC (Senior Secured Term Loan)	—	2,493
FCA US LLC (Senior Secured Term Loan)	—	(1,036)
Infinite Aegis Group, LLC (Common Equity Warrants)	(77,522)	—
Infracon Energy Services Corp. (Unsecured Note)	10,775
LNB Construction, Inc. (Options to Purchase Common Equity)	—	(104,525)
Optimal Blue, LLC (Class A Common Equity Units)	683,578	—
Rostra Tool Company (Common Equity Warrants)	55,226	71,810
Shinnecock CLO 2006-1, Ltd. (CLO Subordinated Notes)	(69,903)	(351,217)
Solex Fine Foods, LLC Common Equity Units	(700,465)	—
Solex Fine Foods, LLC (Senior Secured Term Loan)	(441,798)	—
Net realized gains (losses)	(517,586)	(1,057,355)

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments totaled $(3.5) million for the year ended December 31, 2016 and $(2.2) million for the year ended December 31, 2015.

Net Increase in Net Assets Resulting from Operations

The net increase in net assets resulting from operations was $6.0 million for the year ended December 31, 2016 compared to $6.4 million for the year ended December 31, 2015. The $0.4 million decrease for the year ended December 31, 2016 was a result of higher realized and unrealized losses in 2016 as compared to 2015, partially offset by higher net investment income in 2016 as compared to 2015.

Comparison of the Years Ended December 31, 2015 and December 31, 2014

Revenues

We generate revenue primarily in the form of interest income on debt investments and, to a lesser extent, capital gains on equity investments we make in portfolio companies. Our debt investments typically have terms of five to seven years and bear interest at a fixed or floating rate. Interest on our debt investments is payable at least quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment, commitment, loan origination, structuring or due diligence fees and consulting fees.

Investment income for the year ended December 31, 2015 totaled $20.3 million, compared to investment income of $14.7 million for the year ended December 31, 2014. Investment income for the year ended December 31, 2015 was comprised of $16.5 million in cash interest, $1.1 million in PIK interest, $2.5 million in fees earned on the investment portfolio and $0.3 million in other interest income. Investment income for the year ended December 31, 2014 was comprised of $11.1 million in cash interest, $1.4 million in PIK interest, $1.5 million in fees earned on the investment portfolio and $0.7 million in other interest income. The $5.6 million increase in investment income in the year ended December 31, 2015 is primarily attributable to a larger investment portfolio during the period, as compared to the year ended December 31, 2014.

Expenses

Our primary operating expenses include the payment of fees to HCAP Advisors LLC under the investment advisory and management agreement, our allocable portion of overhead expenses under the administration agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which include:

●	Interest expense and unused line fees;

●	the cost of calculating our net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchases of shares of our common stock and other securities;

●	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

●	transfer agent and custodial fees;

●	out-of-pocket fees and expenses associated with marketing efforts;

●	federal and state registration fees and any stock exchange listing fees;

●	U.S. federal, state and local taxes;

●	independent directors’ fees and expenses;

●	brokerage commissions;

●	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

●	direct costs, such as printing, mailing, long distance telephone and staff;

●	fees and expenses associated with independent audits and outside legal costs, and

●	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws.

Operating expenses totaled $10.7 million for the year ended December 31, 2015, compared to $6.4 million for the year ended December 31, 2014. Operating expenses in both periods consisted of interest expense, base and incentive management fees, administrator expenses, interest and related fees, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses. The increase in operating expenses was due to higher interest expense, base management fees, incentive management fees and administrative expenses for the year ended December 31, 2015 compared to the year ended December 31, 2014. Additionally, incentive management fees of $0.3 million were waived by our Investment Advisor in 2014.

Base management fees for the year ended December 31, 2015 were $2.7 million, compared to $1.9 million for the year ended December 31, 2014. The increase in base management fees is attributable to increased gross investments in 2015 as compared to 2014.

Incentive management fees for the year ended December 31, 2015 were $2.2 million, compared to $2.1 million for the year ended December 31, 2014. The increase in incentive management fees is attributable to higher net investment income in 2015 as compared to 2014.

 Administrative services expense was $0.7 million for the year ended December 31, 2015, compared to $0.5 million for the year ended December 31, 2014. The Company negotiated a new cap with JMP Credit Advisors on amounts payable under the administration agreement for 2015. The cap included quarterly limits based upon growth in the portfolio and an annual cap such that amounts payable would not exceed $0.8 million for the year. The actual administrative services expense that would have been payable to JMP Credit Advisors for the year ended December 31, 2015 exceeded this proportionate share of the cap by approximately $0.1 million.

Other operating expenses included general and administrative expenses such as legal, accounting and a portion of the expense incurred in valuing our portfolio companies.

Net Investment Income

For the year ended December 31, 2015, net investment income was $9.7 million, compared to $8.3 million for the year ended December 31, 2014. For the year ended December 31, 2015, net investment income per share was $1.54, compared to $1.34 for the year ended December 31, 2014.

Net Realized Gains and Losses

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income.

We recognized $1.1 million in realized losses on our investments for the year ended December 31, 2015 and $0.7 million in realized gains on our investments in the year ended December 31, 2014.

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments totaled $(2.2) million for the year ended December 31, 2015 and $0.5 million for the year ended December 31, 2014.

Net Increase in Net Assets Resulting from Operations

The net increase in net assets resulting from operations was $6.4 million for the year ended December 31, 2015 and $9.4 million for the year ended December 31, 2014. The $3.0 million decrease for the year ended December 31, 2015, compared to the year ended December 31, 2014 reflects the $1.4 million increase in net investment income described above and the $4.4 million increase in net unrealized and realized losses on investments.

Financial Condition, Liquidity and Capital Resources

Cash Flows from Operating and Financing Activities

Our operating activities used cash of $2.6 million and $2.0 million for the six months ended June 30, 2017 and June 30, 2016, respectively, primarily in connection with the payoff and funding of new investments.

Our financing activities provided cash of $4.8 million and $1.7 million for the six months ended June 30, 2017 and June 30, 2016, respectively, primarily in connection with net borrowings on our Credit Facility and dividends paid to shareholders. During the six months ended June 30, 2017, we also had financing activity proceeds from the issuance of common shares.

Our liquidity and capital resources are derived from our Credit Facility (defined below), proceeds received from common stock offerings, proceeds received from the public offering of our 2020 Notes in January 2015, and cash flows from operations, including investment sales and repayments. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as the payment of dividends to the holders of our common stock. We used, and expect to continue to use, these capital resources as well as proceeds from public and private offerings of securities to finance our investment activities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, if our common stock trades at a price below our then-current net asset value per share, we may be limited in our ability to raise equity capital given that we cannot sell our common stock at a price below net asset value per share unless our stockholders approve such a sale and our board of directors makes certain determinations in connection therewith. For portions of 2017 and 2016, our common stock traded at a discount to our then-current net asset value. If our common stock continues to trade at a discount to net asset value, we may be limited in our ability to raise equity capital unless we obtain the approval described above, which we have not obtained.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a BDC, we are generally required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of June 30, 2017 and December 31, 2016, we were in compliance with this requirement. The amount of leverage that we employ as a BDC will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing.

As of June 30, 2017 and December 31, 2016, we had cash and restricted cash of $9.7 million and $7.6 million, respectively.

Credit Facility

On October 29, 2013, the Company entered into a Loan and Security Agreement with CapitalSource Bank (now Pacific Western Bank), as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55.0 million senior secured revolving credit facility, or the “Credit Facility.” The Credit Facility is secured by all of the Company’s assets, including the Company's equity interest in HCAP Equity Holdings, LLC, and has an accordion feature that allows the size of the facility to increase up to $85.0 million. As of March 31, 2017, the final maturity date under the Credit Facility was October 29, 2018 and the revolving period expired on April 30, 2017. HCAP Equity Holdings, LLC became a co-borrower under the Credit Facility in August 2016.

Advances under the Credit Facility, following amendments in September 2015, bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Credit Facility also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. In addition, the Credit Facility contains a covenant that limits the amount of our unsecured longer-term indebtedness (as defined in the Credit Facility), which includes our 2020 Notes, to 50% of the maximum borrowing amount under the Credit Facility. The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Credit Facility provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

As of June 30, 2017 and December 31, 2016, the outstanding balance on the $55.0 million Credit Facility was $34.6 million and $26.9 million, respectively.

2020 Notes Offering

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 7.00% Notes due 2020, or the “2020 Notes.” On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of 2020 Notes to cover the over-allotment option exercised by the underwriters. The total net proceeds to the Company from the 2020 Notes, after deducting underwriting discounts of $825,000 and offering expenses of $224,384, were $26.5 million.

The 2020 Notes will mature on January 16, 2020 and bear interest at a rate of 7.00%. The 2020 Notes are unsecured obligations of the Company and rank pari passu with the Company’s future unsecured indebtedness; effectively subordinated to all of the existing and future secured indebtedness of the Company; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. The 2020 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 16, 2017. Interest on the 2020 Notes is payable quarterly on January 16, April 16, July 16, and October 16 of each year. The 2020 Notes are listed on the NASDAQ Global Market under the trading symbol “HCAPL.” The Company may from time to time repurchase 2020 Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of June 30, 2017, the outstanding principal balance of the 2020 Notes was $27.5 million.

The indenture governing the 2020 Notes, or the "2020 Notes Indenture,” contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the 2020 Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2020 Notes Indenture.

At the Market Stock Offering

 On January 27, 2017, we entered into an equity distribution agreement with JMP Securities LLC relating to up to 1,000,000 shares of our common stock that we may offer and sell from time to time at prices related to the prevailing market prices or at negotiated prices. During the three months ended June 30, 2017, we did not sell any shares pursuant to this program. During the six months ended June 30, 2017, we sold 109,774 shares at an average price of $14.22 per share.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2017, our only off-balance sheet arrangements consisted of $3.5 million of unfunded revolving line of credit commitments to seven of our portfolio companies.  As of December 31, 2016, our only off-balance sheet arrangements consisted of $2.1 million of unfunded revolving line of credit commitments to five of our portfolio companies.

Regulated Investment Company Status and Dividends

We have elected to be treated as a RIC under Subchapter M of the Code. If we receive RIC tax treatment, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To receive RIC tax treatment, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Credit Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a BDC under the 1940 Act and due to provisions in the Credit Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and published guidance issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Recent Developments

On July 3, 2017, the Company received a full repayment at par on its junior secured debt investment in Fox Rent A Car, Inc ("Fox"). The Company also received a $1.0 million exit fee and a $0.1 million warrant amendment fee. The Company generated a gross internal rate of return ("IRR") of 18.9% on its debt investment in Fox and still retains its warrant position in the company. IRR is the rate of return that makes the net present value of all cash flows into or from the investment equal to zero, and is calculated based on the amount of each cash flow received or invested by the Company and the day it was invested or received.

On July 7, 2017, the Company made a $3.3 million senior secured debt investment and a $1.0 million equity investment in Instant Sales Solutions, Inc. The debt investment consists of a $3.0 million term loan that carries a fixed interest rate of 13.25% and a $0.3 million revolver that carries an interest rate of LIBOR plus 9.0% with a 1.00% LIBOR floor. The revolver was unfunded at close.

On July 12, 2017, the Company received a full repayment at par plus a 1.0% prepayment fee on its junior secured debt in Novitex Acquisition, LLC. The Company generated an IRR of 13.3% on its investment.

On July 12, 2017, the Company received a full repayment at par plus a 2.0% prepayment fee on its junior secured debt in Source HOV LLC. The Company generated an IRR of 13.0% on its investment.

On July 25 2017, the Company received a full repayment at par on its senior secured debt in Brite Media Group LLC. The Company generated an IRR of 13.3% on its investment.

On July 28, 2017, the Company declared monthly distributions of $0.1125 per share payable on each of August 24, 2017, September 28, 2017 and October 26, 2017. The Company also declared a special distribution of $0.10 per share payable on October 26, 2017.

On August 7, 2017, the Company received a full repayment at par plus a 2.0% prepayment fee on its $1.6 million junior secured debt investment in Mercury Network, LLC ("Mercury"). The Company generated an IRR of 12.8% on its debt investment. On the same date, the Company also sold its remaining equity investment in the company for $0.2 million. The Company generated an IRR of 99.0% on its equity investment. On a combined basis, the Company generated an IRR of 18.8% on its investments in Mercury.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2017, the fiscal years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and the period ended December 31, 2011. The information as of December 31, 2016, 2015, 2014, 2013, 2012, and 2011 has been derived from our audited Financial Statements for these periods, which have been audited by PricewaterhouseCoopers, LLP, our independent registered public accounting firm. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the information provided as of the fiscal years presented is included as an exhibit to the registration statement of which this prospectus is a part. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” for more detailed information regarding the senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
June 30, 2017 (unaudited)
2020 Notes (5)	$27.5	$4,090	—	$25.75
Credit Facility (6)	34.6	3,458	—	N/A
December 31, 2016
2020 Notes (5)	27.5	4,168	—	25.45
Credit Facility (6)	26.9	4,233	—	N/A
December 31, 2015
2020 Notes (5)	27.5	4,251	—	25.55
Credit Facility (6)	29.7	4,011	—	N/A
December 31, 2014
Credit Facility (6)	26.1	4,485	—	N/A
December 31, 2013
Credit Facility (6)	0	N/A	—	N/A
December 31, 2012
JMP Facility(7)	28.2	1,707	—	N/A
December 31, 2011 (8)
JMP Facility (7)	4.7	2,229	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)

Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)

Not applicable to the Credit Facility and JMP Facility because these senior securities are not registered for public trading. Average market value for 2020 Notes is calculated with daily close price listed on NASDAQ “HCAPL” ticker from inception, January 23, 2015, through December 31, 2015, December 21, 2016, and June 30, 2017, as applicable.

(5)

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 2020 Notes. On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of the 2020 Notes to cover the over-allotment option exercised by the underwriters. The ticker symbol for the 2020 Notes is “HCAPL.”

(6)	We entered into the Credit Facility on October 29, 2013. In connection with our entry into the Credit Facility, we also terminated the JMP Facility, effective as of October 29, 2013.

(7)

Prior to our IPO on May 2, 2013, Harvest Capital Credit LLC, our predecessor, was party to a Loan Agreement, dated as of April 24, 2011, as amended, with JMP Group LLC, which we refer to as the “JMP Facility.” The JMP Facility was terminated effective October 29, 2013.

(8)	The Company's operations commenced on September 6, 2011.

BUSINESS

Our Company

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. We have also elected to be treated for U.S. federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” and we intend to satisfy the Code requirements to receive RIC tax treatment annually. We provide customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues of less than $100 million and annual EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to continue to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” As a RIC, we generally will not have to pay U.S. corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements. See “-Taxation as a Regulated Investment Company.”

Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, New York 10017, and our telephone number is (212) 906-3592.

Portfolio Composition

As of June 30, 2017, we had $137.2 million (at fair value) invested in 36 companies. As of June 30, 2017, our portfolio was comprised of approximately 55.6% senior secured term loans, 39.4% junior secured term loans and 5.0% equity and equity-like investments (including our revenue linked security and CLO equity investments). As of December 31, 2016, we had $134.1 million (at fair value) invested in 31 companies. As of December 31, 2016, our portfolio was comprised of approximately 56.8% senior secured term loans, 39.2% junior secured term loans and 4.0% equity and equity-like investments (including our revenue linked security and CLO equity investments).

As of December 31, 2016, 2015, 2014, 2013 and 2012, our debt and other income-producing investments had a dollar-weighted average annualized effective yield of approximately 15.4%, 13.9%, 15.1%, 16.7%, and 17.6%, respectively, including amortization of deferred debt origination fees and original issue discount. As of December 31, 2016, 2015, 2014, 2013, and 2012, our total investments, including investments that are not income producing, had a dollar-weighted average annualized effective yield of approximately 14.4%, 13.6%, 14.0%, 16.4%, and 16.6%, respectively.

JMP Group

We were founded by certain members of HCAP Advisors, our investment adviser, and JMP Group, a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in us and a majority equity interest in our investment adviser. JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC, an SEC-registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors, which manages approximately $1.1 billion in credit assets through its collateralized loan obligation and total return swap funds. The shares of common stock of JMP Group are traded on the New York Stock Exchange (NYSE: JMP). JMP Credit Advisors also acts as our administrator.

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 20 years of investment experience, and is supported by the investment staff at HCAP Advisors, as well as investment professionals from JMP Credit Advisors and JMP Group. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to draw upon JMP Group’s over 10-year history in the investment management business and to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S. Mr. Magee, who is also a Vice President of the Company, worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years. Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf. The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group LLC; Carter D. Mack, the President of JMP Group LLC; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have an average of 23 years of investment experience and collectively currently manage or oversee approximately $2.3 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, and collateralized loan obligation funds. All key investment decisions made by our investment adviser on our behalf require approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Our Business Strategy

We have adopted the following business strategy to achieve our investment objective:

Capitalize on our investment adviser’s extensive relationships with small to mid-sized companies, private equity sponsors and other intermediaries. Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S., which we expect will produce attractive investment opportunities for us. Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; Philadelphia, PA; and Minneapolis, MN.

Leverage the skills of our experienced investment adviser. The principals of our investment adviser have an average of approximately 20 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

Apply disciplined underwriting policies. Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers. Our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector. Our portfolio may be subject to concentration risk due to our investment in a limited number of portfolio companies.

Maintain rigorous portfolio management. The principals of our investment adviser have significant investing and board-level experience with small to mid-sized companies, and as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our directly originated portfolio companies. After originating an investment in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies. In addition, our portfolio company investments generally contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

“Enterprise value” lending. We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company plus the value of the portfolio company's liabilities. We generally secure a subordinated lien or a senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that we expect will build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

Opportunity for enhanced returns. To enhance our loan portfolio returns, in addition to receiving interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors. We may also make a direct equity investment in a portfolio company in conjunction with a debt investment, which may provide us with additional equity upside in our investment. Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Our Investment Criteria

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation /Positive Cash Flow. We place a premium on analysis of business fundamentals from an investor’s perspective and have a distinct value orientation. We focus on companies with proven business models in which we can invest at reasonable multiples of operating cash flow. We also typically invest in companies with a history of profitability. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We target companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Limiting Portfolio Concentration. We adhere to prudent limitations on sector concentrations, which serve to diversify our portfolio and help to mitigate the risks of an economic downturn in any particular industry sector. In addition, we seek to diversify our portfolio from a geographic and a single borrower concentration perspective to mitigate the risk of an economic downturn in any particular part of the U.S. or concentration risk with respect to a particular borrower. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector. Our portfolio may be subject to concentration risk due to our investment in a limited number of portfolio companies.

Ability to Exert Meaningful Influence. We seek to target investment opportunities in which we are the lead/sole investor in our tranche and in which we can add value through rigorous portfolio management and exercising certain rights and remedies available to us when necessary.

Private Equity Sponsorship. When feasible, we seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

Security Interest. We generally seek a first or second priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is evaluated as a potential source of repayment. We evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. We seek to negotiate covenants in connection with our investments that afford our portfolio companies with flexibility in managing their businesses, but also act as a tool to minimize our loss of capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. Our investments generally have cross-default and material adverse change provisions, require the provision of periodic financial reports and operating metrics, and limit the portfolio company’s ability to incur additional debt, sell assets, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger, acquisition or recapitalization. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments within a pre-established investment horizon. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Investment Process

The principals of our investment adviser have responsibility for originating investment opportunities, evaluating potential investments, transaction due diligence, preparation of a preliminary deal evaluation memorandum, negotiation of definitive terms and conditions, securing approval from the investment committee, negotiation of legal documentation and monitoring/management of portfolio investments. There are six key elements of our investment process:

●	Origination

●	Evaluation

●	Structuring/Negotiation

●	Due Diligence/Underwriting

●	Documentation/Closing

●	Portfolio Management/Investment Monitoring.

 Origination

Our investment adviser develops investment opportunities through a relationship network of financial intermediaries, entrepreneurs, financial sponsors, management teams, small- and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S. This investment sourcing network has been developed by the principals of our investment adviser over an average of a 19-year period, and enabled them to construct a geographically diverse portfolio of over 50 investments in every region of the U.S. while at another business development company. We believe that the strength of this network should enable our investment adviser to receive the first look at many investment opportunities. We believe that directly originating our own subordinated debt and senior debt investments and equity co-investments gives us greater control over due diligence, structure, terms and ultimately results in stronger investment performance. As a lead and often sole investor in the particular tranche of the capital structure, we also expect to obtain board or observation rights, which allow us to take a more active role in monitoring our investment after we close the investment.

We also expect our investment adviser’s relationship with JMP Group, which, through Harvest Capital Strategies and JMP Credit Advisors, as applicable, also manages a family of four hedge funds, three private equity funds, three collateralized loan obligation funds and a total return swap, to generate investment opportunities for us.

Evaluation

An initial review of the potential investment opportunity will be performed by one or more investment professionals of our investment adviser. During the initial review process, the investment professionals may solicit input regarding industry and market dynamics from credit analysts and/or equity research analysts within our investment adviser and JMP Group. If the investment opportunity does not meet our investment criteria, feedback will be delivered timely through our origination channels. To the extent an investment appears to meet our investment criteria, the investment professionals of our investment adviser will begin preliminary due diligence.

Structuring/Negotiation

When an investment professional of our investment adviser identifies an investment opportunity that appears to meet our investment criteria, one or more of our investment adviser’s investment professionals will prepare a pre-screen memorandum. During the process, comprehensive and proprietary models are created to evaluate a range of outcomes based on sensitized variables including various economic environments, changes in the cost of production, and various product or service supply/demand and pricing scenarios. The investment professionals of our investment adviser will perform preliminary due diligence and tailor a capital structure to match the historical financial performance and growth strategy of the potential portfolio company.

The pre-screen memorandum will also include the following:

●	Transaction description;

●	Company description, including product or service analysis, market position, industry dynamics, customer and supplier analysis, and management evaluation;

●	Quantitative and qualitative analysis of historical financial performance and preparation of 5-year financial projections;

●	Competitive landscape;

●	Business strengths and weaknesses;

●	Quantitative and qualitative analysis of business owner(s) (including private equity firm);

●	Potential investment structure, leverage multiples and expected yield calculations; and

●	Outline of key due diligence areas.

The investment committee of our investment adviser then reviews the pre-screen memorandum and determines whether the opportunity fits our general investment criteria and should be considered for further due diligence. If the investment committee makes a positive determination, the investment professionals of our investment adviser will then negotiate and execute a non-binding term sheet with the potential portfolio company and conduct further due diligence.

The investment committee of our investment adviser currently consists of Messrs. Jolson, Buckanavage, Magee, Mack and Hamm. All key decisions, including screening, initial approvals, final commitment, material amendments and sale approvals (if applicable), require approvals from three of the five investment committee members and must include approvals from Messrs. Jolson and Buckanavage. Although we have a formal process for investment approvals, the investment professionals of our investment adviser regularly communicate with at least one member of the investment committee throughout the investment transaction process to ensure efficiency as well as clarity for our prospective portfolio companies and clients.

Due Diligence/Underwriting

Once a non-binding term sheet has been negotiated and executed with the potential portfolio company and, in limited circumstances, the prospective portfolio company has remitted a good faith deposit, we begin our formal underwriting and due diligence process by requesting additional due diligence materials from the prospective portfolio company and arranging additional on-site visits with management and relevant employees. Our investment adviser typically requests the following information as part of the due diligence process:

●	annual and interim (including monthly) financial information;

●	completion of a quality of earnings assessment by an accounting firm;

●	capitalization tables showing details of equity capital raised and ownership;

●	recent presentations to investors or board members covering the portfolio company’s current status and market opportunity;

●	detailed business plan, including an executive summary and discussion of market opportunity;

●	detailed background on all senior members of management, including background checks by third party;

●	detailed forecast for the current and subsequent five fiscal years;

●	information on competitors and the prospective portfolio company’s competitive advantage;

●	completion of Phase I (and, if necessary, Phase II) environmental assessment;

●	marketing information on the prospective portfolio company’s products, if any;

●	information on the prospective portfolio company’s intellectual property; and

●	information on the prospective portfolio company from its key customers or clients.

The due diligence process includes a formal visit to the prospective portfolio company’s location and interviews with the prospective portfolio company’s senior management team and key operational employees. Outside sources of information are reviewed, including industry publications, market articles, Internet publications, or publicly available information on competitors.

Documentation/Closing

Upon completion of the due diligence process and review and analysis of all of the information provided by the prospective portfolio company and obtained externally, the investment professionals assigned to the opportunity prepare an investment memorandum for review and approval. The investment committee of our investment adviser will reconvene to evaluate the opportunity, review the investment memorandum and discuss the findings of the due diligence process. If the opportunity receives final approval, the principals of our investment adviser, with the assistance of outside legal counsel, will be responsible for preparing and negotiating transaction documents and ensuring that the documents accurately reflect the terms and conditions approved by the investment committee. Funding requires final approval by three of the five investment committee members and must include approvals from Messrs. Jolson and Buckanavage.

Portfolio Management/Investment Monitoring

Our investment adviser employs several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following processes, procedures, and reports:

●	Review of monthly or quarterly financial statements compared against the prior year’s comparable period and the company’s financial projections;

●	Review and discussion, if applicable, of the management discussion and analysis that will accompany its financial results;

●

Review of the company’s quarterly results and overall general business performance, and assess the company’s compliance with all covenants (financial or otherwise), including preparation of a portfolio monitoring report or “PMR” (on a quarterly basis), which will be distributed to the members of the investment committee of our investment adviser;

●	Periodic, and often face-to-face, meetings with management team and owners (including private equity firm if applicable); and

●	Attendance at company board of directors meetings through formal board seat or board observation rights.

Once the investment adviser has had the opportunity to review all quarterly PMRs, a meeting will be held with investment professionals to review all of the PMRs to ensure consensus on risk rating, action steps (if any), and valuation.

In connection with the preparation of PMRs, each investment receives a quarterly risk rating following the five-level numeric investment rating outlined below:

Rating	Summary Description
1	Investment Rating 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.
2

Investment Rating 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

3

Investment Rating 3 is used for investments that are performing below expectations and that require closer monitoring but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

4

Investment Rating 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which there is an increased possibility of some loss of return but no loss of principal is expected.

5

Investment Rating 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness. Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates.

We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

Managerial Assistance

As a business development company, we offer, through our investment adviser, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of these portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

We may receive fees for these services, though we may reimburse our investment adviser for its expenses related to providing such services on our behalf.

Competition

We compete for investments with other business development companies and investment funds, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of the principals of our investment adviser, its responsiveness and efficient investment analysis and decision-making processes, its creative financing products and highly customized investment terms. We do not intend to compete primarily on the interest rates we offer and believe that some competitors make loans with rates that are comparable or lower than our rates.

 Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser, and each of our officers is an employee of our investment adviser, administrator, or other affiliate. As of August 18, 2017, our investment adviser employed a total of six full-time employees, who expect to draw upon the resources of JMP Group, including its investment professionals as well as finance and operational professionals, in connection with our investment activities. In addition, we reimburse our administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. For a more detailed discussion of the administration agreement with JMP Credit Advisors, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, NY 10017. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

We are a party to certain legal proceedings incidental to the normal course of our business, including where third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2017, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments that we may provide, if requested, and the board observation or participation rights we may receive.

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Aerospace & Defense
Bridgewater Engine Ownership III, LLC 149 Danbury Rd, New Milford, CT	0.5%	Senior Secured Term Loan, due 07/05/2019		10/03/14	396,668	370,721	396,668
		(14.00%; the greater of 14.00% or LIBOR +8.50%)

Regional Engine Leasing, LLC 505 South Flagler Drive, Suite 900, West Palm Beach, FL 33401	4.5%	Senior Secured Term Loan, due 03/31/2020		03/31/15	3,710,066	3,625,989	3,710,066
		(11.00%; the greater of 11.00% or LIBOR +4.50%)

		Residual Value	(4)	03/31/15	—	102,421	97,003

IAG Engine Center, LLC 6929 NW 46 St. Miami, FL 33166	1.6%	Senior Secured Term Loan, due 08/29/2018	(9)	08/29/16	703,395	532,979	703,395
		(14.00% Cash)

		Revenue Linked Security	(10)	08/29/16	—	848,000	694,957

AMS Flight Leasing, LLC (Loss Guaranty provided by IAG Engine Center, LLC) 324 Datura Street, Suite 252 West Palm Beach, FL 33401	1.0%	Senior Secured Term Loan, due 01/20/2019	(9) (11)	06/20/17	828,472	505,312	828,472
		(14.00% Cash)

Automotive
Fox Rent A Car, Inc. 5500/5501 West Century Blvd, Los Angeles, CA 90045	13.6%	Senior Secured Term Loan, due 09/30/2017	(15)	10/31/14	9,600,000	10,255,465	10,725,000
		(13.10%; LIBOR +12.00%)

		Warrants to purchase 102 shares of common stock			—	—	798,000

Banking, Finance, Insurance and Real Estate
Shinnecock CLO 2006-1, Ltd. 525 William Penn Place, 8th Floor, Pittsburgh, PA 15259	0.1%	4,200,000 Subordinated Notes, due 07/15/2018	(14)	03/06/14	—	105,479	105,479

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

World Business Lenders, LLC 101 Hudson Street, 33rd Floor, Jersey City, NJ 07302	0.3%	49,209 Class B Common Equity Units	(12)	12/23/13	—	200,000	218,457
		(0.31% on a fully diluted basis)

Beverage, Food & Tobacco
Flavors Holdings, Inc. 35 East 62nd Street, New York, NY 10065	4.5%	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,890,531	3,808,000
		(11.30%; LIBOR +10.00% with 1.00% LIBOR floor)

Turning Points Brands, Inc. 5201 Interchange Way Louisville, KY 40229	2.3%	Junior Secured Term Loan, due 08/17/2022		02/17/17	2,000,000	1,980,894	1,980,894
		(11.00% Cash)

Yucatan Foods, L.P. 9841 Airport Blvd, Suite 1578, Los Angeles, CA 90045	13.7%	Junior Secured Term Loan A, due 03/29/2021		03/29/16	8,857,365	8,728,106	8,779,000
		(14.50%; 10.00% Cash/4.50% PIK)	(13)

		Junior Secured Term Loan B, due 03/29/2021		03/29/16	2,948,964	2,909,866	2,860,000
		(10.00% PIK; convertible into 5.80% of fully diluted common equity)	(17)

Capital Equipment
Douglas Machines Corp. 2101 Calumet Street, Clearwater, FL 33765	5.0%	Junior Secured Term Loan, due 12/31/2018		05/07/14	4,102,633	4,052,119	4,102,633
		(12.50% Cash)

		Warrants to purchase 204 Shares of Common Stock		04/06/12	—	12,500	157,671
		(2.00% on a fully diluted basis)

Lanco Acquisition, LLC 665 10 Mile Road NW, Sparta, Michigan 49345	3.5%	Senior Secured Term Loan A, due 06/12/2018		06/13/14	140,425	139,175	140,425
		(11.78%; LIBOR +11.00% with 0.50% LIBOR floor)

		Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,479,007	2,445,232	2,468,000
		(15.00%; 12.50% Cash/2.50% PIK)

		Revolving Line of Credit, due 06/12/2017	(6)	06/13/14	250,000	250,000	250,000
		(8.78%; LIBOR +8.00% with 0.50% LIBOR floor)

		Warrants to purchase 1,482 Common Equity Units		06/13/14	—	42,000	81,900
		(12.00% on a fully diluted basis)

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Wetmore Tool and Engineering 5091 G St. Chino, CA 91710	4.7%	Junior secured term loan, due 09/30/2021	(13)	03/31/17	4,010,223	3,952,753	3,952,753
		(13.00%; 12.00% cash/1.00% PIK)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC 9780 Ormsby Station Rd, Suite 2500 Louisville, KY 40223	0.0%	Junior Secured Term Loan, due 09/30/2017	(5)	05/27/15	7,136,824	6,418,867	—
		(5.00% Cash)

Shannon Specialty Floors, LLC 1005 South 60th Street, Milwaukee, WI 53214	4.6%	Junior Secured Term Loan, due 4/12/2021 (12.30%; LIBOR + 11.00% with 1.00% LIBOR floor)		04/19/17	4,000,000	3,942,178	3,942,178

Consumer Goods - Non-Durable
Bradford Soap International, Inc. 200 Providence St, West Warwick, RI 02893	5.3%	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,446,978	4,500,000
		(10.04%; LIBOR + 9.25%)

Environmental Industries
King Engineering Associates, Inc. 126 E. 56th Street, 9th Floor New York, NY 10022	3.5%	Senior Secured Term Loan, due 04/28/2021		04/28/17	3,000,000	2,952,234	2,952,234
		(11.10%; LIBOR + 10.00%)

		Revolving Line of Credit, due 04/28/2019	(6)		—	—	—
		(LIBOR +10.00%)
Healthcare & Pharmaceuticals
DirectMed Parts & Service, LLC 9401 Waples Street, Unit #125 San Diego, CA 92121	6.5%	Senior Secured Term Loan, due 02/28/2022		05/31/17	5,600,000	5,502,592	5,502,592
		(10.71%; LIBOR + 9.50% with 1.00% LIBOR floor)

		Revolving Line of Credit, due 02/28/2022	(6)		—	—	—
		(LIBOR +6.50% with a 1.00% LIBOR floor)

High Tech Industries
GK Holdings, Inc. (Global Knowledge) 9000 Regency Pkwy, Suite 400, Cary, NC 27518	3.4%	Junior Secured Term Loan, due 1/20/2022		01/30/15	3,000,000	2,945,248	2,915,000
		(11.55%; LIBOR +10.25% with 1.00% LIBOR floor)	(13)

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Mercury Network, LLC 501 NE 122nd St, Suite D, Oklahoma City, OK 73114	2.1%	Junior Secured Term Loan, due 03/17/2022		03/17/17	1,553,869	1,527,803	1,584,946
		(11.80%; LIBOR +10.50% with 1.00% LIBOR floor)	(13)

		60,195 Common Equity Units		05/12/15	—	96,218	182,916
		(0.30% of tranche on a fully diluted basis)

Media: Broadcasting & Subscription
Chemical Information Services, LLC 9101 Lyndon B Johnson Fwy, Suite 310, Dallas, TX 75234	4.3%	Senior Secured Term Loan, due 08/28/2019		08/28/15	3,677,616	3,651,434	3,677,616
		(13.15%; LIBOR +12.00%)	(13)

		Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
		(LIBOR +12.00%)	(13)

Multicultural Radio Broadcasting, Inc. 27 William Street, 11th Floor, NY, NY 10005	5.8%	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,950,050
		(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC 475 14th Street, Suite 200, Oakland, CA 94612	6.6%	Senior Secured Term Loan, due 04/24/2019		04/24/14	4,804,720	4,768,267	4,804,720
		(12.45%; LIBOR +11.25% with 0.75% LIBOR floor)	(13)

		Revolving Line of Credit, due 04/24/2018		04/24/14	666,667	666,667	666,667
		(12.45%; LIBOR +11.25% with 0.75% LIBOR floor)	(13)

		139 Class A Common Equity Units		04/24/14	—	125,000	98,000
		(1.45% on a fully diluted basis)

Retailer
CP Holding Co., Inc. (Choice Pet) Six Landmark Square, 3rd Floor, Stamford, CT 06901	3.3%	Junior Secured Term Loan, due 02/28/2018		05/30/13	2,899,852	2,875,814	2,767,000
		(16.25%; 12.00% Cash/4.25% PIK)	(13)

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Services: Business
Novitex Acquisition, LLC 300 First Stamford Place, 2nd floor West, Stamford, CT 06902	8.3%	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,924,280	7,070,000
		(12.32%; LIBOR + 11.00% with 1.25% LIBOR floor)

Safety Services Acquisition Corp. 2626 S. Roosevelt St, Tempe, AZ 85205	8.8%	Senior Secured Term Loan, due 03/29/2019		03/29/17	7,406,250	7,338,550	7,338,550
		(12.20%; LIBOR + 11.00% with 1.00% LIBOR floor)

		100,000 shares of Series A Preferred Stock		04/05/12	—	100,000	109,000
		(0.59% on a fully diluted basis)

Sitel Worldwide Corporation 3102 West End Ave, Two American Center, Suite 900, Nashville, TN 37203	2.0%	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,721,433	1,715,000
		(10.69%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC 615 Freeport Pkwy, Coppell, TX 75019	4.8%	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,904,077	4,080,000
		(11.80%; LIBOR + 10.50% with 1.00% LIBOR floor)

					109,973,066	109,807,232	105,715,242

Affiliated Investments
Aerospace & Defense
Flight Engine Leasing V LLC 324 Datura St, Suite 252 West Palm Beach, FL 33401	1.5%	Senior Secured Term Loan, due 03/31/2019		03/31/17	957,337	947,968	947,968
		(13.00%; the greater of 13.00% or LIBOR + 7.00%)
		600 Common Equity Units (12.12% of fully diluted common equity)	(18)	03/31/17	—	300,000	303,061

Flight Engine Leasing XII LLC 324 Datura St, Suite 252 West Palm Beach, FL 33401	0.7%	1,000 Common Equity Units (18.52% of fully diluted common equity)	(18)	03/22/17	—	500,000	559,274

Capital Equipment
V-Tek, Inc. 751 Summit Avenue Mankato, MN 56001	5.4%	Senior Secured Term Loan, due 03/21/2022 (12.20%; LIBOR + 11.00%)		03/31/17	3,500,000	3,395,397	3,395,397

		Revolving Line of Credit, due 03/21/2021 (7.70%; LIBOR + 6.50%)	(6)	03/31/17	1,036,097	1,036,097	1,036,097

		89.8 Common Equity Shares (8.98% of fully diluted common equity)	(18)	03/31/17	—	150,000	150,000

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Healthcare & Pharmaceuticals
Infinite Care, LLC 4600 South Ulster St, Ste 800, Denver, CO 80237	7.5%	Senior Secured Term Loan, due 02/28/2019		02/29/16	6,170,212	5,995,823	5,309,000
		(13.06%; LIBOR+6.00% Cash with 0.42% LIBOR floor/6.00% PIK)
		Revolving Line of Credit, due 02/28/2019	(6)	02/29/16	700,000	700,000	700,000
		(13.06%; LIBOR+12.00% with 0.42% LIBOR)

		3,000,000 Class A Common Equity Units		02/29/16	—	3,000,000	387,000
		(24.60% on a fully diluted basis)

WorkWell, LLC 831 South Main Street, Salinas, CA 93901	5.5%	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,542,188	4,473,776	4,500,000
		(12.70%; LIBOR + 11.50% with 0.50% LIBOR floor)	(13)

		Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
		(12.70%; LIBOR + 11.50% with 0.50% LIBOR floor)	(13)

		250,000 Preferred Equity Units		10/22/15	—	250,000	202,000
		(6.16% on a fully diluted basis)

		250,000 Common Equity Units		10/22/15	—	—	1,000
		(0.12% on a fully diluted basis)

Metals & Mining
Northeast Metal Works LLC 433 John Downey Drive, New Britain, CT 06051	14.3%	Senior Secured Term Loan, due 12/31/2019		09/29/14	9,529,574	9,471,088	9,317,548
		(15.00%; 11.00% Cash /4.00% PIK)	(13) (16)

		Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,252,452	1,252,452	1,252,452
		(15.00%; 11.00% Cash /4.00% PIK)	(13) (16)

		2,500 Class A Equity Units		05/19/17		1,600,000	1,600,000

Retailer
Peekay Acquisition, LLC 590 Madison Ave, 27th floor, NY, NY 10022	0.0%	Senior Secured Term Loan (Last Out), due 02/15/16		12/31/12	2,509,906	1,995,422	—
		(17.00% PIK)	(7)

		35,775 shares of Common Stock (Peekay Boutiques, Inc.)	(8)	12/31/12	—	105,000	—
		(5.95% on a fully diluted basis)

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Subtotal Affiliated Investments					30,197,766	35,173,023	29,660,797

Control Investments

Aerospace & Defense
Flight Lease VII, LLC 324 Datura Street, Suite 252 West Palm Beach, FL 33401	1.1%	1,800 Common Equity Units		03/18/16	—	900,000	897,716
		(46.15% on a fully diluted basis)

Flight Engine Leasing III, LLC 324 Datura Street, Suite 252 West Palm Beach, FL 33401	1.1%	Senior Secured Term Loan, due 12/13/2018		12/13/16	643,064	634,831	634,831
		(13.00%; the greater of 13.00% or LIBOR plus 7.50%)

		400 Common Equity Units	(18) (19)	12/13/16	—	200,000	258,551
		(33.33% of fully diluted common equity)
Subtotal Control Investments					643,064	1,734,831	1,791,098

Total Investments as of 06/30/2017	161.4%				140,813,896	146,715,086	137,167,137

* Value as a percentage of net assets

(1)

Debt investments and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Common equity, residual values and warrants are non-income producing. The Company's non-qualifying assets, on a fair value basis, comprise less than 5% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $3.7 million, $11.8 million, and $8.1 million, respectively.  The tax cost of investments is $145.3 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.
(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carried a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remained unchanged at September 30, 2016. CRS was taken off non-accrual and began accruing interest during the three months ended June 30, 2015. On April 29, 2016, the loan agreement was amended to extend the maturity date from September 30, 2016 to March 30, 2017.  In conjunction with the extension, the interest rate increased from 5.0% cash to 10.0% (5.0% cash / 5.0% PIK). The loan was placed on non-accrual status during the three months ended September 30, 2016. On October 31, 2016 the maturity date was extended from March 30, 2017 to September 30, 2017 and the interest rate was reduced from 10.00% (5.00% cash/5.00%PIK) to 5.00% cash. The loan remains on non-accrual at June 30, 2017.

(6)

Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 8 to our consolidated financial statements for further discussion on portion of commitment unfunded at June 30, 2017.

(7)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Effective February 1, 2016 the debt investment was placed on non-accrual status. The loan is in default and lenders are working with the company on restructuring its debt.

(8)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's last out senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(9)

The Company restructured the investment in IAG Engine Center, LLC on June 20, 2017. Specifically, AMS Flight Leasing, LLC was formed to facilitate the purchase of an aircraft engine from IAG Engine Center, LLC for $1.4 million. Per the terms of the agreement, the proceeds of the aircraft engine sale were used by IAG Engine Center, LLC to pay down the Company’s existing debt investment in IAG Engine Center, LLC. Concurrently, the Company also entered in a separate debt investment with AMS Flight Leasing, LLC for $1.1 million, which is separately presented on the Schedule of Investments.

(10)

The revenue linked security entitles the Company to participate in the proceeds of inventory sales pursuant to a consignment agreement between IAG Engine Center, LLC and an affiliated entity of IAG Engine Center, LLC , AMS Flight Funding, LLC. The IAG Engine Center, LLC consignment sales since origination of this security have been slower to materialize than originally planned resulting in lower than expected revenue linked security payments to date. As a result, this investment was placed on non-accrual status during the three months ended March 31, 2017 and remained on non-accrual as of June 30, 2017. However, as a result of the restructuring of the IAG Engine Center, LLC facility, the Company now also participates in the revenue generated from payments on the lease of an unaffiliated third party.

(11)	IAG Engine Center, LLC has provided up to $1.4 million of credit enhancement to AMS Flight Leasing, LLC.
(12)

The Company owns 49,209 Class B Preferred membership units representing 0.31% of the fully diluted common equity in World Business Lenders, LLC. However, due to the liquidation preference of the Class B units we would receive 0.52% of the proceeds in a liquidation of the company at the June 30, 2017 fair value.

(13)	The coupon on the loan is subject to a pricing grid based on certain leverage ratios of the portfolio company.
(14)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document. The CLO has begun its redemption process and as of October 15, 2016 had paid down all of its secured liabilities. The fair value of the investment as of June 30, 2017 is based on our expected liquidation proceeds and not on an effective yield basis.

(15)

The loan paid off at par on July 3, 2017. Additionally the Company received an exit fee of $1.0 million in conjunction with the payoff. The Company retained its equity investment in Fox Rent A Car, Inc ("Fox") and received a $0.1 million fee in conjunction with extending the date on its right to put the investment back to Fox until September 2020.

(16)

On May 19, 2017, the Company made a $1.6 million preferred equity investment in the borrower that carries a 12% coupon and a liquidation preference. The preferred security also has a conversion feature granting 25% of the common equity of the borrower to the Company. Additionally, the terms of the existing senior secured term loan and revolver were changed. The interest rate on the term loan and revolver changed from LIBOR plus 14.00% with a 0.20% LIBOR floor to 15.00% (11.00% cash and 4.00% PIK) and the maturity dates were extended from December 2017 to December 2019.

(17)	The loan is convertible any time, at the Company's discretion, into 5.8% of the fully diluted common equity of the borrower.
(18)	The investment is held by HCAP Equity Holdings, LLC, the Company's taxable blocker subsidiary.
(19)	The Company's equity investment is in Flight Engine Leasing XI, LLC. This entity owns 100% of the membership interests in our borrower, Flight Engine Leasing III, LLC.

 MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. Our board of directors consists of five members, three of whom are not “interested persons” of our Company or our investment adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our board of directors, consistent with the rules of The NASDAQ Global Market. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors and Executive Officers

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors	Age	Position	Director Since	Expiration of Term
Joseph A. Jolson(1)	59	Chairman of the Board of Directors	2012	2019
Richard P. Buckanavage(2)	53	Director, Chief Executive Officer and President	2012	2019

(1)	Interested person of the Company due to his position as chairman and chief executive officer of JMP Group Inc. and JMP Group’s affiliation with our investment adviser.
(2)	Interested person of the Company due to his position as an officer of the Company.

Independent Directors	Age	Position	Director Since	Expiration of Term
Dorian B. Klein	59	Director	2013	2020
Jack G. Levin	70	Director	2013	2020
Richard A. Sebastiao	69	Director	2013	2018

The address for our directors is Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Richard P. Buckanavage	53	Chief Executive Officer and President
Craig R. Kitchin	50	Chief Financial Officer and Secretary
Renee D. Lefebvre	48	Chief Compliance Officer
Ryan T. Magee	40	Vice President

The address for Mr. Kitchin and Ms. Lefebvre is JMP Credit Advisors LLC, 3440 Preston Ridge Road, Suite 350, Alpharetta, Georgia 30005. The address for Mr. Magee is Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017.

Biographical Information

Independent Directors

Dorian B. Klein, Director. Mr. Klein has served as a member of our Board of Directors since January 2013. Mr. Klein is currently teaching several courses on Capital Markets and Financial Economics at Harvard University as part of its Faculty of Arts and Sciences and the Harvard Extension School. Mr. Klein has served as a Director of Investitori Associati, the largest Italy specific private equity fund, Ipotek Finans SA, and IpoCredit Holding NV since November 2000, November 2006, and January 2008, respectively, and as Chairman of Verida Credit IFN S.A., a regulated non-bank financial institution, since 2008. Mr. Klein was also a Managing Director and European Head of Structured and Principal Finance for Merrill Lynch from May 1995 to May 2000. From April 1991 to January 1995, Mr. Klein was a Managing Director and Head of the Asset Finance Group for Bankers Trust, which included the areas of structured finance, real estate finance, securitization, principal finance, trade finance, and project finance. In March 1989, Mr. Klein participated in forming The Transportation Group Ltd., an independent boutique investment bank, where Mr. Klein became the Head of its Tokyo office until March 1991. In September 1984, Mr. Klein joined Blyth Eastman PaineWebber in New York as an Associate and was subsequently transferred to London in June 1986 where he served as Vice President until March 1989. Mr. Klein is a graduate of Yale College, where he received his B.A. in Economics and Mathematics, and the Harvard Business School, where he earned his M.B.A. Mr. Klein was also a 2013 Advanced Leadership Fellow at Harvard. Mr. Klein’s experience as a director of a private equity firm and of non-bank financial institutions, as well as his background in investment banking and general expertise in capital markets, are among the reasons he is a valuable member of the Board of Directors.

Jack G. Levin, Director. Mr. Levin has served as a member of our Board of Directors since January 2013. Mr. Levin has more than 30 years of experience in securities law and finance, including venture capital, private equity and investment banking. For over 16 years, Mr. Levin held senior positions at Montgomery Securities (and its successor, Banc of America Securities, LLC), including as a partner and Director of Legal and Regulatory Affairs for Montgomery Securities from January 1983 to October 1997 and Managing Director, Legal for NationsBanc Montgomery Securities from October 1997 to April 1999. At Montgomery Securities, Mr. Levin was a member of the commitment, valuation and fairness opinion committees, on the board of directors of Montgomery Asset Management and provided oversight on legal and regulatory and financial matters. During that tenure, he was also the founder and managing member of MontWest Capital Partners, a private equity partnership between Montgomery Securities and Westinghouse Capital Corporation. From April 1999 to January 2000, Mr. Levin was an independent consultant. He then served as Executive Vice President and Director of Legal Affairs at NBC Internet Inc. from 2000 to 2001. In 2002, Mr. Levin co-founded and served as a managing member of Kalkhoven, Pettit, Levin & Johnson Ventures LLC, a venture capital partnership focused on early stage investment in the telecommunications industry. Subsequently, from February 2004 to March 2005, Mr. Levin served as Chief Operating Officer of Fox Paine & Company, LLC, a private equity firm. He also served as a Director of WJ Communications, Inc. from May 2004 to 2008. Mr. Levin is a retired member of the Bar of the State of New York. Mr. Levin received his undergraduate degree from Amherst College and his J.D. from Columbia University School of Law. Mr. Levin was selected as a member of the Board of Directors for, among other attributes, his experience in securities law and finance, including venture capital, private equity, and investment banking, and his executive, directorial, and founding roles at these ventures.

Richard A. Sebastiao, Director. Mr. Sebastiao has served as a member of our Board of Directors since January 2013. In December 1989, he founded RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm, and served as its president from such time until January 2008. While president of RAS Management, Mr. Sebastiao also served, on an interim basis, as the chief restructuring officer and/or chief executive officer of a number of entities that retained RAS Management in connection with their restructurings. In January 2008, he sold substantially all of the assets of RAS Management to RAS Management Advisors, LLC, an entity newly formed by certain former associates of RAS Management to carry on the business formerly conducted by RAS Management, and has served as a consultant to such newly formed entity since such time. From 2003 to 2012, Mr. Sebastiao also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. From December 2005 until April 2006, he served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. In addition, from June 2005 to December 2009, Mr. Sebastiao served on the board of directors of Patriot Capital Funding, Inc., where he was chairman of the valuation committee and a member of the audit and compensation committees. From April 2011 through July 2015, Mr. Sebastiao served as a member of the board of directors of Orchard Brands. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute, and was a CPA for a number of years. Mr. Sebastiao earned a B.S. in Business Administration from Northeastern University. Mr. Sebastiao strengthens the collective expertise of the Board of Directors in financial matters and overall business operations through his experience as a financial consultant focusing on turnaround situations and crisis management and experience in executive positions at public and private companies in a variety of industries.

Interested Directors

Joseph A. Jolson, Chairman of the Board of Directors. Mr. Jolson is the Chairman of our Board of Directors and has served as a member of our Board of Directors since December 2012. Mr. Jolson also co-founded JMP Group Inc., now JMP Group LLC (NYSE: JMP), in 1999 and is its Chief Executive Officer, chairman of the board of directors, Chief Investment Officer and a member of the executive committee. He is also the Chief Executive Officer of Harvest Capital Strategies and JMP Asset Management. Previously, he was a senior managing director and senior research analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a consulting research analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. He was named to Institutional Investor magazine's All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by the Wall Street Journal in the financial services category in 1996 and 1997. In addition, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. He received a B.A. degree from Yale University and an M.B.A. degree with distinction from The Wharton School at the University of Pennsylvania. As a result of these and other professional experiences, Mr. Jolson possesses extensive knowledge and has deep experience in managing investment companies, financial analysis, corporate governance, strategic planning, business evaluation and oversight, all of which strengthen the Board’s collective qualifications, skills and experience.

Richard P. Buckanavage, Director, Chief Executive Officer and President. Mr. Buckanavage is our co-founder and has served as our President and Chief Executive Officer and as member of our Board of Directors since November 2012. Prior to co-founding the Company, Mr. Buckanavage co-founded in 2003, and served as President and Chief Executive Office and as a member of the board of directors of, Patriot Capital Funding, Inc., a publicly-traded business development company until its sale to Prospect Capital Corp. in 2009. Prior to co-founding Patriot Capital Funding, Mr. Buckanavage held several positions with GE Capital Corporation between 1999-2003, most recently as a managing director and head of debt capital markets where he was responsible for all domestic debt syndication and private placement activities for GE’s Global Sponsor Finance and Commercial Finance business units. Mr. Buckanavage completed two rotations at GE Plastics and GE Medical Systems earning a Six Sigma Black Belt designation in 2002. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity group that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in small and mid-sized companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors. Mr. Buckanavage received a B.S. degree in finance from Central Connecticut University and an M.B.A. with a concentration in finance from Syracuse University. Mr. Buckanavage’s experience in managing business development companies and overseeing investment portfolios, as well as his familiarity with the operations of the Company, provides the Board with a valuable perspective.

Executive Officers Who Are Not Directors

Craig R. Kitchin, Chief Financial Officer and Secretary. Mr. Kitchin has served as our Chief Financial Officer and Secretary since November 2012. Mr. Kitchin also served as our Chief Compliance Officer from November 2012 to August 2016. Mr. Kitchin also serves as Chief Financial Officer for JMP Credit Advisors. He joined JMP Credit Advisors’ predecessor, Cratos Capital Partners, as Chief Financial Officer shortly after the company’s inception in 2006 and was responsible for the administrative aspects of the company including capital raising, financial reporting, loan operations, accounting, tax, and human resources. Previously, Mr. Kitchin served from 1992 to 2006 in various capacities at Jameson Inns, Inc., a publicly traded hotel company with 1,700 employees and over 100 properties, including from 1998 to 2006 as President, Chief Financial Officer and a member of the board of directors. While at Jameson Inns, Inc., he was instrumental in the company’s initial public offering in 1994 and led numerous subsequent debt and follow-on equity offerings. Mr. Kitchin received a B.S. degree in finance from Santa Clara University and an M.B.A. with concentrations in accounting and finance from the University of Chicago.

Renee D. Lefebvre, Chief Compliance Officer. Ms. Lefebvre has served as our Chief Compliance Officer since August 2016. She also serves as Chief Administrative Officer and Chief Compliance Officer for JMP Credit Advisors, overseeing loan operations, compliance and reporting. Prior to joining Cratos Capital Partners, the predecessor to JMP Credit Advisors, at the company's inception in 2006, she served from 1996 to 2006 as a senior underwriter, senior account executive and senior auditor at Wells Fargo Foothill, Inc., where she underwrote numerous complex transactions and managed a portfolio of distressed credits. Ms. Lefebvre began her banking career at Shawmut Bank after working in the wholesale distribution industry and serving three years in the U.S. Army. Ms. Lefebvre holds an undergraduate degree summa cum laude in accounting from Wichita State University.

Ryan T. Magee, Vice President. Mr. Magee has served as a Vice President of the Company since May 2014. Mr. Magee is also a Managing Director of our investment adviser. Prior to joining our investment adviser in December 2010, Mr. Magee was a vice president and team leader at Patriot Capital Funding, a publicly-traded business development company, and its successor, Prospect Capital Corporation, from 2005 to 2010. While at Patriot Capital Funding, his responsibilities included originating, structuring, underwriting and monitoring debt and equity investments. He joined Patriot Capital Funding shortly after its initial public offering and was instrumental in helping to grow the firm to over 30 portfolio companies and $200 million in mezzanine investments by the time it was acquired in December 2009. Prior to joining Patriot Capital Funding, from 2000 to 2005 he was with GE's Global Sponsor Finance group where he was responsible for underwriting and monitoring a portfolio of debt and equity investments. Mr. Magee is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from Bucknell University, graduating summa cum laude.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Jolson serves as the chairman of our Board of Directors. As noted above, Mr. Jolson is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Jolson’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Jolson’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the Company's reimbursement to its administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under the administration agreement, including the compensation of our executive officers and their respective staffs.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations.

Board Meetings and Committees of the Boards of Directors

Our board of directors has established an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee. The members of each committee have been appointed by our board of directors and serve until their successor is elected and qualifies, unless they are removed or resign. Our Board met five times during fiscal year 2016. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. Our directors are invited and encouraged to attend each annual meeting of stockholders. Three members of our Board of Directors attended our 2016 annual meeting of stockholders.

Audit Committee

The Audit Committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The members of the Audit Committee are Messrs. Sebastiao, Klein, and Levin, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Sebastiao serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Sebastiao is an “audit committee financial expert” as defined under 407 of Regulation S-K of the Exchange Act. The Audit Committee met five times during the 2016 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ and is independent for purposes of the 1940 Act. Mr. Levin serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the 2016 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the advance notice and other provisions of our Bylaws and any other applicable law, rule, or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to our secretary, Craig R. Kitchin, at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Corporate Secretary. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address, and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among other factors, the extent to which each nominee:

●	is of the highest character and integrity and has an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

●	is free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

●

is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

●	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience to enhance the effectiveness of and strengthen the Board of Directors and its committees.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board, but the Nominating and Corporate Governance Committee retains the authority to retain any such search firm.

Compensation Committee

The Company formed a Compensation Committee in March 2014. The Compensation Committee is responsible for reviewing and approving the Company's reimbursement to its administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under the administration agreement, including the compensation of our executive officers and their respective staffs. The current members of the Compensation Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ for compensation committees and is independent for purposes of the 1940 Act. Mr. Klein serves as the chairman of the Compensation Committee. As discussed below, none of our executive officers are directly compensated by the Company. The Compensation Committee met one time in the 2016 fiscal year.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Joseph A. Jolson	--	--
Richard P. Buckanavage	--	--
Independent Directors
Dorian B. Klein	$58,125	$58,125
Jack G. Levin	58,125	58,125
Richard A. Sebastiao	58,125	58,125

(1) For a discussion of the independent directors’ compensation, see below.

(2) We do not maintain a stock or option plan, non-equity incentive plan, or pension plan for our directors.

For the fiscal year ended December 31, 2016, the independent directors received an annual fee of $30,625. The independent directors also received an annual fee of $7,500 for membership on each of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. In addition, the chairmen of each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee received an additional annual fee of $5,000 for their additional services in these capacities. The independent directors were also reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

In August 2016, our board of directors approved a $22,500 increase in the total annual compensation paid to each independent director, bringing each independent director's total compensation to $75,000 per year (assuming continued committee service and chairmanships). The increase took effect on a pro-rated basis in connection with the regular meeting of the board of directors in the fourth quarter of 2016.

Compensation of Executive Officers

None of our executive officers receives direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser is paid by our investment adviser. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees. The compensation of Mr. Kitchin, our Chief Financial Officer and Secretary, and Ms. Lefebvre, our Chief Compliance Officer, is paid by our administrator JMP Credit Advisors, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that JMP Credit Advisors outsources any of its functions as administrator we will pay the fees associated with such functions on a direct basis without profit to JMP Credit Advisors. We also reimburse JMP Credit Advisors for the cost of administrative services provided to the Company by our other executive officers, including Mr. Buckanavage and Mr. Magee.

For the fiscal year ended December 31, 2016,we reimbursed JMP Credit Advisors $905,586. Payments required to be made to the administrator under the administration agreement were subject to a cap in fiscal year 2016. The cap set the maximum amount that would be payable by the Company for 2016 at the lesser of 0.60% of the average of the Company's total investments over the year ended December 31, 2016 or $917,000. On January 4, 2017, our board of directors approved an increase in the cap to the extent necessary to reimburse JMP Credit Advisors for the cost of administrative services provided to the Company by Chief Executive Officer Richard P. Buckanavage and Vice President Ryan T. Magee in the fourth quarter of 2016, in an amount up to $75,000. The actual administrative services expense that would have been payable to JMP Credit Advisors for the year ended December 31, 2016, exceeded these caps by approximately $0.2 million.

For the fiscal year ended December 31, 2015, we reimbursed JMP Credit Advisors approximately $729,978. Payments required to be made to the administrator under the administration agreement were subject to a cap in fiscal year 2015. The cap set the maximum amount that was payable by the Company on both a quarterly and annual basis.  The cap for each quarter was as follows: (i) for the quarter ended March 31, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to March 31, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015.  The overall cap for the year was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters could not exceed $800,000. The actual administrative services expense that would have been payable to JMP Credit Advisors for the year ended December 31, 2015, exceeded these caps by approximately $0.1 million.

The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator. For 2017 fiscal year, the Company has negotiated a new cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement. This cap set the maximum amount that would be payable by the Company for 2017 at $1.2 million.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser and the investment committee of our investment adviser. HCAP Advisors will serve as our investment adviser and, subject to the overall supervision of our board of directors, the principals of our investment adviser described below will manage our day-to-day operations and provide investment advisory and management services to us.

Investment Committee

The investment committee of our investment adviser is responsible for our investments and meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our investment adviser on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by our investment adviser and monitors the performance of our investment portfolio.

Each investment opportunity requires the approval of three of the five members of the investment committee responsible for advising us and must include the approval of both Messrs. Jolson and Buckanavage. Follow-on investments in existing portfolio companies will require similar approval.

Information regarding members of the investment committee who are not also members of our board of directors is as follows:

Carter D. Mack. Mr. Mack is a co-founder of JMP Group and serves as its President. He is also a member of the executive committee of JMP Group Inc. and serves on its board of directors. Additionally, he is Chairman of JMP Securities' investment banking management committee. From JMP Group Inc.’s inception in 1999 through 2010, Mr. Mack served as Director of Investment Banking at JMP Securities, and from 2007 through 2010, he additionally served as Co-President of JMP Securities. Prior to co-founding JMP Group, Mr. Mack served as a Managing Director in the financial services investment banking group at Montgomery Securities, now Banc of America Securities, from 1996 to 1999. He previously spent five years in investment banking at Merrill Lynch focused on financial institutions. During his career, Mr. Mack has been involved in corporate finance and merger and acquisition transactions totaling more than $100 billion in value. Mr. Mack holds an M.B.A. from the UCLA Anderson School of Management and a B.A. from the University of California

Ryan T. Magee, Vice President. Mr. Magee has served as a Vice President of the Company since May 2014. Mr. Magee is also a Managing Director of our investment adviser. Prior to joining our investment adviser in December 2010, Mr. Magee was a vice president and team leader at Patriot Capital Funding, a publicly-traded business development company, and its successor, Prospect Capital Corporation, from 2005 to 2010. While at Patriot Capital Funding, his responsibilities included originating, structuring, underwriting and monitoring debt and equity investments. He joined Patriot Capital Funding shortly after its initial public offering and was instrumental in helping to grow the firm to over 30 portfolio companies and $200 million in mezzanine investments by the time it was acquired in December 2009. Prior to joining Patriot Capital Funding, from 2000 to 2005 he was with GE's Global Sponsor Finance group where he was responsible for underwriting and monitoring a portfolio of debt and equity investments. Mr. Magee is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from Bucknell University, graduating summa cum laude.

Bryan B. Hamm. Mr. Hamm is President of JMP Credit Advisors and portfolio manager of its collateralized loan obligation. He is also a member of JMP Credit Advisors’ investment committee. Mr. Hamm has more than 20 years of experience in leveraged finance, asset-based, and distressed agented and syndicated middle-market secured lending transactions covering a broad range of industries. During his career, he has overseen approximately $2.5 billion of distressed lending transactions. Prior to co-founding Cratos Capital Partners, the predecessor to JMP Credit Advisors, in May 2006, Mr. Hamm held a variety of senior management positions throughout a 14-year career at Wells Fargo Foothill, Inc. As an Executive Vice President, he served as a member of that firm’s investment committee from 2000 through 2006. Mr. Hamm received his undergraduate degree from the University of Massachusetts and is a Certified Public Accountant.

Investment Professionals

The principals of our investment adviser, Messrs. Buckanavage and Magee, are responsible for our day-to-day management. They are supported by investment professionals at our investment adviser, including Seth Tutlis, and expect to draw upon the resources of JMP Group, including its investment professionals as well as finance and operational professionals, in connection with our investment activities. Information regarding Mr. Tutlis is set forth below.

Seth Tutlis has been an investment professional at our investment adviser since 2014. Before joining our investment adviser, Mr. Tutlis was an investment professional and a member of the investment committee at Prospect Capital, a middle-market private credit and equity investment firm. From 2006 to 2009, he was an investment professional at Patriot Capital Funding, a publicly-traded business development company focused on credit and equity investments in lower middle-market businesses. From 1998 to 2006, Seth worked at various asset management and equity research organizations including AllianceBernstein Institutional Investments (and its predecessor Sanford C. Bernstein), Soundview Capital Management, and Sidoti & Company, where he covered a variety of sectors including aerospace & defense, and engineering & construction. Mr. Tutlis holds an MBA from the Yale School of Management and a BS from Sacred Heart University. He is also a CFA charterholder.

We are also able to access additional investment resources through JMP Credit Advisors and JMP Group, as needed. Through our administration agreement, for example, we are able to utilize the logistical expertise of JMP Credit Advisors to facilitate the execution of our investments, including through the considerable experience of Renee Lefebvre. Ms. Lefebvre has served as our Chief Compliance Officer since August 2016, and also serves as a Managing Director and the Chief Administrative Officer and Chief Compliance Officer of JMP Credit Advisors, with responsibilities including loan operations, compliance and reporting. Prior to joining Cratos Capital Partners, the predecessor to JMP Credit Advisors, she served from 1996 to 2006 as a senior underwriter, senior account executive and senior auditor at Wells Fargo Foothill, Inc., where she underwrote numerous complex transactions and managed a portfolio of distressed credits. Ms. Lefebvre began her banking career at Shawmut Bank after working in the wholesale distribution industry and serving three years in the U.S. Army. Ms. Lefebvre holds an undergraduate degree summa cum laude in Accounting from Wichita State University.

The partners and investment professionals of our investment adviser and the members of the investment committee of our investment adviser that will support us will not be employed by us, and will receive no compensation from us in connection with their activities.

The following table shows the dollar range of our common stock to be beneficially owned by each member of our investment adviser’s investment committee as of August 18, 2017:

Member of Investment Committee	Dollar Range of Equity Securities In Us(1)(2)(3)
Joseph A. Jolson		Over $1,000,000
Richard P. Buckanavage	$500,001	-	$1,000,000
Carter D. Mack	$100,001	-	$500,000
Bryan B. Hamm	$50,001	-	$100,000
Ryan T. Magee	$100,001	-	$500,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $13.78 on August 18, 2017 on the NASDAQ Global Market.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

HCAP Advisors serves as our investment adviser pursuant to an investment advisory and management agreement. Our investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Subject to the overall supervision of our board of directors, HCAP Advisors manages our day-to-day operations and provides investment advisory and management services to us.

Under the terms of our investment advisory and management agreement, HCAP Advisors:

●	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes; and

●	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

HCAP Advisors’ services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the investment advisory and management agreement, HCAP Advisors also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Management Fee

Pursuant to our investment advisory and management agreement, we pay HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Base Management Fee. The base management fee is calculated at an annual rate of 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion, and is payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes all assets, including any assets acquired with the proceeds of leverage, but excludes cash and cash equivalents. Our investment adviser benefits when we incur debt or use leverage. For services rendered under the investment advisory and management agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee. The incentive fee has two parts, as follows:

One component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and is 20% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it is easier for our investment adviser to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to First Component of Incentive Fee

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to our investment adviser.

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

●	Hurdle rate(1) = 2.0%
●	Management fee(2) = 0.50%
●	Other expenses (legal, accounting, custodian, etc.)(3) = 0.20%

Alternative 1

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.25%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate; therefore there is no incentive fee.

Alternative 2

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.0%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.30%

Pre-incentive fee net investment income exceeds hurdle rate; therefore there is an incentive fee. Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

=	(100.0% x (pre-incentive fee net investment income – 2.0%)) + 0%
=	(100.0% x (2.30% – 2.0%))
=	100.0% x 0.30%
=	0.30%

Alternative 3

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.8% pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

=	(100% x (2.5% – 2.0%)) + (20% x (2.8% – 2.5%))
=	0.50% + (20% x 0.3%)
=	0.50% + 0.06%
=	0.56%

(1)	Represents 8.0% annualized hurdle rate.
(2)

Represents 2.00% annualized management fee based on the assumption that our gross assets are not above $350 million. The annual rate at which our management fee is calculated is dependent upon the size of our gross assets, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

(3)	Excludes organizational and offering expenses.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Alternative 1:

Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
o	Hurdle rate(1) = 2.0%
o	Management fee(2) = 0.50%
o	Other expenses (legal, accounting, custodian, etc.)(3) = 0.20%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.80%

●	Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
●	20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2:

Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
o	Hurdle rate(1) = 2.0%
o	Management fee(2) = 0.50%
o	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
o	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.80%
o	Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
o	20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)

Represents 2.00% annualized base management fee based on the assumption that our gross assets are not above $350 million. The annual rate at which our management fee is calculated is dependent upon the size of our gross assets, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

(3)	Excludes organizational and offering expenses.
(4)

The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
●	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
●	Year 3: FMV of Investment B determined to be $25 million
●	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

●	Year 1: None
●	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

●	Year 3: None; $5.0 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
●	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
●	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
●	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
●	Year 4: FMV of Investment B determined to be $24 million
●	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

●	Year 1: None
●	Year 2: Capital gains incentive fee of $5.0 million; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
●

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

●	Year 4: None
●

Year 5: None; $5.0 million of capital gains incentive fee (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

The compensation and routine overhead expenses of the investment professionals and staff of HCAP Advisors is provided and paid for by HCAP Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

●	our organization;

●	calculating our net asset value (including a portion of the cost and expenses of independent valuation firms);

●

expenses, including travel expense, incurred by HCAP Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

●	interest payable on debt, if any, incurred to finance our investments;

●	the costs of all offerings of our stock and other securities, if any;

●	the base management fee and any incentive management fee;

●	distributions on our shares;

●	administration fees payable under our administration agreement;

●	the allocated costs incurred by HCAP Advisors in providing managerial assistance to those portfolio companies that request it;

●	amounts payable to third parties relating to, or associated with, making investments;

●	transfer agent and custodial fees;

●	registration fees;

●	listing fees;

●	taxes;

●	independent director fees and expenses;

●	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

●	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	indemnification payments;

●	direct costs and expenses of administration, including audit and legal costs; and

●

all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and the allocable portions of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Limitation of Liability and Indemnification

The investment advisory and management agreement provides that HCAP Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment advisory and management agreement. The investment advisory and management agreement also provides for indemnification by us of HCAP Advisors’s members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board Approval of the Investment Advisory and Management Agreement

In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things, (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to our investment adviser from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory and management agreement; (f) the organizational capability and financial condition of our investment adviser; and (g) various other factors.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the investment advisory and management agreement as being in the best interests of our stockholders.

Duration and Termination

Our board of directors approved the investment advisory and management agreement at its first meeting, held on January 17, 2013. The investment advisory and management agreement was originally executed as of April 29, 2013. The renewal of the investment advisory and management agreement was approved by our board of directors on March 5, 2015 for a one year extension from April 29, 2015 through April 29, 2016 and again on March 8, 2016 for a one year extension from April 29, 2016 through April 29, 2017. On March 10, 2017, our board of directors approved a one year extension of the agreement from April 29, 2017 through April 29, 2018.

Unless earlier terminated as described below, the investment advisory and management agreement provides that it will remain in effect if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors - Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Organization of the Investment Adviser

HCAP Advisors is a Delaware limited liability company. The principal executive offices of HCAP Advisors are located at 767 Third Avenue, 25th Floor, New York, New York 10017.

ADMINISTRATION AGREEMENT

JMP Credit Advisors serves as our administrator. Pursuant to an administration agreement, JMP Credit Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, the administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, the administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs and administrative services provided to the Company by our chief executive officer and other officers.

Our board of directors or a committee thereof discusses with our administrator the methodology employed in determining how the expenses are allocated to us. Our board of directors or a committee thereof also assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services. In addition, our board of directors or a committee thereof consider other factors in assessing the reasonableness of the fee, including the amounts paid for such services by other BDCs and the costs that may be associated with obtaining similar services from other third-party service providers.

Under the administration agreement entered into in conjunction with our initial public offering, JMP Credit Advisors agreed to cap the amounts payable by the Company to $275,000 during the first year of the agreement. Since the $275,000 cap expired on April 29, 2014, the Company negotiated a new cap with JMP Credit Advisors of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014.

On March 5, 2015, the Company negotiated a cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2015 fiscal and calendar year.  This cap set the maximum amount that would be payable by the Company on both a quarterly and annual basis. The cap for each quarter was as follows: (i) for the quarter ended March 31, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to March 31, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015. The overall cap for the year ended December 31, 2015 was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters would not exceed $800,000.

On March 8, 2016, the Company negotiated a new cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2016 fiscal and calendar year.  This cap set the maximum amount that would be payable by the Company for 2016 at the lesser of 0.60% of the average of the Company's total investments (at fair value) over the year ended December 31, 2016 or $917,000. On January 4, 2017, our board of directors approved an increase in the cap to the extent necessary to reimburse JMP Credit Advisors for the cost of administrative services provided to the Company by Chief Executive Officer Richard P. Buckanavage and Vice President Ryan T. Magee in the fourth quarter of 2016, in an amount up to $75,000.

On March 10, 2017, the Company negotiated a new cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2017 fiscal and calendar year. This cap set the maximum amount that would be payable by the Company for 2017 at $1.2 million.

The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, JMP Credit Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the administrator’s services under the administration agreement or otherwise as administrator for us.

We are initiating a process to transition the provision of administrative services to the Company from JMP Credit Advisors, our existing administrator, which is based in Alpharetta, Georgia, to HCAP Advisors, our investment adviser, which is based in New York, New York. The transition, which will also result in changes to the personnel providing those administrative services, is expected to occur sometime before March 31, 2018, but could occur on a shorter timeline that provides for an orderly transition. The transition will allow the Company to bring this function and the personnel providing such services into the Company's principal executive office in New York.

As part of the transition, and effective upon its completion, including the hiring of personnel to provide such services from the Company's New York office, Craig R. Kitchin, the chief financial officer of JMP Credit Advisors and the Chief Financial Officer and Secretary of the Company, will step down from his positions with the Company, and Renee Lefebvre, the chief administrative officer of JMP Credit Advisors and the Chief Compliance Officer of the Company, will step down from her position with the Company.

LICENSE AGREEMENT

We have entered into a license agreement with an affiliate of JMP Group pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, we have a right to use the “Harvest” name for so long as an affiliate of JMP Group remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Harvest” name.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is party to an investment advisory and management agreement with HCAP Advisors, in which certain of the Company’s directors and executive officers have ownership and financial interests. Under the investment advisory and management agreement, the Company pays HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.  Total management fee expense was $4,293,798 for the year ended December 31, 2016.

The principals of our investment adviser may also serve as principals of other investment managers affiliated with our investment adviser that may manage investment funds with investment objectives similar to ours. In addition, HCAP Advisors or its officers and employees may in the future similarly serve entities that operate in the same or related lines of business as we do. Accordingly, they may in the future have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in our best interests. As a result, HCAP Advisors may in the future face conflicts in the allocation of investment opportunities to us and other funds and clients. However, our investment adviser intends in such event to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. An investment opportunity that is suitable for multiple clients of our investment adviser may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act, if applicable. There can be no assurance that HCAP Advisors’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

On December 10, 2015, the Company received exemptive relief from the SEC permitting us greater flexibility to negotiate the terms of co-investments with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries, in each case in a manner consistent with our investment objectives and strategies as well as regulatory requirements and other pertinent factors (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries. We believe that such co-investments may afford us additional investment opportunities.

The Company is also party to an administration agreement with JMP Credit Advisors, which is an affiliate of HCAP Advisors. Under the administration agreement, JMP Credit Advisors provides the Company with the office facilities and administrative services necessary to conduct its day-to-day operations. Payments under the administration agreement are equal to an amount, subject to a cap, based upon the Company’s allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our executive officers and their respective staffs. Total administrative services expense was $905,586 for the year ended December 31, 2016.

HCAP Advisors, our investment adviser, and JMP Credit Advisors, our administrator, are also affiliates of JMP Group. JMP Group is a full-service investment banking and asset management firm. Certain members of JMP Group, along with members of HCAP Advisors, founded the Company’s predecessor fund, HCC LLC, in September 2011. JMP Group currently owns equity in the Company, and through its wholly owned subsidiaries, JMP Group owns a majority of HCAP Advisors and wholly owns JMP Credit Advisors. Our chairman of the board of directors has a financial interest in and also serves as the chairman and chief executive officer of JMP Group.

The Company is party to a license agreement with Harvest Capital Strategies, a subsidiary of JMP Group, pursuant to which Harvest Capital Strategies has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, the Company will have a right to use the “Harvest” name for so long as Harvest Capital Strategies or one of its affiliates remains the Company’s investment adviser.

In connection with the at-the-market offering of our common stock, the Company entered into an equity distribution agreement with JMP Securities LLC on January 27, 2017, relating to up to 1,000,000 shares of our common stock that we may offer and sell from time to time at prices related to the prevailing market prices or at negotiated prices. JMP Securities LLC serves as the sales agent under the equity distribution agreement and has received approximately $30,000 of compensation for its services. In the future, JMP Securities LLC or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation. We also engaged JMP Securities LLC to facilitate our share repurchase program, which was approved by our board of directors in March 2016 and expired as of December 31, 2016. The total fees paid to JMP in connection with the share repurchase program have been less than $1,000.

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of August 18, 2017, the beneficial ownership of each director, each executive officer, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of August 18, 2017 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 6,414,630 shares of common stock outstanding as of August 18, 2017.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder. Unless otherwise indicated, the address of all executive officers and directors is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, NY 10017.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Interested Directors:
Joseph A. Jolson(2)	514,495	8.0%
Richard P. Buckanavage	57,272	*
Independent Directors:
Dorian B. Klein	--	--
Jack G. Levin	--	--
Richard A. Sebastiao	9,570	*
Executive Officers:
Craig R. Kitchin	18,206	*
Renee D. Lefebvre	--	--
Ryan T. Magee	11,198	*
All officers and directors as a group (eight persons)	610,741	9.5%
5% Holders
JMP Group LLC(3)	762,386	11.9%
Joseph A. Jolson(2)	514,495	8.0%

*	Represents less than 1.0%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)

The total number of shares reported includes 448,727 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee and over which shares Mr. Jolson has shared voting and investment power; 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has shared voting and investment power, but no pecuniary interest; 10,000 shares owned by Mr. Jolson's daughter and over which shares Mr. Jolson has voting and investment power, but no pecuniary interest; and 20,000 shares owned directly by Mr. Jolson. The principal address for Mr. Jolson is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

(3)

Consists of (i) 756,728 shares of common stock of the Company held directly by JMP Investment Holdings LLC, which is a wholly owned subsidiary of JMP Group LLC, and (ii) 5,658 shares of common stock of the Company held directly by JMP Securities LLC, which is a wholly owned subsidiary of JMP Holding LLC, which is a wholly owned subsidiary of JMP Group, Inc., which is a wholly owned subsidiary of JMP Group LLC. JMP Group LLC is an indirect beneficial owner of all of the shares, and JMP Group Inc. and JMP Holding LLC are indirect beneficial owners of the 5,658 shares held by JMP Securities LLC. JMP Group LLC is the successor issuer to JMP Group Inc. pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended. The principal address for JMP Group LLC, JMP Investment Holdings LLC, JMP Securities LLC, and JMP Group Inc. is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

The following table sets forth, as of August 18, 2017, the dollar range of our equity securities that is beneficially owned by each of our directors and executive officers.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Joseph A. Jolson	Over $100,000
Richard P. Buckanavage	Over $100,000
Independent Directors:
Dorian B. Klein	None
Jack G. Levin	None
Richard A. Sebastiao	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $13.78 on August 18, 2017 on the NASDAQ Global Market.

(3)	The dollar range of equity securities beneficially owned are none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our common stock will be determined quarterly by dividing the value of our total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We will conduct the valuation of our assets, pursuant to which our net asset value will be determined, at all times consistent with GAAP and the 1940 Act.

In calculating the fair value of our total assets, investments for which market quotations are readily available will be valued at such market quotations, which will generally be obtained from an independent pricing service or one or more broker-dealers or market makers.

We expect that there will not be a readily available market value for a substantial portion of our portfolio investments, and we will value those debt and equity securities that are not publicly traded or whose market value is not ascertainable, at fair value as determined in good faith by the board of directors pursuant to a valuation policy that is in accordance with GAAP and the 1940 Act and pursuant to a valuation process approved by our board of directors. Our board of directors may employ independent third party valuation firms to assist in determining fair value.

In accordance with authoritative accounting guidance, and, in some cases, with the assistance of any third-party valuation firms that we employ, we perform detailed valuations of our debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, we utilize a bond yield method for the majority of our debt investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model. For our equity investments, we generally utilize the market and income approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information to benchmark appropriate discount rates in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business. The discount rates used are determined based upon the portfolio company's weighted average cost of capital.

The types of factors that the board of directors may take into account in determining fair value include: comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation.

Investments are measured at fair value as determined in good faith by our management team, reviewed by the audit committee of the board of directors (independent directors), and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Level 3 debt investments which have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

The board of directors undertakes a multi-step valuation process at each measurement date:

●	Our valuation process generally begins with each investment initially being valued by the Company's management or the investment professionals of our investment adviser, and/or, if applicable, by an independent valuation firm.

●	Preliminary valuation conclusions are documented and discussed with our senior management.

●	The audit committee of our board of directors reviews and discusses the preliminary valuations.

●

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our senior management, the independent valuation firm (if reviewed in such quarter), and the audit committee.

The nature of the materials and input that the Company’s board of directors receives in the valuation process varies depending on the nature of the investment and the other facts and circumstances. For example, in the case of investments that are Level 1 or 2 assets, a formal report by the Company’s management or the investment professionals of its investment adviser, called a portfolio monitoring report, or “PMR,” is not generally prepared, and no independent external valuation firm is engaged due to the availability of quotes in markets for such investments or similar assets.  In the case of investments that are Level 3 assets, however, the Company’s board of directors generally receives a report on material Level 3 investments on a quarterly basis (i) from the Company’s management or the investment professionals of its investment adviser in the form of a PMR, (ii) from a third-party valuation firm, or (iii) in some cases, both. In the case investments that are Level 3 assets and have an investment rating of 1 (performing above expectations), the Company generally engages an independent external valuation firm to review all such material investments at least annually. In quarters where an external valuation is not prepared for such investments, the Company’s management or the investment professionals of our investment adviser generally prepare a PMR. In the case of investments that are Level 3 assets and have an investment rating of 2 through 5 (with performance ranging from within expectations to substantially below expectations), the Company generally engages an independent external valuation firm to review such material investments quarterly (and may receive a PMR in addition to the review of the independent external valuation firm where the Level 3 assets have an investment rating of 3 through 5). However, in certain cases for Level 3 assets, the Company may determine that it is more appropriate for the Company to prepare a PMR instead of engaging an independent external valuation firm on a quarterly basis, because a third-party valuation is not cost effective or the nature of the investment does not warrant a quarterly third-party valuation. In addition, under certain unique circumstances, the Company may determine that a formal valuation report is not likely to be informative, and neither a third-party valuation report nor a report from the Company’s management or the investment professionals of its investment adviser is prepared. Such circumstances might include, for example, an instance in which the investment has paid off after the period end date but before the board of directors meets to discuss the valuations. Further, Level 3 debt investments that have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

Due to the inherent uncertainty in determining the fair value of investments that do not have a readily observable fair value, and the subjective judgments and estimates involved in those determinations, the fair value determinations by our board of directors, even though determined in good faith, may differ materially from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an applicable committee of our board of directors will consider the following factors, among others, in making such determination:

●	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

●

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

●

the magnitude of the difference between (i) the net asset value of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value of our common stock since that determination, and (ii) the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our cash distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Certain U.S. Federal Income Tax Considerations.”

The plan may be terminated by us upon notice in writing mailed to each participant. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

If you withdraw or the plan is terminated, the plan administrator will continue to hold your shares in book-entry form unless you request that such shares be sold or issued. Upon receipt of your instructions, a certificate for each whole share in your account under the plan will be issued and you will receive a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information

DESCRIPTION OF THE NOTES

The Notes will be issued under an indenture dated as of January 27, 2015, between us and U.S. Bank National Association, as trustee, and the second supplemental indenture thereto to be entered into. We refer to the indenture, along with the second supplemental indenture thereto, as the indenture and to U.S. Bank National Association as the trustee. The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our Notes.

This section includes a description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus is a part and filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance, after giving effect to any exemptive relief granted by the SEC. See “Risk Factors — Risks Relating to Our Business and Structure — Pending legislation may allow us to incur additional leverage.” We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

General

The Notes will mature on September 15, 2022. The principal payable at maturity will be $25 per Note. The interest rate of the Notes is 6.125% per year and will be paid every March 15, June 15, September 15 and December 15, beginning September 15, 2017,  and the regular record dates for interest payments will be every March 1, June 1, September 1 and December 1, beginning September 1, 2017. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including August 24, 2017, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after September 15, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes, as described later in this subsection. The term “Event of Default” in respect of the Notes means any of the following:

●	We do not pay the principal of (or premium, if any, on) any Note on its due date.

●	We do not pay interest on any Note when due, and such default is not cured within 30 days of its due date.

●

We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of the Notes.

●

We file for bankruptcy, or certain other events of bankruptcy, insolvency, or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

●

On the last business day of each of 24 consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

●	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

●

the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost and other liabilities of taking that action;

●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

●	in the payment of principal (or premium, if any) or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

●	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

●

the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and

●	we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on the Notes;

●	reduce any amounts due on the Notes;

●	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

●	change the place or currency of payment on a Note;

●	impair your right to sue for payment;

●	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

●	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

●	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

●

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

●

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

●

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

●

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

●

no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency, or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

●

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

●

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit. Under current U.S. federal income tax law the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit;

●

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and

●

no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency, or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your Notes were subordinated as described later under “— Indenture Provisions — Ranking,” such subordination would not prevent the trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Other Covenants

In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

●

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage.”

●

We agree that, for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by (i) Section 61(a)(1) of the 1940 Act or any successor provisions and after giving effect to any exemptive relief granted to us by the SEC and (ii) the two other exceptions set forth below.  These statutory provisions of the 1940 Act are not currently applicable to us and will not be applicable to us as a result of this offering.  However, if Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act were currently applicable to us in connection with this offering, these provisions would generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, but only up to such amount as is necessary for us to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.  Furthermore, the covenant will not be triggered unless and until such time as our asset coverage has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act (after giving effect to any exemptive relief granted to us by the SEC) for more than six consecutive months.

●

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form;

●	without interest coupons; and

●	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any of the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Ranking

The Notes will be designated as Senior Securities and, therefore, Senior Indebtedness under the indenture. Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

●	renewals, extensions, modifications and refinancings of any of this indebtedness.

As unsecured obligations of the Company designated as Senior Indebtedness under the indenture, the Notes will rank:

●

pari passu, or equal, with any of our existing and future unsecured indebtedness, including, without limitation, our 2020 Notes, of which $27.5 million in aggregate principal amount was outstanding as of August 18, 2017;

●	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

●

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our $55.0 million Credit Facility, of which $1.25 million was outstanding as of August 18, 2017; and

●	structurally subordinated to all existing and future indebtedness and other obligations of any of our existing and future subsidiaries.

In particular, as designated Senior Indebtedness under the indenture, the Notes will rank senior to any future securities we issue under the indenture that are designated as subordinated debt securities. Any such indenture securities designated as subordinated debt securities will be subordinated in right of payment of the principal of (and premium if any) and interest, if any, on such subordinated debt securities to the prior payment in full of the Notes, and all other Senior Indebtedness under the indenture, upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on the Notes, and all other Senior Indebtedness, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before the Notes, and all other Senior Indebtedness, are paid in full, the payment or distribution must be paid over to the holders of our Senior Indebtedness, including the Notes, or on their behalf for application to the payment of all Senior Indebtedness, including the Notes, remaining unpaid until all Senior Indebtedness, including the Notes, have been paid in full, after giving effect to any concurrent payment or distribution to the holders of our Senior Indebtedness, including the Notes. Subject to the payment in full of the all Senior Indebtedness, including the Notes, upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of our Senior Indebtedness, including the Notes, to the extent of payments made to the holders of our Senior Indebtedness, including the Notes, out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, our Senior Indebtedness, including the Notes, and certain of our senior creditors, may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our certificate of incorporation, our authorized capital stock consists solely of 100,000,000 shares of common stock, par value $0.001 per share, and 2,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is listed on the NASDAQ Global Market under the ticker symbol “HCAP.”  No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of capital stock as of August 18, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	100,000,000	—	6,414,630
Preferred Stock	2,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends, and voting. When they are issued, shares of our common stock will be duly authorized, validly issued, fully paid, and non-assessable. Distributions may be paid to the holders of our common stock if, as, and when declared by our board of directors out of assets legally available therefor, subject to any preferential dividend rights of outstanding preferred stock. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors, and do not have cumulative voting rights. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Upon our liquidation, dissolution, or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions, and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Under our certificate of incorporation, we have agreed to indemnify, to the fullest extent authorized by the Delaware General Corporation Law, any person who was or is involved in any actual or threatened action, suit, or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, except in cases in which the indemnitee did not act in good faith with the reasonable belief that his or her conduct was in, or not opposed to, the best interest of the Company or the indemnitee’s conduct constituted gross negligence, bad faith, reckless disregard, or willful misconduct. Our certificate of incorporation also provides for the advancement of expenses incurred by a director or officer in advance of a final disposition of a proceeding, upon the receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event it is ultimately determined that he or she is not entitled to indemnification. In addition, our certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for liability under Section 174 of the Delaware General Corporation Law (which relates to the unlawful payment of a dividend or an unlawful stock purchase or redemption), or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification, advancement of expenses, and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not include in its certificate of incorporation or bylaws a provision that would protect a director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law provides that the indemnification and advancement of expenses permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders, or otherwise. Our certificate of incorporation similarly provides that the indemnification and advancement of expenses provided for in the certificate of incorporation shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled under any law, agreement, vote of the stockholders or disinterested directors, or otherwise.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner or certain other conditions are satisfied. A “business combination” includes certain mergers, asset sales, and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her, or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our certificate of incorporation and bylaws provide that:

●	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

●

directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock then outstanding and entitled to vote, voting together as a single class; and

●

any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board of directors, may only be filled by the board of directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum, or by the sole remaining director.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

●

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

●	special meetings of the stockholders may only be called by our board of directors, chairman, or chief executive officer.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote is required to amend a corporation’s certificate of incorporation, unless a corporation’s certificate of incorporation requires a greater percentage. Delaware’s corporation law also provides generally that the affirmative vote of a majority of the shares present in person or by proxy at a meeting and entitled to vote is required to amend a corporation’s bylaws, unless a corporation’s certificate of incorporation or bylaws require a greater percentage.

Under our certificate of incorporation, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal certain provisions of our certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action, and amendments to our certificate of incorporation. In addition, under our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any of the provisions of our bylaws. Our certificate of incorporation also permits our board of directors to amend or repeal our bylaws by a majority vote.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The summary is based upon the Internal Revenue Code of 1986, as amended, or the “Code,” U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect, or to different interpretations. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

This summary discusses only Notes held as capital assets within the meaning of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as banks and other financial institutions, insurance companies, passive foreign investment companies, real estate investment trusts and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency (as defined in the Code) is not the U.S. dollar. It also does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their issue price (i.e., the first price at which a substantial amount of the Notes is sold for money to investors (other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placements agents or wholesalers)).

Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal income tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of U.S. Holders

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

●	an individual who, for U.S. federal income tax purposes, is a citizen or resident of the United States;

●

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	a trust subject to the control of one or more “United States persons” (within the meaning of the Code) and the primary supervision of a court in the United States; or

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source.

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of a Note

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary interest income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders (including individuals) generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations under the Code.

Unearned Income Medicare Contribution

A tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income,” in the case of estates and trusts) received by certain taxpayers with modified adjusted gross incomes above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale, exchange, redemption, retirement or other taxable disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding

In general, a U.S. holder will be subject to U.S. federal backup withholding tax at the applicable rate with respect to payments on the Notes and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition of the Notes, unless the U.S. holder is an exempt recipient and appropriately establishes that exemption, or provides its taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an Internal Revenue Service (“IRS”) Form W-9 or a suitable substitute form (or other applicable certificate) and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.

Taxation of Non-U.S. Holders

For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of a Note that is not a U.S. holder and not a partnership (or entity or arrangement treated as a partnership, for U.S. federal income tax purposes):

The term “non-U.S. holder” does not include any of the following holders:

●	controlled foreign corporations related to us directly or indirectly through stock ownership;

●	persons that actually or constructively own 10% or more of all classes of our voting stock;

●	a holder who is an individual present in the United States for 183 days or more in any year during which it holds a Note;

●	certain former citizens or residents of the United States; or

●	a holder for whom income or gain in respect of a Note is effectively connected with the conduct of a trade or business in the United States.

Such holders should consult their own tax advisors regarding the U.S. federal income tax consequences of purchasing, owning and disposing of a Note.

Payments Received With Respect to a Note

A non-U.S. holder generally will not be subject to U.S. federal income tax, withholding tax or backup withholding tax on payments of interest on the Notes or with respect to the proceeds received on the sale, exchange, redemption, retirement or other taxable disposition of a Note provided that such non-U.S. holder certifies on a properly executed IRS Form W-8BEN or W-8BEN-E or a suitable substitute form (or other applicable certificate), under penalties of perjury, that such non-U.S. holder is not a U.S. person for U.S. federal income tax purposes.

Information Reporting

Under current U.S. Treasury regulations, the amount of interest paid to a non-U.S. holder and the amount of tax withheld, if any, from those payments must be reported annually to the IRS and each non-U.S. holder. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest (including interest on a Note) and dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source interest (such as a Note) or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediary through which it holds the Notes, a beneficial owner could be subject to this 30% withholding tax with respect to interest paid on the Notes and proceeds from the sale of the Notes. Under certain circumstances, a beneficial owner might be eligible for a refund or credit of such taxes.

Holders and beneficial owners should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

Taxation as a Regulated Investment Company

We have elected to be treated and intend to qualify each year as a “regulated investment company” under Subchapter M of the Code (a “RIC”). As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To maintain our qualification as a RIC, we must, among other things:

●

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

●	diversify our holdings so that, at the end of each quarter of each taxable year:

●

at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

●

not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the Securities Exchange Commission, or the “SEC,” determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, we are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute (or are deemed to distribute) to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify for tax treatment as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the 4% U.S. federal excise tax described below.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

●	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

●

at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

●	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

 REGULATION

We have elected to be regulated as a business development company under the 1940 Act. As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company. Our bylaws provide for the calling of a special meeting of stockholders at which such action could be considered upon written notice of not less than ten or more than sixty days before the date of such meeting.

We do not intend to acquire securities issued by any investment company (i.e., mutual fund, registered closed-end fund or business development company) that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. For example, under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates are generally precluded from co-investing in private placements of securities. In addition, on December 10, 2015, we received exemptive relief from the SEC permitting us greater flexibility to negotiate the terms of co-investments with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries, in each case in a manner consistent with our investment objectives and strategies as well as regulatory requirements and other pertinent factors (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries. We believe that such co-investments may afford us additional investment opportunities.

Qualifying assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

●

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

o	is organized under the laws of, and has its principal place of business in, the United States;

■

is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

■	satisfies any of the following:

●	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

●

is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the business development company has an affiliated person who is a director of the eligible portfolio company; or

●	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange.

●	Securities of any eligible portfolio company which we control.

●

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

●

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

●	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

●	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying assets” above. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Issuance of Additional Shares of Our Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification test in order to maintain our qualification as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Derivative Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities are outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

The 1940 Act also limits the amount of warrants, options and rights to common stock that we may issue and the terms of such securities.

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, each code of ethics is available on the EDGAR database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Our code of ethics is also available on our corporate governance webpage of www.harvestcapitalcredit.com/corporate-governance.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our investment adviser have designated a chief compliance officer to be responsible for administering the policies and procedures.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our independent directors and, accordingly, are subject to change.

Introduction

Our investment adviser is registered with the SEC as an investment adviser under the Investment Advisers Act. As an investment adviser registered under the Advisers Act, our investment adviser has fiduciary duties to us. As part of this duty, our investment adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our investment adviser’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser votes proxies relating to our portfolio securities in what our investment adviser perceives to be the best interest of our stockholders. Our investment adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our investment adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our investment adviser’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that a vote is not the product of a conflict of interest, our investment adviser requires that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. If a vote may involve a material conflict of interest, prior to approving such vote, our investment adviser must consult with our chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, our investment adviser’s employees shall vote the proxy in accordance with our investment adviser’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to Chief Compliance Officer, Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017.

Other

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

●

pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding their assessment of their internal control over financial reporting (and, once we cease to be an emerging growth company, which is expected to be on December 31, 2018, we will be subject to the requirement to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm); and

●

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act of 2002 requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that we are in compliance therewith.

Our Status as an Emerging Growth Company

We are an “emerging growth company,” or “EGC,” as defined in the Jumpstart Our Business Startups Act, or the “JOBS Act,” and expect to continue to be an emerging growth company until December 31, 2018. An EGC is defined as a company with total annual gross revenues of less than $1 billion in its most recently completed fiscal year. An EGC will retain such status until the earlier of: (1) the fifth anniversary of the date it first sold securities pursuant to an initial public offering registration statement (December 31, 2018); (2) the last day of the fiscal year in which it first exceeds $1 billion in annual gross revenues; (3) the time it becomes a large accelerated filer (an SEC registered company with a public float of at least $700 million); or (4) the date on which the EGC has, within the previous three years, issued $1 billion of nonconvertible debt.

The JOBS Act affords an EGC an opportunity to get a temporary reprieve from certain SEC regulations by exempting an EGC from these regulations for up to five years. These eased requirements include an exemption from certain financial disclosure and governance requirements and relaxed restrictions on the sale of securities. The JOBS Act provides scaled disclosure provisions for EGCs, including, among other things, removing the requirement that EGCs comply with Sarbanes-Oxley Act Section 404(b) auditor attestation of internal control over financial reporting.

Section 107(b) of the JOBS Act also permits an EGC to elect an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until such time as these new or revised standards are made applicable to all private companies. We have elected to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates.

The NASDAQ Stock Market Corporate Governance Regulations

The NASDAQ Stock Market has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance listing standards applicable to business development companies.

UNDERWRITING

Keefe, Bruyette & Woods, Inc. is acting as representative of each of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated August 21, 2017, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite the underwriter’s name.

Underwriter	Principal Amount of Notes
Keefe, Bruyette & Woods, Inc.	$11,000,000
Janney Montgomery Scott LLC	6,875,000
William Blair & Company, L.L.C.	5,625,000
BB&T Capital Markets, a division of BB&T Securities, LLC	1,500,000
Total	$25,000,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that, under the circumstances, the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We, our investment adviser and our administrator have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

An underwriting discount of 3.0% per Note will be paid by us. This underwriting discount will also apply to any Notes purchased pursuant to the over-allotment option.

The following table shows the underwriting discount and commission that we are to pay to the underwriters (and the proceeds, before expenses, to us) in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Notes.

	Per Note	Without Option	With Option
Public offering price	$25.00	$25,000,000	$28,750,000
Underwriting discount and commission	$0.75	$750,000	$862,500
Proceeds, before expenses, to us	$24.25	$24,250,000	$27,887,500

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain other Financial Industry Regulatory Authority, Inc. (“FINRA”) members at the public offering price less a concession not in excess of 2.0% of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of 0.5% of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus.

The expenses of the offering, not including the underwriting discount, are estimated at $200,000 and are payable by us. We will pay the filing fees and expenses (including reasonable fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Notes in this offering in an amount not to exceed $15,000.  We have also agreed to reimburse the underwriters for a portion of their legal fees and expenses relating to this offering in an amount not to exceed $25,000.

Over-allotment Option

We have granted an option to the underwriters to purchase up to an additional $3,750,000 aggregate principal amount of the Notes offered hereby at the public offering price within 30 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.

No Sales of Similar Securities

We have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 45 days after the date of this prospectus without first obtaining the written consent of the representative. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. We intend to list the Notes on the NASDAQ Global Market. We expect trading in the Notes on the NASDAQ Global Market to begin within 30 days after the original issue date under the trading symbol "HCAPZ." Currently there is no public market for the Notes.

We have been advised by certain of the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Electronic Offer, Sale and Distribution of Notes

A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a limited principal amount of the Notes for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

Other than the prospectus in electronic format, information contained in any other web site maintained by an underwriter or selling group member is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been endorsed by us and should not be relied on by investors in deciding whether to purchase any Notes.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The underwriters and/or their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Keefe, Bruyette & Woods, Inc. is expected to perform due diligence investigations and review and participate in the preparation of the registration statement of which this prospectus forms a part.

Keefe, Bruyette & Woods, Inc served as representative of the underwriters in connection with both our initial public offering and sale of our common stock in May 2013 and in connection with the offering and sale of our 7.00% Notes due 2020 in January 2015, in each case, for which it was paid a customary fee.

The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies, or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, our investment adviser, or any of our portfolio companies.

We intend to use the net proceeds from this offering to redeem all of the outstanding 2020 Notes.  An affiliate of Janney Montgomery Scott LLC is currently a holder of approximately $3,600 of the outstanding 2020 Notes.  Accordingly, affiliates of Janney Montgomery Scott LLC may receive more than 3.0% of the gross proceeds of this offering to the extent such proceeds are used to redeem the outstanding 2020 Notes.

Certain affiliates of JMP Securities LLC have ownership and financial interests in the Company, as described in this prospectus.   HCAP Advisors, the Company’s investment adviser, is a majority-owned subsidiary of JMP Group, Inc., the parent company of JMP Securities LLC.   JMP Credit Advisors, the Company’s administrator, is a wholly-owned subsidiary of JMP Group Inc.  See “Investment Advisory and Management Agreement” and “Administration Agreement.”  JMP Group and its affiliates, including JMP Securities LLC, beneficially own 13.2% of the outstanding shares of the Company as of August 18, 2017.  See “Control Persons and Principal Stockholders.”  In addition, certain of the Company’s officers and directors, and members of the Company’s investment committee, are also officers or employees of affiliates of JMP Securities.  See “Management.”  For a discussion of other relationships and agreements between affiliates of JMP Securities LLC and the Company, see “Certain Relationships and Related Transactions.”

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their businesses and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our noteholders or any other persons.

In the ordinary course of their business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that may in the future have a lending relationship with us may routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes. Any such short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. Certain of the underwriters and their affiliates were underwriters in connection with our initial public offering, for which they received customary fees.

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, New York, NY 10019.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus come are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank, N.A., or “U.S. Bank,” which we refer to as our custodian, pursuant to a custodian services agreement. The principal business address of U.S. Bank is 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company, LLC, or “American Stock Transfer,” will act as our transfer agent, dividend paying agent and registrar pursuant to a transfer agency agreement. The principal business address of American Stock Transfer is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters by Holland & Knight LLP, Washington, D.C.

EXPERTS

The financial statements as of December 31, 2016, and December 31, 2015 and for each of the three years in the period ended December 31, 2016 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 767 Third Avenue, 25th Floor, New York, New York 10017, by telephone at (212) 906-3592, or on our website at http://www.harvestcapitalcredit.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Harvest Capital Credit Corporation

Consolidated Statements of Assets and Liabilities (Unaudited)

	June 30,	December 31,
	2017	2016
ASSETS:
Non-affiliated/non-control investments, at fair value (cost of $109,807,232 at 6/30/17 and $120,162,148 at 12/31/16)	$105,715,242	$119,032,736
Affiliated investments, at fair value (cost of $35,173,023 at 6/30/17 and $15,994,294 at 12/31/16)	29,660,797	12,137,552
Control investments, at fair value (cost of $1,734,831 at 6/30/17 and $2,943,277 at 12/31/16)	1,791,098	2,931,246
Total investments, at fair value (cost of $146,715,086 at 6/30/17 and $139,099,719 at 12/31/16)	137,167,137	134,101,534

Cash	4,069,966	4,472,749
Restricted cash	5,622,936	3,084,229
Interest receivable	478,213	578,140
Accounts receivable – other	52,191	27,135
Deferred offering costs	128,072	98,549
Deferred financing costs	599,199	542,342
Other assets	224,053	84,969
Total assets	$148,341,767	$142,989,647

LIABILITIES:
Revolving line of credit	$34,564,854	$26,946,613
Unsecured notes (net of deferred offering costs of $610,813 at 6/30/17 and $715,258 at 12/31/16)	26,889,187	26,784,742
Accrued interest payable	469,684	421,534
Accounts payable - base management fees	695,760	693,190
Accounts payable - incentive management fees	—	202,235
Accounts payable - administrative services	300,000	276,214
Accounts payable - accrued expenses	348,123	499,907
Other liabilities	108,979	42,916
Total liabilities	63,376,587	55,867,351

Commitments and contingencies (Note 8)

NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized, 6,437,945 issued and 6,412,169 outstanding at 6/30/17 and 6,313,272 issued and 6,287,496 outstanding at 12/31/16	6,438	6,313
Capital in excess of common stock	92,111,365	90,433,114
Treasury shares at cost, 25,776 shares at 6/30/17 and 12/31/16, respectively	(322,137)	(322,137)
Accumulated realized losses on investments	(1,266,391)	(1,537,506)
Net unrealized depreciation on investments	(9,547,949)	(4,998,185)
Undistributed net investment income	3,983,854	3,540,697
Total net assets	84,965,180	87,122,296
Total liabilities and net assets	$148,341,767	$142,989,647

Common stock outstanding	6,412,169	6,287,496

Net asset value per common share	$13.25	$13.86

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Investment Income:
Interest:
Cash - non-affiliated/non-control investments	$3,065,834	$3,552,174	$5,884,704	$8,107,925
Cash - affiliated investments	789,892	332,771	1,506,232	574,736
Cash - control investments	72,993	31,155	165,950	31,155
PIK - non-affiliated/non-control investments	254,277	387,391	577,071	541,216
PIK - affiliated investments	186,288	9,973	354,325	9,973
Amortization of fees, discounts and premiums
Non-affiliated/non-control investments	639,318	359,547	1,086,313	909,361
Affiliated investments	45,276	—	132,532	—
Control investments	5,943	6,861	9,468	(45,845)
Total interest income	5,059,821	4,679,872	9,716,595	10,128,521
Other income	23,568	48,889	36,532	73,586
Total investment income	5,083,389	4,728,761	9,753,127	10,202,107

Expenses:
Interest expense – revolving line of credit	328,818	342,754	528,837	597,332
Interest expense - unused line of credit	30,891	23,815	96,734	71,535
Interest expense - deferred financing costs	52,872	66,935	127,720	132,992
Interest expense - unsecured notes	481,251	481,251	962,502	962,502
Interest expense - deferred offering costs	52,740	48,721	104,445	96,485
Total interest expense	946,572	963,476	1,820,238	1,860,846

Professional fees	331,532	195,896	552,786	377,790
General and administrative	294,819	227,069	540,545	445,546
Base management fees	695,760	744,016	1,375,944	1,481,831
Incentive management fees	—	318,536	58,005	961,387
Administrative services expense	300,000	210,299	600,000	431,218
Total expenses	2,568,683	2,659,292	4,947,518	5,558,618
Net Investment Income, before taxes	2,514,706	2,069,469	4,805,609	4,643,489
Excise tax	—	—	(53,246)	(2,615)
Net Investment Income, after taxes	2,514,706	2,069,469	4,752,363	4,640,874

Net realized gains (losses):
Non-Affiliated / Non-Control investments	267,019	55,226	271,115	(22,296)
Affiliated investments	—	—		(1,142,263)
Net realized gains (losses)	267,019	55,226	271,115	(1,164,559)
Net change in unrealized depreciation on investments	(4,641,564)	(1,132,027)	(4,549,764)	(2,616,649)
Total net unrealized and realized gains (losses) on investments	(4,374,545)	(1,076,801)	(4,278,649)	(3,781,208)
Net (decrease) increase in net assets resulting from operations	$(1,859,839)	$992,668	$473,714	$859,666

Net investment income per share	$0.39	$0.33	$0.75	$0.74
Net (decrease) increase in net assets resulting from operations per share	$(0.29)	$0.16	$0.07	$0.14
Weighted average shares outstanding (basic and diluted)	6,407,362	6,286,014	6,378,953	6,280,428
Dividends paid per common share	$0.34	$0.34	$0.68	$0.68

See accompanying notes to unaudited financial statements.

 Harvest Capital Credit Corporation

Consolidated Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30,
	2017	2016

Increase in net assets from operations:
Net investment income	4,752,363	$4,640,874
Net realized gains (losses) on investments	271,115	(1,164,559)
Net change in unrealized depreciation on investments	(4,549,764)	(2,616,649)
Net increase in net assets resulting from operations	473,714	859,666

Distributions to shareholders (1):
Distributions	(4,309,207)	(4,238,789)
Decrease in net assets resulting from shareholder distributions	(4,309,207)	(4,238,789)

Capital share transactions:
Share repurchases	—	(68,911)
Issuance of common shares (net of offering costs of $76,106)	1,485,047	—
Reinvestment of dividends (2)	193,330	264,821
Net increase in net assets from capital share transactions	1,678,377	195,910

Total decrease in net assets	(2,157,116)	(3,183,213)
Net assets at beginning of period	87,122,296	89,414,256

Net assets at end of period	$84,965,180	$86,231,043

Capital share activity (common shares):
Shares repurchased	—	(5,500)
Shares issued from stock offering	109,774	—
Shares issued from reinvestment of dividends	14,899	23,629
Net increase in capital share activity	124,673	18,129

(1)

Net investment income exceeded distributions for the six months ended June 30, 2017 and the six months ended June 30, 2016 in the amount of $443,157 and $402,085, respectively. See Dividends and Distributions Policy in Note 2.

(2)	Net of par value of shares issued of $15 and $24 and funds received for fractional shares of $46 and $46 for June 30, 2017 and 2016, respectively.

 See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Consolidated Statements of Cash Flows (Unaudited)

	Six Months Ended June 30,
	2017	2016
Cash flows from operating activities:
Net increase in net assets resulting from operations	$473,714	$859,666
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Paid in kind income	(931,396)	(551,189)
Paid in kind income collected	9,902	436,775
Net realized losses (gains) on investments	(271,115)	1,164,559
Net change in unrealized (appreciation) depreciation of investments	4,549,764	2,616,649
Amortization of fees, discounts and premiums, net	(1,228,313)	(863,516)
Amortization of deferred financing costs	127,720	132,992
Amortization of deferred offering costs	104,445	96,485
Purchase of investments (net of loan origination and other fees)	(29,639,712)	(23,189,202)
Proceeds from principal payments	24,445,264	16,839,713
Changes to operating assets and liabilities
Decrease in interest receivable	99,927	721,610
(Increase) decrease in accounts receivable - other and other assets	(164,140)	147,708
Increase in accrued interest payable	48,150	74,610
Decrease in accounts payable and other liabilities	(261,600)	(482,764)

Net cash used in operating activities	(2,637,390)	(1,995,904)

Cash flows from financing activities:
Borrowings on revolving credit facility	28,250,000	16,131,375
Repayment of borrowings on revolving credit facility	(20,631,759)	(10,344,704)
Financing costs	(184,576)	—
Offering costs	(37,457)	(46,699)
Proceeds from the issuance of common stock	1,492,983	46
Repurchased shares (held in treasury stock)	—	(68,911)
Distributions to equity holders (net of stock issued under dividend reinvestment plan of $193,330 and $264,765, respectively)	(4,115,877)	(3,974,023)

Net cash provided by financing activities	4,773,314	1,697,084

Net increase (decrease) in cash during the period	2,135,924	(298,820)

Cash at beginning of period	7,556,978	3,069,409

Cash at end of period (1)	$9,692,902	$2,770,589

Non-cash operating activities:
Amendment fees	—	(66,303)

Non-cash financing activities:
Value of shares issued in connection with dividend reinvestment plan	$193,330	$264,765

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$1,539,920	$1,556,755
Cash paid during the period for taxes	$103,797	$—

(1) Consists of cash and restricted cash of $4,069,966 and $5,622,936 respectively, at June 30, 2017, and $155,231 and $2,615,358 respectively at June 30, 2016.

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Consolidated Schedule of Investments (unaudited)

(as of June 30, 2017)

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	0.5%	Senior Secured Term Loan, due 07/05/2019		10/03/14	396,668	370,721	396,668
		(14.00%; the greater of 14.00% or LIBOR +8.50%)

Regional Engine Leasing, LLC	4.5%	Senior Secured Term Loan, due 03/31/2020		03/31/15	3,710,066	3,625,989	3,710,066
		(11.00%; the greater of 11.00% or LIBOR +4.50%)

		Residual Value	(4)	03/31/15	—	102,421	97,003

IAG Engine Center, LLC	1.6%	Senior Secured Term Loan, due 08/29/2018	(9)	08/29/16	703,395	532,979	703,395
		(14.00% Cash)

		Revenue Linked Security	(10)	08/29/16	—	848,000	694,957

AMS Flight Leasing, LLC (Loss Guaranty provided by IAG Engine Center, LLC)	1.0%	Senior Secured Term Loan, due 01/20/2019	(9) (11)	06/20/17	828,472	505,312	828,472
		(14.00% Cash)

Automotive
Fox Rent A Car, Inc.	13.6%	Senior Secured Term Loan, due 09/30/2017	(15)	10/31/14	9,600,000	10,255,465	10,725,000
		(13.10%; LIBOR +12.00%)

		Warrants to purchase 102 shares of common stock			—	—	798,000

Banking, Finance, Insurance and Real Estate
Shinnecock CLO 2006-1, Ltd.	0.1%	4,200,000 Subordinated Notes, due 07/15/2018	(14)	03/06/14	—	105,479	105,479

World Business Lenders, LLC	0.3%	49,209 Class B Common Equity Units	(12)	12/23/13	—	200,000	218,457
		(0.31% on a fully diluted basis)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.5%	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,890,531	3,808,000
		(11.30%; LIBOR +10.00% with 1.00% LIBOR floor)

Turning Points Brands, Inc.	2.3%	Junior Secured Term Loan, due 08/17/2022		02/17/17	2,000,000	1,980,894	1,980,894
		(11.00% Cash)

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Yucatan Foods, L.P.	13.7%	Junior Secured Term Loan A, due 03/29/2021		03/29/16	8,857,365	8,728,106	8,779,000
		(14.50%; 10.00% Cash/4.50% PIK)	(13)

		Junior Secured Term Loan B, due 03/29/2021		03/29/16	2,948,964	2,909,866	2,860,000
		(10.00% PIK; convertible into 5.80% of fully diluted common equity)	(17)

Capital Equipment
Douglas Machines Corp.	5.0%	Junior Secured Term Loan, due 12/31/2018		05/07/14	4,102,633	4,052,119	4,102,633
		(12.50% Cash)

		Warrants to purchase 204 Shares of Common Stock		04/06/12	—	12,500	157,671
		(2.00% on a fully diluted basis)

Lanco Acquisition, LLC	3.5%	Senior Secured Term Loan A, due 06/12/2018		06/13/14	140,425	139,175	140,425
		(11.78%; LIBOR +11.00% with 0.50% LIBOR floor)

		Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,479,007	2,445,232	2,468,000
		(15.00%; 12.50% Cash/2.50% PIK)

		Revolving Line of Credit, due 06/12/2017	(6)	06/13/14	250,000	250,000	250,000
		(8.78%; LIBOR +8.00% with 0.50% LIBOR floor)

		Warrants to purchase 1,482 Common Equity Units		06/13/14	—	42,000	81,900
		(12.00% on a fully diluted basis)

Wetmore Tool and Engineering	4.7%	Junior secured term loan, due 09/30/2021	(13)	03/31/17	4,010,223	3,952,753	3,952,753
		(13.00%; 12.00% cash/1.00% PIK)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	0.0%	Junior Secured Term Loan, due 09/30/2017	(5)	05/27/15	7,136,824	6,418,867	—
		(5.00% Cash)

Shannon Specialty Floors, LLC	4.6%	Junior Secured Term Loan, due 4/12/2021 (12.30%; LIBOR + 11.00% with 1.00% LIBOR floor)		04/19/17	4,000,000	3,942,178	3,942,178

Consumer Goods - Non-Durable
Bradford Soap International, Inc.	5.3%	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,446,978	4,500,000
		(10.04%; LIBOR + 9.25%)

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Environmental Industries
King Engineering Associates, Inc.	3.5%	Senior Secured Term Loan, due 04/28/2021		04/28/17	3,000,000	2,952,234	2,952,234
		(11.10%; LIBOR + 10.00%)

		Revolving Line of Credit, due 04/28/2019	(6)		—	—	—
		(LIBOR +10.00%)
Healthcare & Pharmaceuticals
DirectMed Parts & Service, LLC	6.5%	Senior Secured Term Loan, due 02/28/2022		05/31/17	5,600,000	5,502,592	5,502,592
		(10.71%; LIBOR + 9.50% with 1.00% LIBOR floor)

		Revolving Line of Credit, due 02/28/2022	(6)		—	—	—
		(LIBOR +6.50% with a 1.00% LIBOR floor)

High Tech Industries
GK Holdings, Inc. (Global Knowledge)	3.4%	Junior Secured Term Loan, due 1/20/2022		01/30/15	3,000,000	2,945,248	2,915,000
		(11.55%; LIBOR +10.25% with 1.00% LIBOR floor)	(13)

Mercury Network, LLC	2.1%	Junior Secured Term Loan, due 03/17/2022		03/17/17	1,553,869	1,527,803	1,584,946
		(11.80%; LIBOR +10.50% with 1.00% LIBOR floor)	(13)

		60,195 Common Equity Units		05/12/15	—	96,218	182,916
		(0.30% of tranche on a fully diluted basis)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	4.3%	Senior Secured Term Loan, due 08/28/2019		08/28/15	3,677,616	3,651,434	3,677,616
		(13.15%; LIBOR +12.00%)	(13)

		Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
		(LIBOR +12.00%)	(13)

Multicultural Radio Broadcasting, Inc.	5.8%	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,950,050
		(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Media: Advertising, Printing & Publishing
Brite Media LLC	6.6%	Senior Secured Term Loan, due 04/24/2019		04/24/14	4,804,720	4,768,267	4,804,720
		(12.45%; LIBOR +11.25% with 0.75% LIBOR floor)	(13)

		Revolving Line of Credit, due 04/24/2018		04/24/14	666,667	666,667	666,667
		(12.45%; LIBOR +11.25% with 0.75% LIBOR floor)	(13)

		139 Class A Common Equity Units		04/24/14	—	125,000	98,000
		(1.45% on a fully diluted basis)

Retailer
CP Holding Co., Inc. (Choice Pet)	3.3%	Junior Secured Term Loan, due 02/28/2018		05/30/13	2,899,852	2,875,814	2,767,000
		(16.25%; 12.00% Cash/4.25% PIK)	(13)

Services: Business
Novitex Acquisition, LLC	8.3%	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,924,280	7,070,000
		(12.32%; LIBOR + 11.00% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	8.8%	Senior Secured Term Loan, due 03/29/2019		03/29/17	7,406,250	7,338,550	7,338,550
		(12.20%; LIBOR + 11.00% with 1.00% LIBOR floor)

		100,000 shares of Series A Preferred Stock		04/05/12	—	100,000	109,000
		(0.59% on a fully diluted basis)

Sitel Worldwide Corporation	2.0%	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,721,433	1,715,000
		(10.69%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	4.8%	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,904,077	4,080,000
		(11.80%; LIBOR + 10.50% with 1.00% LIBOR floor)

					109,973,066	109,807,232	105,715,242

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Affiliated Investments
Aerospace & Defense
Flight Engine Leasing V LLC	1.5%	Senior Secured Term Loan, due 03/31/2019		03/31/17	957,337	947,968	947,968
		(13.00%; the greater of 13.00% or LIBOR + 7.00%)
		600 Common Equity Units (12.12% of fully diluted common equity)	(18)	03/31/17	—	300,000	303,061

Flight Engine Leasing XII LLC	0.7%	1,000 Common Equity Units (18.52% of fully diluted common equity)	(18)	03/22/17	—	500,000	559,274

Capital Equipment
V-Tek, Inc.	5.4%	Senior Secured Term Loan, due 03/21/2022 (12.20%; LIBOR + 11.00%)		03/31/17	3,500,000	3,395,397	3,395,397

		Revolving Line of Credit, due 03/21/2021 (7.70%; LIBOR + 6.50%)	(6)	03/31/17	1,036,097	1,036,097	1,036,097

		89.8 Common Equity Shares (8.98% of fully diluted common equity)	(18)	03/31/17	—	150,000	150,000
Healthcare & Pharmaceuticals
Infinite Care, LLC	7.5%	Senior Secured Term Loan, due 02/28/2019		02/29/16	6,170,212	5,995,823	5,309,000
		(13.06%; LIBOR+6.00% Cash with 0.42% LIBOR floor/6.00% PIK)
		Revolving Line of Credit, due 02/28/2019	(6)	02/29/16	700,000	700,000	700,000
		(13.06%; LIBOR+12.00% with 0.42% LIBOR)

		3,000,000 Class A Common Equity Units		02/29/16	—	3,000,000	387,000
		(24.60% on a fully diluted basis)

WorkWell, LLC	5.5%	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,542,188	4,473,776	4,500,000
		(12.70%; LIBOR + 11.50% with 0.50% LIBOR floor)	(13)

		Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
		(12.70%; LIBOR + 11.50% with 0.50% LIBOR floor)	(13)

		250,000 Preferred Equity Units		10/22/15	—	250,000	202,000
		(6.16% on a fully diluted basis)

		250,000 Common Equity Units		10/22/15	—	—	1,000
		(0.12% on a fully diluted basis)

Metals & Mining
Northeast Metal Works LLC	14.3%	Senior Secured Term Loan, due 12/31/2019		09/29/14	9,529,574	9,471,088	9,317,548
		(15.00%; 11.00% Cash /4.00% PIK)	(13) (16)

		Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,252,452	1,252,452	1,252,452
		(15.00%; 11.00% Cash /4.00% PIK)	(13) (16)

		2,500 Class A Equity Units		05/19/17		1,600,000	1,600,000

Portfolio Company	*	Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Retailer
Peekay Acquisition, LLC	0.0%	Senior Secured Term Loan (Last Out), due 02/15/16		12/31/12	2,509,906	1,995,422	—
		(17.00% PIK)	(7)

		35,775 shares of Common Stock (Peekay Boutiques, Inc.)	(8)	12/31/12	—	105,000	—
		(5.95% on a fully diluted basis)

Subtotal Affiliated Investments					30,197,766	35,173,023	29,660,797

Control Investments

Aerospace & Defense
Flight Lease VII, LLC	1.1%	1,800 Common Equity Units		03/18/16	—	900,000	897,716
		(46.15% on a fully diluted basis)

Flight Engine Leasing III, LLC	1.1%	Senior Secured Term Loan, due 12/13/2018		12/13/16	643,064	634,831	634,831
		(13.00%; the greater of 13.00% or LIBOR plus 7.50%)

		400 Common Equity Units	(18) (19)	12/13/16	—	200,000	258,551
		(33.33% of fully diluted common equity)
Subtotal Control Investments					643,064	1,734,831	1,791,098

Total Investments as of 06/30/2017	161.4%				140,813,896	146,715,086	137,167,137

* Value as a percentage of net assets

(1)

Debt investments and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Common equity, residual values and warrants are non-income producing. The Company's non-qualifying assets, on a fair value basis, comprise less than 5% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $3.7 million, $11.8 million, and $8.1 million, respectively.  The tax cost of investments is $145.3 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.
(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carried a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remained unchanged at September 30, 2016. CRS was taken off non-accrual and began accruing interest during the three months ended June 30, 2015. On April 29, 2016, the loan agreement was amended to extend the maturity date from September 30, 2016 to March 30, 2017.  In conjunction with the extension, the interest rate increased from 5.0% cash to 10.0% (5.0% cash / 5.0% PIK). The loan was placed on non-accrual status during the three months ended September 30, 2016. On October 31, 2016 the maturity date was extended from March 30, 2017 to September 30, 2017 and the interest rate was reduced from 10.00% (5.00% cash/5.00%PIK) to 5.00% cash. The loan remains on non-accrual at June 30, 2017.

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 8 for further discussion on portion of commitment unfunded at June 30, 2017.
(7)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Effective February 1, 2016 the debt investment was placed on non-accrual status. The loan is in default and lenders are working with the company on restructuring its debt.

(8)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's last out senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(9)

The Company restructured the investment in IAG Engine Center, LLC on June 20, 2017. Specifically, AMS Flight Leasing, LLC was formed to facilitate the purchase of an aircraft engine from IAG Engine Center, LLC for $1.4 million. Per the terms of the agreement, the proceeds of the aircraft engine sale were used by IAG Engine Center, LLC to pay down the Company’s existing debt investment in IAG Engine Center, LLC. Concurrently, the Company also entered in a separate debt investment with AMS Flight Leasing, LLC for $1.1 million, which is separately presented on the Schedule of Investments.

(10)

The revenue linked security entitles the Company to participate in the proceeds of inventory sales pursuant to a consignment agreement between IAG Engine Center, LLC and an affiliated entity of IAG Engine Center, LLC , AMS Flight Funding, LLC. The IAG Engine Center, LLC consignment sales since origination of this security have been slower to materialize than originally planned resulting in lower than expected revenue linked security payments to date. As a result, this investment was placed on non-accrual status during the three months ended March 31, 2017 and remained on non-accrual as of June 30, 2017. However, as a result of the restructuring of the IAG Engine Center, LLC facility, the Company now also participates in the revenue generated from payments on the lease of an unaffiliated third party.

(11)	IAG Engine Center, LLC has provided up to $1.4 million of credit enhancement to AMS Flight Leasing, LLC.
(12)

The Company owns 49,209 Class B Preferred membership units representing 0.31% of the fully diluted common equity in World Business Lenders, LLC. However, due to the liquidation preference of the Class B units we would receive 0.52% of the proceeds in a liquidation of the company at the June 30, 2017 fair value.

(13)	The coupon on the loan is subject to a pricing grid based on certain leverage ratios of the portfolio company.
(14)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document. The CLO has begun its redemption process and as of October 15, 2016 had paid down all of its secured liabilities. The fair value of the investment as of June 30, 2017 is based on our expected liquidation proceeds and not on an effective yield basis.

(15)

The loan paid off at par on July 3, 2017. Additionally the Company received an exit fee of $1.0 million in conjunction with the payoff. The Company retained its equity investment in Fox Rent A Car, Inc ("Fox") and received a $0.1 million fee in conjunction with extending the date on its right to put the investment back to Fox until September 2020.

(16)

On May 19, 2017, the Company made a $1.6 million preferred equity investment in the borrower that carries a 12% coupon and a liquidation preference. The preferred security also has a conversion feature granting 25% of the common equity of the borrower to the Company. Additionally, the terms of the existing senior secured term loan and revolver were changed. The interest rate on the term loan and revolver changed from LIBOR plus 14.00% with a 0.20% LIBOR floor to 15.00% (11.00% cash and 4.00% PIK) and the maturity dates were extended from December 2017 to December 2019.

(17)	The loan is convertible any time, at the Company's discretion, into 5.8% of the fully diluted common equity of the borrower.
(18)	The investment is held by HCAP Equity Holdings, LLC, the Company's taxable blocker subsidiary.
(19)	The Company's equity investment is in Flight Engine Leasing XI, LLC. This entity owns 100% of the membership interests in our borrower, Flight Engine Leasing III, LLC.

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2016)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Non-Control / Non-Affiliate Investments

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	0.7%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	592,484	559,461	592,484
			(14.00%; the greater of 14.00% or LIBOR +8.50%)

Regional Engine Leasing, LLC	4.7%	*	Senior Secured Term Loan, due 03/31/2020		03/31/15	3,938,747	3,838,923	3,938,747
			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	158,628

IAG Engine Center, LLC	2.5%	*	Senior Secured Term Loan, due 08/29/2018	(17)	08/29/16	1,855,000	1,177,857	1,177,857
			(14.00% Cash)

			Revenue Linked Security	(9) (16)		—	999,127	992,012

Automotive
Fox Rent A Car, Inc.	13.0%	*	Senior Secured Term Loan, due 09/30/2017	(13)	10/31/14	10,000,000	10,117,435	10,722,000
			(12.62%; LIBOR +12.00%)

			Warrants to purchase 50.5 shares of common stock			—	—	586,000

Banking, Finance, Insurance and Real Estate
Shinnecock CLO 2006-1, Ltd.	0.2%	*	4,200,000 Subordinated Notes, due 07/15/2018	(12)	03/06/14	—	138,730	138,730

WBL SPE I, LLC	1.9%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	1,696,694	1,696,233	1,696,694
			(13.00% Cash)

WBL SPE II, LLC	9.4%	*	Senior Secured Term Loan, due 09/30/2017		09/30/14	8,209,027	8,129,659	8,209,027
			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	49,209 Class B Common Equity Units	(10)	12/23/13	—	200,000	237,895
			(0.31% on a fully diluted basis)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.3%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,881,124	3,771,500
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	4.3%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	3,750,000	3,733,284	3,740,625
			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Yucatan Foods, L.P.	13.1%	*	Junior Secured Term Loan A, due 03/29/2021		03/29/16	8,618,621	8,475,023	8,592,500
			(14.50%; 8.00% cash/6.50% PIK)	(11)

			Junior Secured Term Loan B, due 03/29/2021		03/29/16	2,806,068	2,761,801	2,820,000
			(10.00% PIK; convertible into 5.80% of fully diluted common equity)	(15)

Capital Equipment
Douglas Machines Corp.	5.0%	*	Junior Secured Term Loan, due 12/31/2018		05/07/14	4,177,633	4,111,228	4,177,633
			(12.50% Cash)

			Warrants to purchase 204 Shares of Common Stock		04/06/12	—	12,500	153,266
			(2.00% on a fully diluted basis)

Lanco Acquisition, LLC	3.5%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	226,618	223,738	226,618
			(11.62%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,448,137	2,403,485	2,448,137
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	250,000	250,000	250,000
			(8.62%; LIBOR +8.00% with 0.50% LIBOR floor)

			Warrants to purchase 1,482 Common Equity Units		06/13/14	—	42,000	163,932
			(12.00% on a fully diluted basis)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	5.3%	*	Junior Secured Term Loan, due 09/30/2017	(5)	05/27/15	7,136,824	6,598,278	4,659,199
			(5.00% Cash)

Consumer Goods - Non-Durable
Bradford Soap International, Inc.	5.2%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,436,639	4,489,143
			(9.87%; LIBOR + 9.25%)

High Tech Industries
GK Holdings, Inc. (Global Knowledge)	3.3%	*	Junior Secured Term Loan, due 1/20/2022		01/30/15	3,000,000	2,952,193	2,922,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Mercury Network, LLC	2.4%	*	Senior Secured Term Loan, due 08/24/2021		05/12/15	1,887,138	1,858,766	1,887,138
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)	(11)

			86,957 Class A Common Equity Units		05/12/15	—	86,957	164,616
			(0.50% on a fully diluted basis)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	4.3%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	3,775,425	3,743,423	3,775,425
			(12.85%; LIBOR +12.00%)	(11)

			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.85%; LIBOR +12.00%)	(11)

Multicultural Radio Broadcasting, Inc.	5.6%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,852,000
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	6.6%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,019,225	4,979,129	5,005,500
			(13.18%; LIBOR +11.75% with 0.75% LIBOR floor plus 0.50% PIK)	(11)

			Revolving Line of Credit, due 04/24/2018		04/24/14	666,667	666,667	666,667
			(12.68%; LIBOR +11.75% with 0.75% LIBOR floor)	(11)

			139 Class A Common Equity Units		04/24/14	—	125,000	78,657
			(1.45% on a fully diluted basis)

Metals & Mining
Northeast Metal Works LLC	14.8%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,348,552	11,541,520	11,678,261
			(17.62%; LIBOR +14.00% with 0.20% LIBOR floor plus 3.00% PIK)	(11) (14)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,189,239	1,189,239	1,189,239
			(17.62%; LIBOR +14.00% with 0.20% LIBOR floor plus 3.00% PIK)	(11) (14)

Retailer
CP Holding Co., Inc. (Choice Pet)	6.2%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,611,638	5,569,739	5,397,440
			(16.25%; 12.00% Cash/4.25% PIK)	(11)

Services: Business
Novitex Acquisition, LLC	8.0%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,916,408	7,000,000
			(12.25%; LIBOR + 11.00% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	7.0%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	6,011,262	5,984,252	6,011,000
			(15.0%; 12.50% Cash/2.50% PIK)

			100,000 shares of Series A Preferred Stock		04/05/12	—	100,000	104,000
			(0.59% on a fully diluted basis)

Sitel Worldwide Corporation	1.9%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,719,469	1,694,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	3.1%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,890,390	2,664,166
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Subtotal Non-controlled, Non-affiliated Investments						120,415,049	120,162,148	119,032,736

Affiliated Investments

Healthcare & Pharmaceuticals
Infinite Care, LLC	8.5%	*	Senior Secured Term Loan, due 02/28/2019		02/29/16	6,000,000	5,920,025	5,916,570
			(12.62%; LIBOR+12.00% with 0.42% LIBOR floor)
			Revolving Line of Credit, due 02/28/2019	(6)	02/29/16	200,000	200,000	200,000
			(12.62%; LIBOR+12.00% with 0.42% LIBOR floor)

			3,000,000 Class A Common Equity Units		02/29/16	—	3,000,000	1,266,500
			(27.00% on a fully diluted basis)

WorkWell, LLC	5.4%	*	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,601,563	4,523,847	4,546,000
			(12.43%; LIBOR + 11.50% with 0.50% LIBOR floor)	(11)

			Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
			(12.43%; LIBOR + 11.50% with 0.50% LIBOR floor)	(11)

			250,000 Preferred Equity Units		10/22/15	—	250,000	170,000
			(6.16% on a fully diluted basis)

			250,000 Common Equity Units		10/22/15	—	—	523
			(0.12% on a fully diluted basis)

Retailer
Peekay Acquisition, LLC	0.0%	*	Senior Secured Term Loan (Last Out), due 02/15/16		12/31/12	2,304,615	1,995,422	37,959
			(17.00% PIK)	(7)

			35,775 shares of Common Stock (Peekay Boutiques, Inc.)	(8)	12/31/12	—	105,000	—
			(5.95% on a fully diluted basis)

Subtotal Affiliated Investments						13,106,178	15,994,294	12,137,552

Control Investments

Aerospace & Defense
Flight Lease VII, LLC	1.1%	*	1,800 Common Equity Units		03/18/16	—	935,978	923,947
			(46.15% on a fully diluted basis)

Flight Engine Leasing III, LLC	2.3%		Senior Secured Term Loan, due 12/13/2018		12/13/16	1,825,000	1,807,299	1,807,299
			(13.00%; the greater of 13.00% or LIBOR plus 7.50%)

			400 Common Equity Units	(16) (18)	12/13/16	—	200,000	200,000
			(33.33% of fully diluted common equity)
Subtotal Control Investments						1,825,000	2,943,277	2,931,246

Total Investments as of 12/31/2016	153.8%	*				135,346,227	139,099,719	134,101,534

* Value as a percentage of net assets

(1)

Debt investments, the revenue linked security and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Equity investments (other than Flight Lease VII, LLC), residual values and warrants are non-income producing. All investments other than Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 7.16% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $3.3 million, $7.5 million, and $4.2 million, respectively.  The tax cost of investments is $138.4 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.
(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carried a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remained unchanged at September 30, 2016. CRS was taken off non-accrual and began accruing interest during the three months ended June 30, 2015. On April 29, 2016, the loan agreement was amended to extend the maturity date from September 30, 2016 to March 30, 2017.  In conjunction with the extension, the interest rate increased from 5.0% cash to 10.0% (5.0% cash / 5.0% PIK). The loan was placed on non-accrual status during the three months ended September 30, 2016. On October 31, 2016 the maturity date was extended from March 30, 2017 to September 30, 2017 and the interest rate was reduced from 10.00% (5.00% cash/5.00%PIK) to 5.00% cash. No income was accrued during the six months ended December 31, 2016. However, cash interest of $181,247, which represents the total amount of interest due to the Company as of December 31, 2016, was collected and recognized as income during this period.

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 8 for further discussion on portion of commitment unfunded at December 31, 2016.
(7)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Effective February 1, 2016 the debt investment was placed on non-accrual status. The loan is in default and lenders are working with the company on restructuring its debt.

(8)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's last out senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(9)

The revenue linked security entitles the Company to participate in the proceeds of inventory sales pursuant to a consignment agreement between IAG Engine Center, LLC ("IAG") and an affiliated entity of IAG, AMS Flight Funding, LLC.

(10)

The Company owns 49,209 Class B Preferred membership units representing 0.31% of the fully diluted common equity in World Business Lenders, LLC. However, due to the liquidation preference of the Class B units we would receive 0.52% of the proceeds in a liquidation of the company at the December 31, 2016 fair value.

(11)	The coupon on the loan is subject to a pricing grid based on certain leverage ratios of the portfolio company.
(12)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document. The CLO has begun its redemption process and as of October 15, 2016 had paid down all of its secured liabilities. The fair value of the investment as of December 31, 2016 is based on our expected liquidation proceeds and not on an effective yield basis.

(13)

The loan was placed on non-accrual status during the second quarter of 2016, after the Company received notice from the senior secured lender to Fox Rent a Car, Inc. ("Fox") that, due to Fox's violation of certain covenants under its senior secured credit facility, it was blocking the junior secured term loan lenders from receiving interest payments until the covenant breaches were cured, waived by the senior secured lenders or the blockage period expires. During the third quarter of 2016, Fox refinanced its senior credit facility and our loan was brought current. On October 26, 2016, our credit agreement was amended and restated to convert the loan from a junior secured term loan to a senior secured term loan secured by all assets of the Company other than the vehicle fleet.  The Company earned a $0.8 million amendment fee which is due at the earlier of maturity or loan repayment. The maturity date was changed from October 31, 2019 to September 29, 2017 and amortization of $0.2 million a month on the total loan amount will commence on March 31, 2017. The interest rate reverted back to the original level of LIBOR plus 12.00%. Also as part of the new agreement, the Company is entitled to receive additional fees and equity warrants in the borrower if our loan is not paid off at certain future milestone dates. The investment was taken off of non-accrual status during the third quarter of 2016 following the receipt of all past due interest. The Company earned warrants to buy 50.5 shares of common stock in Fox on 12/31/16 since the loan was not paid off as of that date.

(14)

This loan was in violation of financial covenants pursuant to its loan agreement. As a result, the Company implemented a 3% PIK default rate on August 9, 2016. The default rate was in effect as of December 31, 2016.

(15)	The loan is convertible any time, at the Company's discretion, into 5.8% of the fully diluted common equity of the borrower.
(16)	The investment is held by HCAP Equity Holdings, LLC, the Company's taxable blocker subsidiary.
(17)

The borrower failed to make a required principal payment on January 31, 2017 causing an event of default to occur under the credit agreement. The default had not been cured as of the filing date of this document.

(18)	The Company's equity investment is in Flight Engine Leasing XI, LLC. This entity owns 100% of the membership interests in our borrower, Flight Engine Leasing III, LLC.

Harvest Capital Credit Corporation

Notes to Unaudited Consolidated Financial Statements

Note 1. Organization

Harvest Capital Credit Corporation ("HCAP" or the "Company") was incorporated as a Delaware corporation on November 14, 2012, for the purpose of, among other things, acquiring Harvest Capital Credit LLC (“HCC LLC”). HCAP acquired HCC LLC on May 2, 2013, in connection with HCAP's initial public offering. HCAP is an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, HCAP has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As an investment company, we follow accounting and reporting guidance as set forth in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services- Investment Companies.

On July 1, 2016, the Company formed HCAP Equity Holdings, LLC, a Delaware limited liability company, as a wholly owned subsidiary of the Company to hold certain equity investments made by the Company in limited liability companies or other forms of pass-through entities. By investing through HCAP Equity Holdings, LLC, the Company is able to benefit from the tax treatment of this entity and create a tax structure that is advantageous with respect to the Company's status as a RIC. This taxable subsidiary is consolidated for U.S. GAAP financial reporting purposes, and the portfolio investments held by the taxable subsidiary are included in the Company's consolidated financial statements and recorded at fair value in conjunction with the Company's valuation policy.

Unless otherwise noted or the context otherwise indicates, the terms "we", "us", "our", and the "Company" refer to Harvest Capital Credit Corporation and its consolidated subsidiary.

Note 2. Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in accordance with the rules and regulations of the SEC and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair statement of the Company's consolidated financial statements have been made. Certain prior period amounts have been reclassified to reflect current period classification.

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Operations for the period. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of Harvest Capital Credit Corporation and its wholly-owned subsidiary, HCAP Equity Holdings, LLC. The effects of all intercompany transactions between the Company and its subsidiary have been eliminated in consolidation. Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and ASC 946, Financial Services - Investment Companies, the Company is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company.

Change in Accounting Principle

As of January 1, 2017, the Company adopted Accounting Standards Update (“ASU”) 2015-03 Simplifying the Presentation of Debt Issuance Costs and ASU 2015-15 Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements, which require debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability, except for debt issuance costs associated with line-of-credit arrangements. Adoption of these standards results in the reclassification of debt issuance costs from deferred offering costs and the presentation of the Company’s unsecured notes net of the associated debt issuance costs in the liabilities section on the Consolidated Statements of Assets and Liabilities. In addition, the comparative Consolidated Statements of Assets and Liabilities as of December 31, 2016 has been adjusted to apply the change in accounting principle retrospectively. Specifically, the presentation of the Company’s deferred offering costs and unsecured notes line items were adjusted by the amount of unamortized debt issuance costs. There is no impact to the Company’s Consolidated Statements of Operations. In addition, there is no change to the presentation of the Credit Facility (defined below) as debt issuance costs are presented separately as an asset on the Consolidated Statements of Assets and Liabilities.

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are amortized over the life of the related debt instrument. In accordance with ASU 2015-03 debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, were $0.6 million and $0.7 million as of June 30, 2017 and December 31, 2016, respectively.

Cash

Cash as presented in the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Cash Flows include cash held in bank checking accounts.

Restricted Cash

Restricted cash of $5.6 million and $3.1 million as of June 30, 2017 and December 31, 2016 respectively, was held at U.S. Bank, National Association in conjunction with the Company's Credit Facility (see Note 3. Borrowings). The Company is restricted from accessing this cash until the monthly settlement date when, after delivering a covenant compliance certificate, the net restricted cash is released to us after paying interest, fees and expenses owed under our Credit Facility.

Investments and Related Investment Revenue and Expense

All investment related revenue and expenses are reflected on the Consolidated Statement of Operations commencing on the settlement date unless otherwise specified by the transaction documents.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, when interest has not been paid for greater than 90 days, or when management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease accruing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed collectible. However, the Company remains contractually entitled to this interest, and any collections actually received on these non-accrual loans may be recognized as interest income on a cash basis or applied to the principal depending upon management's judgment regarding collectibility. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection and the amount of collectible interest can be reasonably estimated.

For loans with contractual PIK (payment-in-kind) interest income, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if we believe that the PIK interest is no longer collectible, including if the portfolio company valuation indicates that such PIK interest is not collectible. Loan origination fees - net of direct loan origination costs, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums - are accreted or amortized using the effective interest method as interest income over the contractual life of the loan. Upon the prepayment of a loan or debt security, any unamortized net loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We suspend the accretion of interest income for any loans or debt securities placed on non-accrual status. We may also collect other prepayment premiums on loans. These prepayment premiums are recorded as other income as earned. Dividend income, if any, will be recognized on the ex-dividend date.

Certain expenses related to legal and tax consultation, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. To the extent that such costs are not classified as direct loan origination costs, these expenses are recognized in the Consolidated Statements of Operations as they are incurred.

Investment Date

The Company records investment purchases and sales based on the trade date. For instances when the trade date and funding date differ, the Company captures the open trades in the receivable for securities sold or payable for securities purchased on the Consolidated Statements of Assets and Liabilities.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income. We recognized $0.3 million in realized gains on our investments during the three months ended June 30, 2017 and $0.1 million in realized gains on our investments during the three months ended June 30, 2016. We recognized $0.3 million in realized gains on our investments during the six months ended June 30, 2017 and $(1.2) million in realized losses on our investments during the six months ended June 30, 2016.

Net changes in unrealized appreciation or depreciation measure changes in the fair value of our investments relative to changes in their amortized cost. We recognized $(4.6) million in net change in unrealized appreciation during the three months ended June 30, 2017and $(1.1) million in net change in unrealized depreciation during the three months ended June 30, 2016. We recognized $(4.5) million in net change in unrealized depreciation during the six months ended June 30, 2017and $(2.6) million in net change in unrealized depreciation during the six months ended June 30, 2016.

 Classification of Investments

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through beneficial ownership of at least 5% but not more than 25% of the outstanding voting securities of another person. The Company had twenty eight investments that were classified as Non-Control/Non-Affiliated as of June 30, 2017 and December 31, 2016. Seven and three of the Company’s investments were classified as Affiliated as of June 30, 2017 and as of December 31, 2016, respectively. Two of the Company's investments were classified as Control as of June 30, 2017 and December 31, 2016.

Valuation of Investments

Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to ASC 820, Fair Value Measurement. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with applicable accounting guidance and expands disclosure of fair value measurements.

Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Investments are recorded at their fair value at each quarter end (the measurement date).

Fair Value Investment Hierarchy

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.
Level 2

Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

Valuation Process

Investments are measured at fair value as determined in good faith by our management team, reviewed by the audit committee of the board of directors (independent directors), and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date.

The nature of the materials and input that the Company’s board of directors receives in the valuation process varies depending on the nature of the investment and the other facts and circumstances. For example, in the case of investments that are Level 1 or 2 assets, a formal report by the Company’s management or the investment professionals of its investment adviser, called a portfolio monitoring report, or “PMR,” is not generally prepared, and no independent external valuation firm is engaged due to the availability of quotes in markets for such investments or similar assets.

In the case of investments that are Level 3 assets, however, the Company’s board of directors generally receives a report on material Level 3 investments on a quarterly basis (i) from the Company’s management or the investment professionals of its investment adviser in the form of a PMR, (ii) from a third-party valuation firm, or (iii) in some cases, both. In the case investments that are Level 3 assets and have an investment rating of 1 (performing above expectations), the Company generally engages an independent external valuation firm to review all such material investments at least annually. In quarters where an external valuation is not prepared for such investments, the Company’s management or the investment professionals of our investment adviser generally prepare a PMR. In the case of investments that are Level 3 assets and have an investment rating of 2 through 5 (with performance ranging from within expectations to substantially below expectations), the Company generally engages an independent external valuation firm to review such material investments quarterly (and may receive a PMR in addition to the review of the independent external valuation firm where the Level 3 assets have an investment rating of 3 through 5). However, in certain cases for Level 3 assets, the Company may determine that it is more appropriate for the Company to prepare a PMR instead of engaging an independent external valuation firm on a quarterly basis, because a third-party valuation is not cost effective or the nature of the investment does not warrant a quarterly third-party valuation. In addition, under certain unique circumstances, the Company may determine that a formal valuation report is not likely to be informative, and neither a third-party valuation report nor a report from the Company’s management or the investment professionals of its investment adviser is prepared. Such circumstances might include, for example, an instance in which the investment has paid off after the period end date but before the board of directors meets to discuss the valuations.

Further, Level 3 debt investments that have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

The board of directors undertakes a multi-step valuation process at each measurement date.

•

Our valuation process generally begins with each investment initially being valued by the Company's management or the investment professionals of our investment adviser, and/or, if applicable, by an independent valuation firm.

•	Preliminary valuation conclusions are documented and discussed with our senior management.

•	The audit committee of our board of directors reviews and discusses the preliminary valuations.

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our senior management, the independent valuation firm report (if reviewed in such quarter), and the audit committee.

 Valuation Methodology

The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which our management has deemed there to be enough breadth (number of quotes) and depth to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) the market approach (enterprise value), (iv) the income approach (discounted cash flow analysis) or (v) the bond yield approach.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower.

In most cases we use the bond yield approach for valuing our Level 3 debt investments, as long as we deem this method appropriate. This approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to ours, in order to assess what the range of effective market interest rates would be for our investment if it were being made on or near the valuation date. Then all of the remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

The fair value of equity securities, including warrants, in portfolio companies oftentimes considers the market approach, which applies market valuation multiples of publicly-traded firms or recently acquired private firms engaged in businesses similar to those of the portfolio companies. This approach to determining the fair value of a portfolio company’s equity security will typically involve: (1) applying to the portfolio company’s trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization) a range of enterprise value to EBITDA multiples that are derived from an analysis of comparable companies, in order to arrive at a range of enterprise values for the portfolio company; then (2) subtracting from the range of enterprise values balances of any debt or equity securities that rank senior to our equity securities; and (3) multiplying the range of equity values by the Company’s ownership share of such equity to determine a range of fair values for the Company’s equity investment.

We also use the income approach, which discounts a portfolio company’s expected future cash flows to determine its net present enterprise value. The discount rate used is based upon the company’s weighted average cost of capital, which is determined by blending the cost of the portfolio company’s various debt instruments and its estimated cost of equity capital. The cost of equity capital is estimated based upon our market knowledge and discussions with private equity sponsors.

These valuation methodologies involve a significant degree of judgment. As it relates to investments that do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. In some cases, fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Capital Gains Incentive Fee

Under GAAP, the Company calculates the capital gains incentive fee as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive fee that is ultimately paid and the differences could be material.

Deferred Offering Costs

Deferred offering costs are made up of offering costs related to the Company's shelf registration statement on Form N-2. They consist of underwriting fees, legal fees and other direct costs incurred by the Company in conjunction with preparation and filing of the Company's shelf registration statement on Form N-2, as well as planned offerings of securities under the shelf registration statement, and are recognized as assets and are amortized as deferred offering expense over the term of the applicable offering. The balance of deferred offering costs as of June 30, 2017 and December 31, 2016 was $0.1 million and $0.1 million, respectively.

Deferred Financing Costs

Deferred financing costs are made up of debt issuance costs associated with the Company's revolving line of credit. The deferred financing costs consist of fees and other direct costs incurred by the Company in obtaining debt financing from its lenders and are recognized as assets and are amortized as interest expense over the term of the applicable credit facility. The balance of deferred financing costs as of June 30, 2017 and December 31, 2016 was $0.6 million and $0.5 million, respectively. The amortization expense relating to deferred debt financing costs during the three months ended June 30, 2017 and June 30, 2016 was $52,872 and $66,935, respectively. The amortization expense relating to deferred debt financing costs during the six months ended June 30, 2017 and June 30, 2016 was $127,720 and $132,992, respectively.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date.  Distributions to shareholders which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e., return of capital). The determination of the tax attributes of our distributions is made at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if the board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

During both three month periods ended June 30, 2017 and June 30, 2016, the Company declared distributions totaling $0.34 per share. During both six month periods ended June 30, 2017 and June 30, 2016, the Company declared distributions totaling $0.68 per share.

 Income Taxes

Beginning with its first taxable year ending December 31, 2013, the Company elected to be treated, and intends to qualify annually as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date by the respective taxing authorities. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statements. Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria and the Company has no amounts accrued for interest or penalties as of June 30, 2017. Neither HCC LLC nor the Company is currently undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The federal tax years 2013-2015 for HCC LLC and the Company remain subject to examination by the IRS. The state tax years 2012-2015 for HCC LLC and the Company remain subject to examination by the state taxing authorities.

The Company has a taxable subsidiary, HCAP Equity Holdings LLC, which is designed to hold certain portfolio investments in an effort to comply with source-income type requirements contained in the RIC tax provisions of the Code. This taxable subsidiary is consolidated for U.S. GAAP financial reporting purposes and the portfolio investments held by it are included in the Company’s consolidated financial statements, and recorded at fair value. This taxable subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of its ownership of certain portfolio investments. Any income generated by this taxable subsidiary would be taxed at normal corporate tax rates based on its taxable income.

Note 3. Borrowings

On October 29, 2013, the Company entered into a Loan and Security Agreement with CapitalSource Bank (now Pacific Western Bank), as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55.0 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets, including the Company's equity interest in HCAP Equity Holdings, LLC, and has an accordion feature that allows the size of the facility to increase up to $85.0 million. On April 28, 2017, we amended our Credit Facility to, among other things, (i) extend the expiration of the revolving period from April 30, 2017 to October 30, 2018; (ii) extend the maturity date from October 29, 2018 to the earlier of (x) April 30, 2020, or (y) the date that is six (6) months prior to the maturity of any of the Company's outstanding unsecured longer-term indebtedness, which, based on the Company's outstanding unsecured notes that mature on January 16, 2020, the maturity date under the facility would be July 16, 2019; and (iii) subject to certain conditions, provide limited borrowing base credit for the Company's loans to (x) certain portfolio companies in which the Company or HCAP Equity Holdings, LLC owns in excess of ten percent of the portfolio company's equity interests and (y) certain special purpose entity portfolio companies formed to hold specified assets, which loans previously did not receive borrowing base credit.

Advances under the Credit Facility, following amendments in September 2015, bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Credit Facility also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. In addition, the Credit Facility contains a covenant that limits the amount of our unsecured longer-term indebtedness (as defined in the Credit Facility), which includes our unsecured notes, to 50% of the maximum borrowing amount under the Credit Facility. The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Credit Facility provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

Availability under the Credit Facility is determined by advance rates against eligible loans in the borrowing base up to a maximum aggregate availability of $55.0 million. Advance rates against individual investments range from 40% to 65% depending on the seniority of the investment in the borrowing base.

As of June 30, 2017, the outstanding balance on the Credit Facility was $34.6 million. As of December 31, 2016, the outstanding balance on the Credit Facility was $26.9 million. As of June 30, 2017 and December 31, 2016, the Company was in compliance with its debt covenants.

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 7.00% Notes due 2020 (the “2020 Notes”). On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of 2020 Notes to cover the over-allotment option exercised by the underwriters. In total, the Company issued 1,100,000 2020 Notes at a price of $25.00 per Note. The total net proceeds to the Company from the 2020 Notes, after deducting underwriting discounts of $0.8 million and offering expenses of $0.2 million, were $26.5 million.

The 2020 Notes mature on January 16, 2020 and bear interest at a rate of 7.00%. They are redeemable in whole or in part at anytime at the Company's option after January 16, 2017 at a price equal to 100% of the outstanding principal amount of the 2020 Notes plus accrued and unpaid interest. The 2020 Notes are unsecured obligations of the Company and rank pari passu with any future unsecured indebtedness; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2020 Notes; effectively subordinated to all of the existing and future secured indebtedness of the Company, to the extent of the value of the assets securing such indebtedness, including borrowings under the Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. Interest on the 2020 Notes is payable quarterly on January 16, April 16, July 16, and October 16 of each year. The 2020 Notes are listed on the NASDAQ Global Market under the trading symbol “HCAPL.” The Company may from time to time repurchase 2020 Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of June 30, 2017, the outstanding principal balance of the 2020 Notes was $27.5 million and the debt issuance costs balance was $0.6 million.

The indenture governing the 2020 Notes (the "2020 Notes Indenture”) contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its status as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the 2020 Notes and the custodian if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 2020 Notes Indenture. As of June 30, 2017, the Company was in compliance with its debt covenants.

Note 4. Concentrations of Credit Risk

The Company’s investment portfolio consists primarily of loans to privately-held small to mid-size companies. Many of these companies may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations.

The largest debt investments may vary from year to year as new debt investments are recorded and repaid. The Company’s five largest debt investments represented approximately 33.2% and 36.4% of total debt investments outstanding as of June 30, 2017 and December 31, 2016, respectively. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest debt investments accounted for approximately 36.6% and 31.9% of total loan interest and fee income for the three months ended June 30, 2017 and June 30, 2016, respectively. Interest income from the five largest debt investments accounted for approximately 37.4% and 29.6% of total loan interest and fee income for the six months ended June 30, 2017 and June 30, 2016, respectively.

Note 5. Shareholders’ Equity

The following tables summarize the total shares issued and proceeds received for shares of the Company’s common stock net of any underwriting discounts and offering costs for the quarters ended June 30, 2017 and June 30, 2016.

	Three months ended June 30,				Six months ended June 30,
	2017		2016		2017		2016
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares issued	—	—	—	—	109,774	1,485,047	—	—

Shares repurchased	—	—	(5,500)	(68,911)	—	—	(5,500)	(68,911)

Dividends reinvested	7,980	100,677	11,535	141,814	14,899	193,330	23,629	264,765

Total	7,980	$100,677	6,035	$72,903	124,673	$1,678,377	18,129	$195,854

As of June 30, 2017 and 2016, the Company had no dilutive securities outstanding.

On January 27, 2017, we entered into an equity distribution agreement with JMP Securities LLC relating to up to 1,000,000 shares of our common stock that we may offer and sell from time to time at prices related to the prevailing market prices or at negotiated prices. During the three months ended June 30, 2017, we did not sell any shares through this agreement. During the six months ended June 30, 2017, we sold 109,774 shares at an average price of $14.22 per share.

On March 8, 2016, our board of directors authorized a $3.0 million open market stock repurchase program. Pursuant to our program, we were authorized to repurchase up to $3.0 million in the aggregate of our outstanding stock in the open market. The repurchase program expired on December 31, 2016. On June 13, 2017, our board of directors authorized another $3.0 million open market stock repurchase program. Pursuant to our program, we are authorized to repurchase up to $3.0 million in the aggregate of our outstanding stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management at its discretion, and no assurances can be given that any common stock, or any particular amount, will be purchased. Unless amended by our board of directors, the repurchase program will expire on the earlier of June 30, 2018 or the repurchase of $3.0 million of our outstanding shares of common stock.

During the three months and six months ended June 30, 2016, the Company repurchased 5,500 shares of its common stock at an average price of $12.53 per share, and a total cost of $68,911. During the three and six months ended June 30, 2017, the Company did not repurchase any of its shares.

We have adopted an “opt out” dividend reinvestment plan, or “DRIP,” for our common stockholders. As a result, if we make cash distributions, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Note 6. Fair Value Measurements

As described in Note 2, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Unsecured notes: The 2020 Notes are a Level 2 financial instrument with readily observable market inputs from other comparable unsecured notes in the marketplace. The unsecured notes trade under the ticker HCAPL and as of June 30, 2017 the fair value of $28.3 million was based on the closing price of the 2020 Notes on that day.

Off-balance sheet financial instruments: The fair value of unfunded commitments is estimated based on the fair value of the funded portion of the corresponding debt investment.

As of June 30, 2017 and December 31, 2016, unfunded commitments totaled $3.5 million and $2.1 million, respectively, and if funded, their estimated fair values on such dates were $3.5 million and$2.1 million, respectively.

There were no assets or liabilities measured at fair value on a nonrecurring basis as of June 30, 2017 or December 31, 2016.

There were no transfers between levels of the fair value hierarchy during the three months ended June 30, 2017 or the three months ended June 30, 2016.

The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of June 30, 2017 and December 31, 2016, respectively:

	Fair Values as of June 30, 2017

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$—	$76,207,748	$76,207,748
Junior Secured	—	5,795,000	48,262,404	54,057,404
CLO Equity	—	—	105,479	105,479
Equity and Equity Related Securities	—	—	6,101,549	6,101,549
Revenue Linked Security	—	—	694,957	694,957
	$—	$5,795,000	$131,372,137	$137,167,137

	Fair Values as of December 31, 2016

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$—	$76,221,062	$76,221,062
Junior Secured	—	8,098,791	44,442,975	52,541,766
CLO Equity	—	—	138,730	138,730
Equity and Equity Related Securities	—	—	4,207,964	4,207,964
Revenue Linked Security	$—	$—	$992,012	$992,012
	$—	$8,098,791	$126,002,743	$134,101,534

(1)	Senior secured category includes both first out and last out term loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

The following table provides quantitative information related to the significant unobservable inputs used to fair value the Company's Level 3 investments as of June 30, 2017 and December 31, 2016, respectively, and indicates the valuation techniques utilized by the Company to determine the fair value:

Type of Investment	Fair Value at June 30, 2017	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$76,207,748	Bond Yield	Risk adjusted discount factor	6.0% - 35.0%	9.2%

		Market	EBITDA multiple	5.0x - 11.7x	6.7x

		Income	Weighted average cost of capital	10.0% - 25.1%	18.4%

Junior Secured	$48,262,404	Bond Yield	Risk adjusted discount factor	4.2% - 29.0%	8.9%

		Market	EBITDA multiple	0.5x - 8.3x	6.8x

		Income	Weighted average cost of capital	9.0% - 30.8%	13.8%

Equity and Equity Related Securities	$6,101,549	Market	EBITDA multiple	5.0x - 11.7x	6.1x

		Income	Weighted average cost of capital	10.0% - 24.0%	15.1%

CLO Equity	$105,479	Estimated Liquidation Value	Discount applied to loans	40.0%	N/A

Revenue Linked Security	$694,957	Income	Weighted average cost of capital	50.0%	50.0%

Type of Investment	Fair Value at December 31, 2016	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$76,221,062	Bond Yield	Risk adjusted discount factor	6.1% - 30.0%	13.5%

		Market	EBITDA multiple	0.8x - 9.7x	5.0x

		Income	Weighted average cost of capital	10.0% - 23.0%	17.4%

Junior Secured	$44,442,975	Bond Yield	Risk adjusted discount factor	4.2% - 26.0%	13.6%

		Market	EBITDA multiple	5.9x - 8.7x	7.3x

		Income	Weighted average cost of capital	13.0% - 25.0%	17.5%

Equity and Equity Related Securities	$4,207,964	Market	EBITDA multiple	4.1x - 9.7x	6.4x

		Income	Weighted average cost of capital	10.0% - 23.0%	18.3%

CLO Equity	$138,730	Estimated Liquidation Value	Discount applied to loans	50%	N/A

Revenue Linked Security	$992,012	Income	Weighted average cost of capital	50%	50%

(1)

When estimating the fair value of its debt investments, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. However, the Company also takes into consideration the market technique and income technique in order to determine whether the fair value of the debt investment is within the estimated enterprise value of the portfolio company. The significant unobservable inputs used under these techniques are EBITDA multiples and weighted average cost of capital. Under the bond yield technique, significant increases (decreases) in the risk adjusted discount factors would result in a significantly lower (higher) fair value measurement.

When estimating the fair value of its equity investments, the Company utilizes the (i) market technique and (ii) income technique. The significant unobservable inputs used in the fair value measurement of the Company’s equity investments are EBITDA multiples and weighted average cost of capital (“WACC”). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement.

When estimating the value of its CLO equity investment, the Company historically utilized the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique were risk adjusted discount factors. The Company also utilized the performance and covenant compliance information as provided by the independent trustee along with other risk factors including default risk, prepayment rates, interest rate risk and credit spread risk when valuing this investment. As of June 30, 2017, the CLO had been called and was almost entirely liquidated. The fair value of the investment at June 30, 2017 was based on the estimated liquidation value of the loans remaining in the CLO as of this date.

When estimating the fair value of its revenue-linked security, the Company utilizes the income technique and the specific provisions contained in the royalty security agreement. The determination of the fair value utilizing the specific provisions contained in the royalty security agreement is not a significant component of the Company’s valuation process.

(2)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

  The following table shows a reconciliation of the beginning and ending balances for Level 3 assets. Transfers between investment type and level, if any, are recognized at fair value at the end of the quarter in which the transfers occur:

	Six Months Ended June 30, 2017
	Senior Secured (1)	Junior Secured	CLO Equity	Equity Securities	Revenue Linked Security	Total Level 3 Assets

Fair value of portfolio, beginning of period	$76,221,062	$44,442,975	$138,730	$4,207,964	$992,012	$126,002,743
New investments	16,904,484	11,452,429	—	2,643,640	—	31,000,553
Principal payments received	(20,420,246)	(348,162)	—	(420,627)	(151,127)	(21,340,162)
Loan origination fees received	(514,250)	(207,500)	—	(4,096)	—	(725,846)
Payment in kind interest earned	503,221	428,175	—	—	—	931,396
Accretion of deferred loan origination fees/discounts	1,107,462	88,482	—	—	—	1,195,944
Transfer (to) from investment type (1)	2,986,604	(2,986,604)	—	—	—	—
Net realized gains on investments	—	—	(33,251)	304,366	—	271,115
Change in unrealized depreciation on investments	(580,589)	(4,607,391)	—	(629,698)	(145,928)	(5,963,606)
Fair value of portfolio, end of period	$76,207,748	$48,262,404	$105,479	$6,101,549	$694,957	$131,372,137
Net unrealized depreciation relating to Level 3 assets still held at June 30, 2017.	$(500,760)	$(4,607,391)	$—	$(629,698)	$(145,928)	$(5,883,777)

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

	Year ended December 31, 2016
	Senior Secured (1)	Junior Secured	CLO Equity	Equity Securities	Revenue- Linked Security	Total Level 3 Assets

Fair value of portfolio, beginning of period	$80,220,519	$43,593,371	$1,567,860	$1,824,777	$—	$127,206,527
New/Add-on investments	16,594,084	10,800,000	—	4,125,000	895,962	32,415,046
Principal payments received	(29,875,918)	(137,500)	(1,359,227)	(810,578)	—	(32,183,223)
Loan origination fees received	(1,096,399)	(251,000)	—	—	—	(1,347,399)
Payment in kind interest earned	523,371	836,219	—	35,978	103,165	1,498,733
Accretion of deferred loan origination fees/discounts	883,413	817,971	—	—	—	1,701,384
Transfer (to) from level 3	—	—	—	—	—	—
Transfer (to) from investment type	10,722,000	(10,722,000)	—	—	—	—
Net realized losses on investments	(700,465)	—	(69,903)	182,559	—	(587,809)
Change in unrealized appreciation (depreciation) on investments	(1,049,543)	(494,086)	—	(1,149,772)	(7,115)	(2,700,516)
Fair value of portfolio, end of period	$76,221,062	$44,442,975	$138,730	$4,207,964	$992,012	$126,002,743
Net unrealized depreciation relating to Level 3 assets still held at December 31, 2016.	$(1,689,509)	$(494,084)	$—	$(1,239,932)	$(7,115)	$(3,430,640)

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Consolidated Schedule of Investments.

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a portion of the Company’s assets and liabilities.

Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

Note 7. Related Party Transactions

We were founded in September 2011 by certain members of our investment adviser and JMP Group Inc. (now JMP Group LLC) ("JMP Group"), a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in us and our investment adviser. JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC ("HCS"), an SEC registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC ("JMP Credit Advisors"), which manages approximately $0.8 billion in credit assets of collateralized loan obligation funds and a total return swap.

In conjunction with our initial public offering in May 2013, HCAP entered into an investment advisory and management agreement with HCAP Advisors LLC ("HCAP Advisors"), which is a majority owned subsidiary of JMP Group. Under the investment advisory and management agreement, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, even in the event that our pre-incentive fee net investment income exceeds the hurdle rate, no incentive fee will be payable to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments.

Incentive fee expense for the three months ended June 30, 2017 and 2016, totaled $0.0 million and $0.3 million, respectively. Incentive fee expense for the six months ended June 30, 2017 and 2016, totaled $0.1 million and $1.0 million, respectively.

The capital gains incentive fee is determined and paid annually with respect to cumulative realized capital gains (but not unrealized capital gains) to the extent such cumulative realized capital gains exceed cumulative realized and unrealized capital losses through the end of such fiscal year (less the aggregate amount of any previously paid capital gain incentive fee). The Company also records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when (i) the cumulative realized and unrealized gains on its investments exceed all cumulative realized and unrealized capital losses on its investments and (ii) the capital gains incentive fee that would be payable exceeds the aggregate amount of any previously paid capital gain incentive fee given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. Any decrease in unrealized appreciation in subsequent periods will result in the reversal of some or all of such previously recorded expense accrual. The actual incentive fee payable to the Company's investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and is only based on cumulative realized capital gains, including realized capital gains for such period, but not unrealized capital gains.

Total base management fees and incentive management fees expense was $0.7 million and $1.1 million for the three months ended June 30, 2017 and June 30, 2016, respectively. Total base management fees and incentive management fees expense was $1.4 million and $2.4 million for the six months ended June 30, 2017 and June 30, 2016, respectively. Accrued base management fees and incentive management fees were $0.7 million and $0.9 million as of June 30, 2017 and December 31, 2016, respectively.

In conjunction with our initial public offering in May 2013, HCAP entered into an administration agreement with JMP Credit Advisors pursuant to which JMP Credit Advisors provides administrative services to HCAP and furnishes us with office facilities, equipment, and clerical, bookkeeping, and record keeping services. Payments under the administration agreement are equal to an amount based upon our allocable portion of the administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs and administrative services provided to the Company by our chief executive officer and other officers, except that payments required to be made by HCAP to JMP Credit Advisors under the agreement were capped such that amounts payable to JMP Credit Advisors would not exceed $275,000 during the first year of the term of the administration agreement. In connection with the expiration of the $275,000 cap on April 29, 2014, the Company negotiated a cap with JMP Credit Advisors of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014. On March 5, 2015, the Company negotiated a cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2015 fiscal and calendar year.  The 2015 cap set the maximum amount that was payable by the Company on both a quarterly and annual basis.  The cap for each quarter was as follows: (i) for the quarter ended March 31, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to March 31, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014 to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015.  The overall cap for the year was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters would not exceed $800,000.  In connection with the expiration of the 2015 cap, the Company entered into an annual cap for 2016 such that the maximum amount that would be payable by the Company for 2016 was the lesser of 0.60% of the average of the Company's total investments over the year ended December 31, 2016 or $917,000. On January 4, 2017, our board of directors approved an increase in the cap to the extent necessary to reimburse JMP Credit Advisors for the cost of administrative services provided to the Company by Chief Executive Officer Richard P. Buckanavage and Vice President Ryan T. Magee in the fourth quarter of 2016, in an amount up to $75,000. In connection with the expiration of the 2016 cap, the Company negotiated a new cap with JMP Credit Advisors on amounts payable during the 2017 fiscal and calendar year. The 2017 cap set the maximum amount payable for the year at $1,200,000.

Total administrative services expense was $0.3 million and $0.2 million for the three months ended June 30, 2017 and the three months ended June 30, 2016, respectively. Total administrative services expense was $0.6 million and $0.4 million for the six months ended June 30, 2017 and the three months ended June 30, 2016, respectively. Accrued administrative services fees were $0.3 million and $0.3 million as of June 30, 2017 and December 31, 2016, respectively.

In connection with the Company’s offering of its 2020 Notes in January 2015, JMP Securities LLC was one of the co-managing underwriters and received approximately $20,000 of compensation for its services. In the future, JMP Securities LLC or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation.

On January 27, 2017, we entered into an equity distribution agreement with JMP Securities LLC relating to up to 1,000,000 shares of our common stock that we may offer and sell from time to time at prices related to the prevailing market prices or at negotiated prices. During the six months ended June 30, 2017, we sold 109,774 shares at an average price of $14.22 per share.

Note 8. Commitments and Contingencies

At June 30, 2017, the Company had a total of $3.5 million in unfunded commitments comprised entirely of unfunded revolving line of credit commitments on seven of the Company’s debt investments.  At December 31, 2016, the Company had a total of $2.1 million in unfunded commitments comprised entirely of unfunded revolving line of credit commitments on five of the Company’s debt investments.  The following table summarizes the Company's unfunded commitments and extended fair value as of June 30, 2017 and December 31, 2016:

	As of June 30, 2017		As of December 31, 2016
	Unfunded Commitment	Extended Fair Value of unfunded commitment	Unfunded Commitment	Extended Fair Value of unfunded commitment
Chemical Information Services, LLC	285,000	285,000	285,000	285,000
DirectMed Parts & Services, LLC	1,000,000	982,606	—	—
Infinite Care, LLC	300,000	262,394	800,000	789,235
King Engineering Associates, Inc.	300,000	295,223	—	—
Lanco Acquisition, LLC	450,000	448,274	450,000	450,000
Northeast Metal Works LLC `	247,548	242,680	310,761	310,761
V-Tek, Inc.	963,903	941,675	—	—
Workwell, LLC	—	—	300,000	296,378
Total	3,546,451	3,457,852	2,145,761	2,131,374

Legal Proceedings

We are a party to certain legal proceedings incidental to the normal course of our business, including where third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Note 9. Net change in Net Assets Resulting from Operations per Common Share

In accordance with the provision of ASC 260, “Earnings per Share,” basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. There were no potentially dilutive common shares issued as of June 30, 2017 or June 30, 2016 because there were no dilutive securities outstanding.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for each period:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net (decrease) increase in net assets resulting from operations	$(1,859,839)	992,668	$473,714	$859,666
Weighted average shares outstanding (basic and diluted)	6,407,362	6,286,014	6,378,953	6,280,428
Net (decrease) increase in net assets resulting from operations per share	$(0.29)	$0.16	$0.07	$0.14

Note 10. Income Tax

To receive RIC tax treatment, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

The Company has a taxable subsidiary, HCAP Equity Holdings LLC, which is designed to hold certain portfolio investments in an effort to comply with source-income type requirements contained in the RIC tax provisions of the Code. This taxable subsidiary is consolidated for U.S. GAAP financial reporting purposes and the portfolio investments held by it are included in the Company’s consolidated financial statements, and recorded at fair value. This taxable subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of its ownership of certain portfolio investments. Any income generated by this taxable subsidiary would be taxed at normal corporate tax rates based on its taxable income. There was no income tax liability accrued as of June 30, 2017.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the three and six months ended June 30, 2017, and June 30, 2016, respectively:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016

Per share data:
Net asset value at beginning of period	$13.89	$13.90	$13.86	$14.26
Net investment income (1)	0.39	0.33	0.75	0.74
Realized gains (losses) on investments (1)	0.04	0.01	0.04	(0.19)
Net change in unrealized depreciation on investments (1)	(0.73)	(0.19)	(0.72)	(0.42)
Net increase in net assets from operations	(0.30)	0.15	0.07	0.13
Distributions to stockholders (2)	(0.34)	(0.34)	(0.68)	(0.68)
Net asset value at end of period	$13.25	$13.71	$13.25	$13.71
Net assets at end of period	84,965,180	86,231,043	84,965,180	86,231,043
Shares outstanding at end of period	6,412,169	6,287,798	6,412,169	6,287,798
Weighted average shares outstanding (basic and diluted)	6,407,362	6,286,014	6,378,953	6,280,428
Per share closing price at end of period	$13.11	$12.78	$13.11	$12.78

Ratios and Supplemental data:
Total return based on change in NAV (not annualized) (3)	(2.03)%	1.37%	0.67%	2.13%
Total investment return (not annualized) (4)	2.00%	7.92%	0.41%	15.73%
Average Net Assets	$86,944,399	$86,758,930	$87,003,698	$87,644,039
Ratio of expenses to average net assets (annualized)	11.82%	12.26%	11.50%	12.69%
Ratio of net investment income to average net assets (annualized)	11.57%	9.54%	10.92%	10.59%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)

Net investment income exceeded distributions for the three months ended June 30, 2017 in the amount of $352,410. Distributions for the three months ended June 30, 2016 were in excess of net investment income by $51,917. Net investment income exceeded distributions for the six months ended June 30, 2017 and the six months ended June 30, 2016 in the amount of $443,157 and $402,085, respectively. See Dividends and Distributions Policy in Note 2.

(3)

This measure of total investment return measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. The return is calculated by taking the difference between the net asset value per share at the end of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and the net asset value per share at the beginning of the period, and dividing that difference by the net asset value per share at the beginning of the period. This return primarily differs from the total investment return in that it does not take into account changes in the market price of the Company's stock.

(4)

This measure of total investment return measures the changes in market value over the period indicated, taking into account dividends as reinvested. The return is calculated based on an assumed purchase of stock at the market price on the first day of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company’s dividend reinvestment plan) and an assumed sale at the market price on the last day of the period. The difference between the sale and purchases is then divided by the purchase prices. The total investment return does not reflect any sales load that may be paid by investors.

Note 12. Subsequent Events

On July 3, 2017, the Company received a full repayment at par on its junior secured debt investment in Fox Rent A Car, Inc ("Fox"). The Company also received a $1.0 million exit fee and a $0.1 million warrant amendment fee. The Company generated a gross internal rate of return ("IRR") of 18.9% on its debt investment in Fox and still retains its warrant position in the company. IRR is the rate of return that makes the net present value of all cash flows into or from the investment equal to zero, and is calculated based on the amount of each cash flow received or invested by the Company and the day it was invested or received.

On July 7, 2017, the Company made a $3.3 million senior secured debt investment and a $1.0 million equity investment in Instant Sales Solutions, Inc. The debt investment consists of a $3.0 million term loan that carries a fixed interest rate of 13.25% and a $0.3 million revolver that carries an interest rate of LIBOR plus 9.0% with a 1.00% LIBOR floor. The revolver was unfunded at close.

On July 12, 2017, the Company received a full repayment at par plus a 1.0% prepayment fee on its junior secured debt in Novitex Acquisition, LLC. The Company generated an IRR of 13.3% on its investment.

On July 12, 2017, the Company received a full repayment at par plus a 2.0% prepayment fee on its junior secured debt in Source HOV LLC. The Company generated an IRR of 13.0% on its investment.

On July 25 2017, the Company received a full repayment at par on its senior secured debt in Brite Media Group LLC. The Company generated an IRR of 13.3% on its investment.

On July 28, 2017, the Company declared monthly distributions of $0.1125 per share payable on each of August 24, 2017, September 28, 2017 and October 26, 2017. The Company also declared a special distribution of $0.10 per share payable on October 26, 2017.

On August 7, 2017, the Company received a full repayment at par plus a 2.0% prepayment fee on its $1.6 million junior secured debt investment in Mercury Network, LLC ("Mercury"). The Company generated an IRR of 12.8% on its debt investment. On the same date, the Company also sold its remaining equity investment in the company for $0.2 million. The Company generated an IRR of 99.0% on its equity investment. On a combined basis, the Company generated an IRR of 18.8% on its investments in Mercury.

Schedule 12-14

Harvest Capital Credit Corporation

Consolidated Schedule of Investments in and Advances to Affiliates (Unaudited)

Six Months Ended June 30, 2017

Portfolio Company	Investment	Amount of Interest Credited to Income (1)	December 31, 2016 Value	Gross Additions (2)	Gross Reductions (3)	June 30, 2017 Value

Non-Majority Owned Control Investments

Flight Engine Leasing III, LLC	Senior Secured Term Loan, due 12/13/2018	$95,381	$1,807,299	$9,468	$(1,181,936)	$634,831
	(13.00%; the greater of 13.00% or LIBOR+7.50%)

	400 Common Equity Units		200,000	58,551	—	258,551
	(33.33% of fully diluted common equity)

Flight Lease VII, LLC	1,800 Common Equity Units	80,037	923,947	9,747	(35,978)	897,716
	(46.15% on a fully diluted basis)

Total Non-Majority Owned Control Investments		$175,418	$2,931,246	$77,766	$(1,217,914)	$1,791,098

Non-Control Affiliate Investments

Flight Engine Leasing V, LLC	Senior Secured Term Loan, due 03/31/2019	$37,199	$—	$1,115,631	$(167,663)	$947,968
	(13.00%; the greater of 13.00% or LIBOR+7.00%)

	600 Common Equity Units		—	303,061	—	303,061
	(12.12% of fully diluted common equity)

Flight Lease XII, LLC	1,000 Common Equity Units		—	559,274	—	559,274
	(18.52% of fully diluted common equity)

Infinite Care, LLC	Senior Secured Term Loan, due 02/28/2019	421,015	5,916,570	75,798	(683,368)	5,309,000
	(12.79% LIBOR+12.00% with 0.42% LIBOR floor)

	Revolving Line of Credit, due 02/28/2019	37,618	200,000	500,000	—	700,000
	(12.79%; LIBOR+12.00% with a 0.42% LIBOR floor)

	3,000,000 Class A Common Equity Units		1,266,500	—	(879,500)	387,000
	(27.00% on a fully diluted basis)

Northeast Metal Works LLC	Senior Secured Term Loan, due 04/24/2019	953,876	—	9,439,425	(121,877)	9,317,548
	(15.00%; 11.00% Cash plus 4.00% PIK)

	Revolving Line of Credit, due 12/29/17	115,144	—	1,252,452	—	1,252,452
	(15.00%; 11.00% Cash plus 4.00% PIK)

	2,500 Class A Equity Units			1,600,000	—	1,600,000

Peekay Acquisition, LLC (Christals)	Senior Secured Term Loan (Last Out), due 02/15/2016	—	37,959	—	(37,959)	—
(non-accrual)	(17.00% PIK)

	35,775 Shares of Common Equity Stock (Peekay Boutiques, Inc.)		—	—	—	—
	(5.95% on a fully diluted basis)

VTK Acquisition, Inc. Royce Instruments, LLC (Opco)	Senior Secured Term Loan, due 03/21/2022	110,732	—	3,395,397	—	3,395,397
	(13.15%; LIBOR + 12.00%)

	Revolving Line of Credit, due 03/21/2021	17,636	—	1,036,097	—	1,036,097
	(7.65%; LIBOR + 6.50%)

	89.8 common shares		—	150,000	—	150,000
	(8.98% of fully diluted common equity)

WorkWell, LLC	Senior Secured Term Loan, due 10/21/2020	299,869	4,546,000	13,375	(59,375)	4,500,000
	(12.55%; LIBOR + 11.50% with 0.50% LIBOR floor)

	Revolving Line of Credit, due 10/21/2020	—	—	—	—	—
	(12.55%; LIBOR + 11.50% with 0.50% LIBOR floor)

	250,000 Preferred Equity Units		170,000	32,000	—	202,000
	(6.16% on a fully diluted basis)

	250,000 Common Equity Units		523	477	—	1,000
	(0.12% on a fully diluted basis)

Total Non-Control Affiliate Investments		$1,993,089	$12,137,552	$19,472,987	$(1,949,742)	$29,660,797

(1)	Represents the total amount of interest and fees credited to income for the portion of the year an investment was included in Affiliate categories.

(2)

Gross additions include increase in the cost basis of investments resulting from new portfolio investment and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)

Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments or sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Harvest Capital Credit Corporation

Schedule of Investments in and Advances to Affiliates

Year Ended December 31, 2016

Portfolio Company	Investment	Amount of Interest and Fees Credited to Income (1)	December 31, 2015 Value	Gross Additions (2)	Gross Reductions (3)	December 31, 2016 Value

Non-Majority Owned Control Investments

Flight Engine Leasing III, LLC	Senior Secured Term Loan, due 12/13/2018	$13,474	—	$1,832,999	(25,000)	$1,807,999
	(13.00%; the greater of 13.00% or LIBOR + 7.50%)

	400 Common Equity Units	—	—	200,000	—	200,000
	(33.33% of fully diluted common equity)

Flight Lease VII, LLC	1,800 Common Equity Units	157,269	—	935,978	(12,031)	923,947
	46.15% on a fully diluted basis

Total Non-Majority Owned Control Investments		$170,743	$—	$2,968,977	$(37,031)	$2,931,946

Non-Control Affiliate Investments

Infinite Care, LLC	Senior Secured Term Loan, due 02/28/2019	655,623	—	5,920,025	(3,455)	5,916,570
	(12.62%; LIBOR+12.00% with 0.42% LIBOR floor)

	Revolving Line of Credit, due 02/28/2019	1,683	—	200,000	—	200,000
	(12.62%; LIBOR+12.00% with 0.42% LIBOR floor)

	3,000,000 Class A Common Equity Units	—	—	3,000,000	(1,733,500)	1,266,500
	(27.00% on a fully diluted basis)

Peekay Acquisition, LLC	Senior Secured Term Loan (Last Out), due 2/15/16	(26,776)	1,442,394	12,224	(1,416,659)	37,959
	(17.00 PIK)

	35,775 Shares of Common Equity Stock (Peekay Boutiques, Inc.)	—	—	—	—	—
	(5.95% of fully diluted common shares)

WorkWell, LLC	Senior Secured Term Loan, due 10/21/2020	598,565	4,625,099	39,651	(118,750)	4,546,000
	(12.43%; LIBOR + 11.50% with a 0.50% LIBOR floor)

	Revolving Line of Credit, due 10/21/2020	—	—	—	—	—
	(12.43%; LIBOR + 11.50% with a 0.50% LIBOR floor)

	250,000 Preferred Equity Units	—	250,000	—	(80,000)	170,000
	(6.16% of fully diluted common equity)

	250,000 Common Equity Units	—	—	523	—	523
	(0.12% of fully diluted common equity)

Total Affiliate Investments		$1,229,095	$6,317,493	$9,172,423	$(3,352,364)	$12,137,552

(1)	Represents the total amount of interest and fees credited to income for the portion of the year an investment was included in Affiliate categories.

(2)

Gross additions include increase in the cost basis of investments resulting from new portfolio investment and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)

Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments or sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Harvest Capital Credit Corporation:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Harvest Capital Credit Corporation (the "Company") as of December 31, 2016 and December 31, 2015, and the results of its operations, its change in net assets and its cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule appearing on page F-83 presents fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 and December 31, 2015 by correspondence with the custodian, borrowers and agent banks, and the application of alternative auditing procedures where replies have not been received provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

San Francisco, California

March 15, 2017

Harvest Capital Credit Corporation

Consolidated Statements of Assets and Liabilities

	December 31,
	2016	2015
ASSETS:
Non-affiliated/non-control investments, at fair value (cost of $120,162,148 at 12/31/16 and $135,198,490 at 12/31/15)	$119,032,736	$135,516,729
Affiliated investments, at fair value (cost of $15,994,294 at 12/31/16 and $9,031,772 at 12/31/15)	12,137,552	7,243,697
Control investments, at fair value (cost of $2,943,277 at 12/31/16 and $0 at 12/31/15)	2,931,246	—
Total investments, at fair value (cost of $139,099,719 at 12/31/16 and $144,230,262 at 12/31/15)	134,101,534	142,760,426

Cash	4,472,749	595,047
Restricted cash	3,084,229	2,474,362
Interest receivable	578,140	1,112,885
Accounts receivable – other	27,135	304,969
Deferred offering costs	813,807	1,023,246
Deferred financing costs	542,342	748,637
Other assets	84,969	118,287
Total assets	$143,704,905	$149,137,859

LIABILITIES:
Revolving line of credit	$26,946,613	$29,698,293
Unsecured notes	27,500,000	27,500,000
Accrued interest payable	421,534	412,099
Accounts payable - base management fees	693,190	739,517
Accounts payable - incentive management fees	202,235	848,841
Accounts payable - administrative services	276,214	220,872
Accounts payable - accrued expenses	499,907	282,949
Other liabilities	42,916	21,032
Total liabilities	56,582,609	59,723,603

Commitments and contingencies (Note 8)

NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized, 6,313,272 issued and 6,287,496 outstanding at 12/31/16 and 6,269,669 issued and outstanding at 12/31/15	6,313	6,270
Capital in excess of common stock	90,433,114	89,989,686
Treasury shares at cost, 25,776 and 0 shares at 12/31/16 and 12/31/15, respectively	(322,137)	—
Accumulated realized losses on investments	(1,537,506)	(1,066,131)
Net unrealized depreciation on investments	(4,998,185)	(1,469,836)
Undistributed net investment income	3,540,697	1,954,267
Total net assets	87,122,296	89,414,256
Total liabilities and net assets	$143,704,905	$149,137,859

Common stock outstanding	6,287,496	6,269,669

Net asset value per common share	$13.86	$14.26

See accompanying notes to audited consolidated financial statements.

Harvest Capital Credit Corporation

Consolidated Statements of Operations

	Year Ended December 31,
	2016	2015	2014
Investment Income:
Interest:
Cash - non-affiliated/non-control investments	$16,055,958	$16,032,738	$10,876,938
Cash - affiliated investments	1,253,098	477,407	185,649
Cash - control investments	133,966	—	—
PIK - non-affiliated/non-control investments	1,462,755	1,091,792	1,319,362
PIK - affiliated investments	—	—	90,671
PIK - control investments	35,978	—	—
Amortization of fees, discounts and premiums, net:
Non-affiliated/non-control investments	1,819,960	2,240,199	1,382,560
Affiliated investments	(24,003)	231,927	149,429
Control investments	799	—	—
Total interest income	20,738,511	20,074,063	14,004,609
Other income	154,963	252,833	707,438
Total investment income	20,893,474	20,326,896	14,712,047

Expenses:
Interest expense – revolving line of credit	1,183,431	921,284	293,319
Interest expense - unsecured notes	1,925,004	1,785,976	—
Interest expense - unused line of credit	146,728	243,800	374,230
Interest expense - deferred financing costs	278,733	264,228	255,801
Interest expense - deferred offering costs	196,872	167,255	—
Total interest expense	3,730,768	3,382,543	923,350

Professional fees	827,793	747,032	595,264
General and administrative	1,021,516	869,391	701,593
Base management fees	2,899,416	2,710,993	1,860,597
Incentive management fees	1,394,382	2,234,551	2,144,889
Administrative services expense	905,586	729,978	498,201
Total expenses	10,779,461	10,674,488	6,723,894
Less waivers:
Incentive fees waived (1)	—	—	(320,827)
Total net expenses	10,779,461	10,674,488	6,403,067
Net Investment Income, before taxes	10,114,013	9,652,408	8,308,980

Excise Tax	61,591	1,393	43,727
Net Investment Income, after taxes	10,052,422	9,651,015	8,265,253

Net realized gains (losses):
Non-affiliated / Non-control investments	624,677	(1,057,355)	665,813
Affiliated investments	(1,142,263)	—	—
Net realized (losses) gains on investments	(517,586)	(1,057,355)	665,813
Net change in unrealized (depreciation) appreciation on investments	(3,528,349)	(2,182,647)	464,416
Total net unrealized and realized (losses) gains on investments	(4,045,935)	(3,240,002)	1,130,229

Net increase in net assets resulting from operations	$6,006,487	$6,411,013	$9,395,482

Net investment income per share	$1.60	$1.54	$1.34
Net increase in net assets resulting from operations per share	$0.96	$1.03	$1.52
Weighted average shares outstanding (basic and diluted)	6,282,360	6,249,346	6,185,061
Distributions paid per common share	$1.35	$1.35	$1.35

(1)

For the period from our initial public offering in May 2013 to March 31, 2014, our investment adviser agreed to waive its incentive fee to the extent required to support a minimum dividend yield of 9% per year based on our initial public offering price per share of $15.00.

 See accompanying notes to audited consolidated financial statements.

 Harvest Capital Credit Corporation

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2016	2015	2014

Increase in net assets from operations:
Net investment income	$10,052,422	$9,651,015	$8,265,253
Net realized gains (losses) on investments	(517,586)	(1,057,355)	665,813
Net change in unrealized (depreciation) appreciation on investments	(3,528,349)	(2,182,647)	464,416
Net increase in net assets resulting from operations	6,006,487	6,411,013	9,395,482

Distributions to shareholders:
Distributions from net investment income	(8,481,370)	(8,066,281)	(8,348,055)
Distributions from capital gains	—	(369,418)	—
Decrease in net assets resulting from shareholder distributions	(8,481,370)	(8,435,699)	(8,348,055)

Capital share transactions:
Issuance of common shares (net of offering costs of $0 for 2016, $0 for 2015 and $24,925(1) for 2014)	83	70	(24,925)
Reinvestment of dividends (2)	504,977	566,557	995,327
Share repurchases	(322,137)
Net increase in net assets from capital share transactions	182,923	566,627	970,402

Total (decrease) increase in net assets	(2,291,960)	(1,458,059)	2,017,829
Net assets at beginning of period	89,414,256	90,872,315	88,854,486
Net assets at end of period	$87,122,296	$89,414,256	$90,872,315

Capital share activity (common shares):
Shares issued from reinvestment of dividends	43,603	46,996	74,446
Shares repurchased	(25,776)	—	0
Net increase in capital share activity (common shares)	17,827	46,996	74,446

(1)	Reimbursement to Harvest Capital Strategies of offering costs paid during the initial public offering.
(2)	Net of par value of shares issued of $44, $47, and $74 and funds received for fractional shares of $83, $70 and $81 for December 31, 2016, 2015 and 2014, respectively.
(3)

Undistributed net investment income at December 31, 2016, December 31, 2015 and December 31, 2014 was $3.5 million, $2.0 million and $0.1 million, respectively. See Dividends and Distributions Policy in Note 2.

 See accompanying notes to audited consolidated financial statements.

Harvest Capital Credit Corporation

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2016	2015	2014

Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,006,487	$6,411,013	$9,395,482
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Paid in kind income	(1,498,733)	(1,091,792)	(1,410,033)
Paid in kind income collected	533,670	859,585	1,142,846
Net realized losses (gains) on investments	517,586	1,057,355	(665,813)
Net change in unrealized depreciation (appreciation) of investments	3,528,349	2,182,647	(464,416)
Amortization of fees, discounts and premiums, net	(1,796,756)	(2,472,126)	(1,531,989)
Amortization of deferred financing costs	278,733	264,228	255,801
Amortization of deferred offering costs	196,872	167,255	—
Purchase of investments (net of loan origination and other fees)	(31,012,429)	(54,464,040)	(64,407,942)
Proceeds from principal payments	38,387,205	25,816,815	23,054,095
Changes in operating assets and liabilities
Decrease (increase) in interest receivable	534,745	(562,036)	(100,947)
Decrease (increase) in accounts receivable - other and other assets	311,152	(55,948)	(69,277)
Increase in accrued interest payable	9,435	334,736	41,841
(Decrease) increase in accounts payable and other liabilities	(398,749)	266,733	(608,766)
Net cash provided by (used in) operating activities	15,597,567	(21,285,575)	(35,369,118)

Cash flows from financing activities:
Borrowings on revolving credit facility	23,931,375	53,900,000	56,390,000
Repayment of borrowings on revolving credit facility	(26,683,055)	(50,276,847)	(30,314,860)
Offering and financing expenses	(59,871)	(1,070,868)	(119,640)
Proceeds from the issuance of unsecured notes	—	27,500,000	—
Proceeds from the issuance of common stock and common units	83	70	75
Repurchased shares (held in Treasury Stock)	(322,137)	—	—
Offering expenses from the issuance of common stock	—	—	(25,000)
Distributions to equity holders (net of stock issued under dividend reinvestment plan of $504,977, $566,557, and $995,327, respectively)	(7,976,393)	(7,869,142)	(7,352,728)
Payment of deferred financing costs	—	—	(21,120)
Net cash (used in) provided by financing activities	(11,109,998)	22,183,213	18,556,727

Net increase (decrease) in cash during the period	4,487,569	897,638	(16,812,391)

Cash at beginning of period	3,069,409	2,171,771	18,984,162
Cash at end of period (1)	$7,556,978	$3,069,409	$2,171,771

Non-cash operating activities:
Non-cash loan refinancing	—	—	8,800,000
Amendment fees (2)	(75,000)	186,854	417,663

Non-cash financing activities:
Value of shares issued in connection with dividend reinvestment plan	$504,977	$566,557	$995,327

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$3,245,725	$2,616,324	$625,706
Cash paid during the period for taxes	$48,297	$7,861	$—

 (1) Consists of cash and restricted cash of $4,472,749 and $3,084,229 respectively, at December 31, 2016, and $595,047 and $2,474,362 respectively at December 31, 2015, and $103,047 and $2,068,724 respectively at December 31, 2014.

 (2) Includes $75,000 of non-cash amendment fees that were accrued in 2014 and 2015, but written off related to the impairment of Peekay Acquisition, LLC.

See accompanying notes to audited consolidated financial statements.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2016)

See accompanying notes to audited consolidated financial statements.

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Non-Control / Non-Affiliate Investments

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	0.7%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	592,484	559,461	592,484
			(14.00%; the greater of 14.00% or LIBOR +8.50%)

Regional Engine Leasing, LLC	4.7%	*	Senior Secured Term Loan, due 03/31/2020		03/31/15	3,938,747	3,838,923	3,938,747
			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	158,628

IAG Engine Center, LLC	2.5%	*	Senior Secured Term Loan, due 08/29/2018	(17)	08/29/16	1,855,000	1,177,857	1,177,857
			(14.00% Cash)

			Revenue Linked Security	(9) (16)		—	999,127	992,012

Automotive
Fox Rent A Car, Inc.	13.0%	*	Senior Secured Term Loan, due 09/30/2017	(13)	10/31/14	10,000,000	10,117,435	10,722,000
			(12.62%; LIBOR +12.00%)

			Warrants to purchase 50.5 shares of common stock			—	—	586,000

Banking, Finance, Insurance and Real Estate
Shinnecock CLO 2006-1, Ltd.	0.2%	*	4,200,000 Subordinated Notes, due 07/15/2018	(12)	03/06/14	—	138,730	138,730

WBL SPE I, LLC	1.9%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	1,696,694	1,696,233	1,696,694
			(13.00% Cash)

WBL SPE II, LLC	9.4%	*	Senior Secured Term Loan, due 09/30/2017		09/30/14	8,209,027	8,129,659	8,209,027
			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	49,209 Class B Common Equity Units	(10)	12/23/13	—	200,000	237,895
			(0.31% on a fully diluted basis)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.3%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,881,124	3,771,500
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	4.3%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	3,750,000	3,733,284	3,740,625
			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Yucatan Foods, L.P.	13.1%	*	Junior Secured Term Loan A, due 03/29/2021		03/29/16	8,618,621	8,475,023	8,592,500
			(14.50%; 8.00% cash/6.50% PIK)	(11)

			Junior Secured Term Loan B, due 03/29/2021		03/29/16	2,806,068	2,761,801	2,820,000
			(10.00% PIK; convertible into 5.80% of fully diluted common equity)	(15)

Capital Equipment
Douglas Machines Corp.	5.0%	*	Junior Secured Term Loan, due 12/31/2018		05/07/14	4,177,633	4,111,228	4,177,633
			(12.50% Cash)

			Warrants to purchase 204 Shares of Common Stock		04/06/12	—	12,500	153,266
			(2.00% on a fully diluted basis)

Lanco Acquisition, LLC	3.5%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	226,618	223,738	226,618
			(11.62%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,448,137	2,403,485	2,448,137
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	250,000	250,000	250,000
			(8.62%; LIBOR +8.00% with 0.50% LIBOR floor)

			Warrants to purchase 1,482 Common Equity Units		06/13/14	—	42,000	163,932
			(12.00% on a fully diluted basis)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	5.3%	*	Junior Secured Term Loan, due 09/30/2017	(5)	05/27/15	7,136,824	6,598,278	4,659,199
			(5.00% Cash)

Consumer Goods - Non-Durable
Bradford Soap International, Inc.	5.2%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,436,639	4,489,143
			(9.87%; LIBOR + 9.25%)

High Tech Industries
GK Holdings, Inc. (Global Knowledge)	3.3%	*	Junior Secured Term Loan, due 1/20/2022		01/30/15	3,000,000	2,952,193	2,922,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Mercury Network, LLC	2.4%	*	Senior Secured Term Loan, due 08/24/2021		05/12/15	1,887,138	1,858,766	1,887,138
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)	(11)

			86,957 Class A Common Equity Units		05/12/15	—	86,957	164,616
			(0.50% on a fully diluted basis)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	4.3%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	3,775,425	3,743,423	3,775,425
			(12.85%; LIBOR +12.00%)	(11)

			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.85%; LIBOR +12.00%)	(11)

Multicultural Radio Broadcasting, Inc.	5.6%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,852,000
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	6.6%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,019,225	4,979,129	5,005,500
			(13.18%; LIBOR +11.75% with 0.75% LIBOR floor plus 0.50% PIK)	(11)

			Revolving Line of Credit, due 04/24/2018		04/24/14	666,667	666,667	666,667
			(12.68%; LIBOR +11.75% with 0.75% LIBOR floor)	(11)

			139 Class A Common Equity Units		04/24/14	—	125,000	78,657
			(1.45% on a fully diluted basis)

Metals & Mining
Northeast Metal Works LLC	14.8%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,348,552	11,541,520	11,678,261
			(17.62%; LIBOR +14.00% with 0.20% LIBOR floor plus 3.00% PIK)	(11) (14)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,189,239	1,189,239	1,189,239
			(17.62%; LIBOR +14.00% with 0.20% LIBOR floor plus 3.00% PIK)	(11) (14)

Retailer
CP Holding Co., Inc. (Choice Pet)	6.2%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,611,638	5,569,739	5,397,440
			(16.25%; 12.00% Cash/4.25% PIK)	(11)

Services: Business
Novitex Acquisition, LLC	8.0%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,916,408	7,000,000
			(12.25%; LIBOR + 11.00% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	7.0%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	6,011,262	5,984,252	6,011,000
			(15.0%; 12.50% Cash/2.50% PIK)

			100,000 shares of Series A Preferred Stock		04/05/12	—	100,000	104,000
			(0.59% on a fully diluted basis)

Sitel Worldwide Corporation	1.9%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,719,469	1,694,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	3.1%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,890,390	2,664,166
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Subtotal Non-controlled, Non-affiliated Investments						120,415,049	120,162,148	119,032,736

Affiliated Investments

Healthcare & Pharmaceuticals
Infinite Care, LLC	8.5%	*	Senior Secured Term Loan, due 02/28/2019		02/29/16	6,000,000	5,920,025	5,916,570
			(12.62%; LIBOR+12.00% with 0.42% LIBOR floor)
			Revolving Line of Credit, due 02/28/2019	(6)	02/29/16	200,000	200,000	200,000
			(12.62%; LIBOR+12.00% with 0.42% LIBOR floor)

			3,000,000 Class A Common Equity Units		02/29/16	—	3,000,000	1,266,500
			(27.00% on a fully diluted basis)

WorkWell, LLC	5.4%	*	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,601,563	4,523,847	4,546,000
			(12.43%; LIBOR + 11.50% with 0.50% LIBOR floor)	(11)

			Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
			(12.43%; LIBOR + 11.50% with 0.50% LIBOR floor)	(11)

			250,000 Preferred Equity Units		10/22/15	—	250,000	170,000
			(6.16% on a fully diluted basis)

			250,000 Common Equity Units		10/22/15	—	—	523
			(0.12% on a fully diluted basis)

Retailer
Peekay Acquisition, LLC	0.0%	*	Senior Secured Term Loan (Last Out), due 02/15/16		12/31/12	2,304,615	1,995,422	37,959
			(17.00% PIK)	(7)

			35,775 shares of Common Stock (Peekay Boutiques, Inc.)	(8)	12/31/12	—	105,000	—
			(5.95% on a fully diluted basis)

Subtotal Affiliated Investments						13,106,178	15,994,294	12,137,552

Control Investments

Aerospace & Defense
Flight Lease VII, LLC	1.1%	*	1,800 Common Equity Units		03/18/16	—	935,978	923,947
			(46.15% on a fully diluted basis)

Flight Engine Leasing III, LLC	2.3%		Senior Secured Term Loan, due 12/13/2018		12/13/16	1,825,000	1,807,299	1,807,299
			(13.00%; the greater of 13.00% or LIBOR plus 7.50%)

			400 Common Equity Units	(16) (18)	12/13/16	—	200,000	200,000
			(33.33% of fully diluted common equity)
Subtotal Control Investments						1,825,000	2,943,277	2,931,246

Total Investments as of 12/31/2016	153.8%	*				135,346,227	139,099,719	134,101,534

* Value as a percentage of net assets.

(1)

Debt investments, the revenue linked security and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Equity investments (other than Flight Lease VII, LLC), residual values and warrants are non-income producing. All investments other than Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 7.16% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $3.3 million, $7.5 million, and $4.2 million, respectively.  The tax cost of investments is $138.4 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.

(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carried a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remained unchanged at September 30, 2016. CRS was taken off non-accrual and began accruing interest during the three months ended June 30, 2015. On April 29, 2016, the loan agreement was amended to extend the maturity date from September 30, 2016 to March 30, 2017.  In conjunction with the extension, the interest rate increased from 5.0% cash to 10.0% (5.0% cash / 5.0% PIK). The loan was placed on non-accrual status during the three months ended September 30, 2016. On October 31, 2016 the maturity date was extended from March 30, 2017 to September 30, 2017 and the interest rate was reduced from 10.00% (5.00% cash/5.00%PIK) to 5.00% cash. No income was accrued during the six months ended December 31, 2016. However, cash interest of $181,247, which represents the total amount of interest due to the Company as of December 31, 2016, was collected and recognized as income during this period.

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 8 for further discussion on portion of commitment unfunded at December 31, 2016.

(7)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Effective February 1, 2016 the debt investment was placed on non-accrual status. The loan is in default and lenders are working with the company on restructuring its debt.

(8)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's last out senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(9)

The revenue linked security entitles the Company to participate in the proceeds of inventory sales pursuant to a consignment agreement between IAG Engine Center, LLC ("IAG") and an affiliated entity of IAG, AMS Flight Funding, LLC.

(10)

The Company owns 49,209 of Class B Preferred membership units representing 0.31% of the fully diluted common equity in World Business Lenders, LLC. However, due to the liquidation preference of the Class B units we would receive 0.52% of the proceeds in a liquidation of the company at the December 31, 2016 fair value.

(11)	The coupon on the loan is subject to a pricing grid based on certain leverage ratios of the portfolio company.

(12)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document. The CLO has begun its redemption process and as of October 15, 2016 had paid down all of its secured liabilities. The fair value of the investment as of December 31, 2016 is based on our expected liquidation proceeds and not on an effective yield basis.

(13)

The loan was placed on non-accrual status during the second quarter of 2016, after the Company received notice from the senior secured lender to Fox Rent a Car, Inc. ("Fox") that, due to Fox's violation of certain covenants under its senior secured credit facility, it was blocking the junior secured term loan lenders from receiving interest payments until the covenant breaches were cured, waived by the senior secured lenders or the blockage period expires. During the third quarter of 2016, Fox refinanced its senior credit facility and our loan was brought current. On October 26, 2016, our credit agreement was amended and restated to convert the loan from a junior secured term loan to a senior secured term loan secured by all assets of the Company other than the vehicle fleet.  The Company earned a $0.8 million amendment fee which is due at the earlier of maturity or loan repayment. The maturity date was changed from October 31, 2019 to September 29, 2017 and amortization of $0.2 million a month on the total loan amount will commence on March 31, 2017. The interest rate reverted back to the original level of LIBOR plus 12.00%. Also as part of the new agreement, the Company is entitled to receive additional fees and equity warrants in the borrower if our loan is not paid off at certain future milestone dates. The investment was taken off of non-accrual status during the third quarter of 2016 following the receipt of all past due interest. The Company earned warrants to buy 50.5 shares of common stock in Fox on 12/31/16 since the loan was not paid off as of that date.

(14)

This loan was in violation of financial covenants pursuant to its loan agreement. As a result, the Company implemented a 3% PIK default rate on August 9, 2016. The default rate was in effect as of December 31, 2016.

(15)	The loan is convertible any time, at the Company's discretion, into 5.8% of the fully diluted common equity of the borrower.

(16)	The investment is held by HCAP Equity Holdings, LLC, the Company's taxable blocker subsidiary.

(17)

The borrower failed to make a required principal payment on January 31, 2017 causing an event of default to occur under the credit agreement. The default had not been cured as of the filing date of this document.

(18)	The Company's equity investment is in Flight Engine Leasing XI, LLC. This entity owns 100% of the membership interests in our borrower, Flight Engine Leasing III, LLC.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2015)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Investments in Non-controlled, Non-affiliated Portfolio Companies

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	1.4%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	1,223,326	1,206,393	1,206,897
			(15.00%; the greater of 14.00% or LIBOR +8.50%, plus additional 1.00% PIK)

			Residual Value	(4)	10/03/14	—	8,699	11,662

Regional Engine Leasing, LLC	4.8%	*	Senior Secured Term Loan, due 3/31/2020		03/31/15	4,214,736	4,087,270	4,181,392
			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	139,498

Automotive
Fox Rent A Car, Inc.	10.9%	*	Junior Secured Term Loan, due 10/31/2019		10/31/14	10,000,000	9,918,138	9,788,251
			(12.24%; LIBOR +12.00%)

Banking, Finance, Insurance & Real Estate
Shinnecock CLO 2006-1, Ltd.	1.8%	*	CLO Subordinated Notes, due 07/15/2018	(16)	03/06/14	—	1,567,860	1,567,860
			(13.20% effective yield)

WBL SPE I, LLC	8.9%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	8,000,000	7,985,883	8,000,000
			(13.00% Cash)

WBL SPE II, LLC	8.4%	*	Senior Secured Term Loan, due 12/23/2016		09/30/14	7,503,165	7,353,852	7,503,165
			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	Class B Common Equity Units	(14)	12/23/13	—	200,000	270,909
			(0.31% of fully diluted common equity)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.3%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,863,890	3,818,500
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	5.6%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	5,000,000	4,976,182	4,987,500
			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Capital Equipment
Douglas Machines Corp.	5.0%	*	Junior Secured Term Loan, due 12/31/2018	(13)	05/07/14	4,315,133	4,217,912	4,315,133
			(12.50% Cash)

			Common Equity Warrants		04/06/12	—	12,500	127,722
			(2.0% of fully diluted common equity)

Lanco Acquisition, LLC	3.8%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	592,000	579,905	592,000
			(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,386,885	2,322,563	2,363,404
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	350,000	350,000	350,000
			(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

			Common Equity Warrants		06/13/14	—	42,000	58,857
			(12.00% of fully diluted common equity)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	6.4%	*	Junior Secured Term Loan, due 09/30/2016	(5)	05/27/15	6,985,636	6,058,198	5,760,675
			(5.00% Cash)

Consumer Goods - Non-Durable
Atrium Innovations, Inc.	1.0%	*	Senior Secured Term Loan, due 02/16/2021		01/29/14	982,500	982,971	911,269
			(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

Bradford Soap International, Inc.	4.9%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,417,447	4,410,000
			(9.49%; LIBOR + 9.25%)

PD Products, LLC	5.1%	*	Senior Secured Term Loan, due 10/04/2018		10/04/13	4,535,032	4,448,660	4,535,032
			(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)	(15)

Healthcare & Pharmaceuticals
Infinite Aegis Group, LLC	10.1%	*	Senior Secured Term Loan (First Out), due 07/31/2017	(7)	03/10/15	3,499,708	3,499,708	3,499,708
			(15.24%; LIBOR + 12.00% with 0.19% LIBOR floor/3.00% PIK)

			Senior Secured Term Loan (Last Out), due 07/31/2017	(7)	08/01/13	4,559,429	4,487,002	4,461,130
			(18.24%; LIBOR + 14.65% with 0.19% LIBOR floor/3.00% PIK/0.35% Fee Letter)	(8)

			Revolving Line of Credit, 07/31/2017	(7)	03/10/15	1,050,000	1,050,000	1,050,000
			(12.24%; LIBOR + 12.00% with 0.19% LIBOR floor)

			Common Equity Warrants		08/01/13	—	77,522	—
			(3.00% of fully diluted common equity)

High Tech Industries
Applied Systems, Inc.	0.5%	*	Junior Secured Term Loan, due 01/24/2022		01/15/14	490,141	487,100	475,130
			(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

GK Holdings, Inc. (Global Knowledge)	3.3%	*	Junior Secured Term Loan, due 1/31/2022		01/30/15	3,000,000	2,945,515	2,927,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Mercury Network, LLC	2.2%	*	Senior Secured Term Loan, due 04/24/2020		05/12/15	1,900,000	1,865,860	1,863,500
			(10.25%; LIBOR +9.25% with 1.00% LIBOR floor)	(15)

			Class A Common Equity Units		05/12/15	—	86,957	116,579
			(0.59% of fully diluted common equity)

Optimal Blue, LLC	0.6%	*	Class A Common Equity Units		12/18/13	—	100,000	526,197
			(0.38% of fully diluted common equity)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	5.1%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	4,577,000	4,531,790	4,531,790
			(12.33%; LIBOR +12.00% with no LIBOR floor)	(15)
			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.33%; LIBOR +12.00% with no LIBOR floor)	(15)

Multicultural Radio Broadcasting, Inc.	5.4%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,825,383
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	6.7%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,400,000	5,344,004	5,400,000
			(9.75%; LIBOR +9.00% with 0.75% LIBOR floor)	(15)

			Revolving Line of Credit, due 04/24/2018	(6)	04/24/14	400,000	400,000	400,000
			(9.75%; LIBOR +9.00% with 0.75% LIBOR floor)	(15)

			Class A Common Equity Units		04/24/14	—	100,000	158,341
			(1.08% fully diluted common equity)

Metals & Mining
Northeast Metal Works LLC	14.7%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,711,245	11,719,801	11,968,844
			(14.24%; LIBOR +14.00% with 0.20% LIBOR floor)	(15)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,175,000	1,175,000	1,175,000
			(14.24%; LIBOR +14.00% with 0.20% LIBOR floor)	(15)

Retailer
CP Holding Co., Inc. (Choice Pet)	5.9%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,375,578	5,303,683	5,319,577
			(16.25%; 12.00% Cash/4.25% PIK)	(15)

Services: Business
Language Line, LLC	4.5%	*	Junior Secured Term Loan, due 07/07/2022		07/01/15	4,000,000	3,942,875	3,985,000
			(10.75%; LIBOR +9.75% with 1.00% LIBOR floor)

Novitex Acquisition, LLC	7.5%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,940,339	6,712,947
			(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	6.7%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	5,860,865	5,807,253	5,860,865
			(15.0%; 12.50% Cash/2.50% PIK)

			Series A Preferred Equity		04/05/12	—	100,000	165,012
			(0.58% of fully diluted common equity)

Sitel Worldwide Corporation	1.9%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,715,846	1,715,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	3.9%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,865,441	3,480,000
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies						$135,287,429	$135,198,490	$135,516,729

Investments in Affiliated Portfolio Companies

Healthcare & Pharmaceuticals

WorkWell, LLC	5.5%	*	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,720,313	4,625,099	4,625,099
			(12.00%; LIBOR + 11.50% with 0.50% LIBOR floor)
			Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
			(12.00%; LIBOR + 11.50% with 0.50% LIBOR floor)
			Common Equity Units		10/22/15	—	250,000	250,000
			(6.28% of fully diluted common equity)

Retailer
Peekay Acquisition, LLC (Christals)	1.6%	*	Senior Secured Term Loan (Last Out), due 02/15/16	(17)	12/31/12	2,000,000	1,983,205	1,442,394
			(18.00%; 15.00% Cash/3.00% Accommodation Fee paid in Cash)	(9)

			Common Equity (Peekay Boutiques, Inc.)	(10)	12/31/12	—	105,000	—
			(5.95% of fully diluted common equity)

Beverage, Food & Tobacco

Solex Fine Foods, LLC (non-accrual)	1.0%	*	Senior Secured Term Loan (Last Out), due 12/28/2016	(11)	12/31/12	1,847,856	1,626,670	926,204
			(18.63%; LIBOR +12.48% Cash/3.09% PIK/2.81% Supplemental PIK)	(12)
			Common Equity Units	(11)	12/31/12		290,284	—

			(6.57% of fully diluted common equity)

			Common Equity Warrants	(11)	12/31/12		151,514	—
			(6.40% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies						$8,568,169	$9,031,772	$7,243,697

Total Investments as of 12/31/2015	159.7%	*				$143,855,598	$144,230,262	$142,760,426

* Value as a percentage of net assets

(1)

Debt investments and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Common equity options, residual values and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 12.2% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $1.9 million, $2.5 million, and $0.6 million, respectively.  The tax cost of investments is $143.4 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.

(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that strengthened the credit profile of the borrower. The restructured investment carries a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remains unchanged at September 30, 2016. CRS was taken off non-accrual during the three months ended June 30, 2015 and interest income on the restructured loan is currently being accrued.

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 9 for further discussion on portion of commitment unfunded at December 31, 2015.

(7)

As of December 31, 2015, Infinite Aegis Group, LLC ("IA") was four months behind in interest payments and owed the Company $593,993 in interest, fees and expenses.  The Company’s investment in Infinite Aegis Group, LLC remained on accrual status, as of December 31, 2015, due to the substantive evidence of a refinancing agreement that was expected to close during the three months ended March 31, 2016. On February 29, 2016, a refinancing occurred, and our $9.1 million debt investment in IA was paid off at par as a result of the purchase of the majority of IA's assets by Infinite Care, LLC ("IC"). We also received $1.4 million in accrued and unpaid interest and fees. In conjunction with the payoff of our investment in IA, we invested $3.0 million into the common equity of IC and provided a $6.0 million senior secured term loan and a $1.0 million senior secured revolver (unfunded at close).

(8)

The "Fee Letter" represents an agreement with the borrower that will pay us an amount at maturity or when the loan is paid off that makes our effective cash coupon over the life of the investment equal to LIBOR +15.00%.

(9)

The Peekay Acquisition, LLC (Christals) "Accommodation Fee" is a fee that one of the other lenders to Peekay Acquisition, LLC agreed to pay to the Company during the term of the Company's senior secured term loan investment in Peekay Acquisition, LLC. The amount of the fee is equal to the aggregate principal amount of the outstanding term loan held by the Company multiplied by a per annum rate of 3%. This fee is calculated and treated as if it is interest on the outstanding principal amount of the loan.

(10)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(11)

Solex Fine Foods, LLC ("Solex") is on non-accrual status at December 31, 2015. The amortized cost balance of $1,626,670 as of December 31, 2015 has not changed since the investment was put on non-accrual status effective November 1, 2014. The outstanding balance of $1,847,856 as of December 31, 2015 includes $164,377 of PIK interest capitalized to the principal balance. The investment was exited in February 2016 for cash consideration of $926,204.

(12)

Supplemental PIK accrues on Solex each quarter and is determined based on the Senior Debt to EBITDA calculation as of the last day of the immediately preceding quarterly payment period. Since the investment was put on non-accrual status effective November 1, 2014, the PIK has not been accrued and the cost balance remains $1,626,670; however, the outstanding principal balance reflects the accrued PIK.

(13)

On July 7, 2015, Douglas Machines Corp. refinanced the Company's $1.5 million revolver commitment with another lender; the Company reduced the $4.3 million term loan interest rate from 13.5% to 12.5%, extended the maturity date from April 6, 2017 to December 31, 2018 and it became a junior secured term loan.

(14)

The Company owns 0.31% of the equity Class B units in WBL. However, due to the liquidation preference of the Class B units we would receive 0.50% of the proceeds in a liquidation of the company at the December 31, 2015 fair value.

(15)	The coupon on the loan is subject to a pricing grid based on the ratio of Debt to EBITDA of the portfolio company.

(16)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document.

(17)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Lenders entered into an amendment with Peekay agreeing to forbear until July 31, 2016, subject to certain financial restructuring steps taken by the company during the forbearance period.

Harvest Capital Credit Corporation

Notes to Audited Consolidated Financial Statements

Note 1. Organization

Harvest Capital Credit Corporation (“HCAP”) was incorporated as a Delaware corporation on November 14, 2012, for the purpose of, among other things, acquiring Harvest Capital Credit LLC (“HCC LLC”). HCAP acquired HCC LLC on May 2, 2013, in connection with HCAP's initial public offering. HCAP is an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, HCAP has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As an investment company, we follow accounting and reporting guidance as set forth in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services- Investment Companies.

On May 2, 2013, HCAP acquired HCC LLC. HCC LLC was organized as a limited liability company in the state of Delaware on February 7, 2011, and commenced operations on September 6, 2011, as an externally-managed specialty finance company with the objective of generating both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies. Pursuant to the acquisition agreement, immediately prior to HCAP's election to be treated as a BDC under the 1940 Act, the following formation transaction was consummated:

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HCAP acquired HCC LLC through a merger (the “Merger”) whereby HCC LLC merged with and into HCAP, and the holders of membership interests in HCC LLC received shares of HCAP common stock in exchange for their interests in HCC LLC. As a result of the Merger, the outstanding limited liability company interests in HCC LLC were converted into a number of shares of HCAP common stock equal to (i) $33.7 million (i.e., the net asset value of HCC LLC as of December 31, 2012), plus the proceeds of sales of membership interests by HCC LLC since December 31, 2012, plus the reclassification of mezzanine equity to members capital, and minus distributions of pre-December 31, 2012 earnings made by HCC LLC after December 31, 2012, divided by (ii) $15.00 per share of the common stock of HCAP. In connection with the Merger, the number of membership interests of HCC LLC underlying each outstanding warrant of HCC LLC, and the exercise price thereof, were converted into HCAP’s common stock equivalent (based on the merger conversion formula). In addition, the exercise prices of the warrants were subject to upward (but not downward) adjustment as the public offering price of HCAP’s shares of common stock in the initial public offering described below was higher than the then-current exercise price of the warrants.

●	HCAP assumed and succeeded to all of the assets and liabilities of HCC LLC, including its obligations under the revolving credit facility with JMP Group LLC.

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On May 7, 2013, HCAP closed its initial public offering of 3,400,000 shares of its common stock at a price of $15.00 per share, raising $51.0 million in gross proceeds, or $50.4 million after deducting underwriting discounts and commissions.

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On May 17, 2013, HCAP closed on the initial public offering underwriters’ overallotment option of 433,333 shares of its common stock at $15.00 per share, raising additional gross proceeds of $6.5 million, or $6.1 million after deducting underwriting discounts and commissions.

When HCAP acquired HCC LLC, HCAP issued shares of its common stock in exchange for all HCC LLC's outstanding membership interests at a rate of 0.9913 shares for each membership interest. As a result of this transaction, we have retroactively applied the aforementioned exchange/conversion rate to all unit measurements relating to HCC LLC's membership interests for all periods presented and have replaced all references to membership interests of HCC LLC to shares of common stock of HCAP in the financial statements and notes thereto contained herein. On the date of the Merger, the net asset value of HCAP was $15.00 per share and none of the warrants assumed in the Merger had an exercise price below $15.00 per share.

On July 1, 2016, the Company formed HCAP Equity Holdings, LLC, a Delaware limited liability company, as a wholly owned subsidiary of the Company to hold certain equity investments made by the Company in limited liability companies or other forms of pass-through entities. By investing through HCAP Equity Holdings, LLC , the Company is able to benefit from the tax treatment of this entity and create a tax structure that is advantageous with respect to the Company's status as a RIC. This taxable subsidiary is consolidated for U.S. GAAP financial reporting purposes, and the portfolio investments held by the taxable subsidiary are included in the Company's consolidated financial statements and recorded at fair value in conjunction with the Company's valuation policy.

As used herein, the terms “we”, “us” and the “Company” refer to HCC LLC for the periods prior to the initial public offering and refer to HCAP for the periods after the initial public offering.

Note 2. Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in accordance with the rules and regulations of the SEC and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair statement of the Company's consolidated financial statements have been made. Certain prior period amounts have been reclassified to reflect current period classification.

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the Consolidated Statement of Assets and Liabilities and the Consolidated Statements of Operations for the period. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of Harvest Capital Credit Corporation and its wholly-owned subsidiary, HCAP Equity Holdings, LLC. The effects of all intercompany transactions between the Company and its subsidiary have been eliminated in consolidation. Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and ASC 946, Financial Services - Investment Companies, the Company is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company.

Cash

Cash as presented in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Cash Flows include bank checking accounts.

Restricted Cash

Restricted cash of $3.1 million and $2.5 million as of December 31, 2016 and December 31, 2015 respectively, was held at U.S. Bank, National Association in conjunction with the Company's Credit Facility (see Note 3. Borrowings). The Company is restricted from accessing this cash until the monthly settlement date when, after delivering a covenant compliance certificate, the net restricted cash is released to us after paying interest, fees and expenses owed under our Credit Facility.

Investments and Related Investment Revenue and Expense

All investment related revenue and expenses are reflected on the Consolidated Statement of Operations commencing on the settlement date unless otherwise specified by the transaction documents.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, in which interest has not been paid for greater than 90 days, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease accruing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed collectible. However, the Company remains contractually entitled to this interest, and any collections actually received on these non-accrual loans may be recognized as interest income on a cash basis or applied to the principal depending upon management's judgment regarding collectibility. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection and the amount of collectible interest can be reasonably estimated.

For loans with contractual PIK (payment-in-kind) interest income, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if we believe that the PIK interest is no longer collectible, including if the portfolio company valuation indicates that such PIK interest is not collectible. Loan origination fees - net of direct loan origination costs, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums - are accreted or amortized using the effective interest method as interest income over the contractual life of the loan. Upon the prepayment of a loan or debt security, any unamortized net loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We suspend the accretion of interest income for any loans or debt securities placed on non-accrual status. We may also collect other prepayment premiums on loans. These prepayment premiums are recorded as other income as earned. Dividend income, if any, will be recognized on the ex-dividend date.

Certain expenses related to legal and tax consultation, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. To the extent that such costs are not classified as direct loan origination costs, these expenses are recognized in the Consolidated Statement of Operations as they are incurred.

Excise Tax

The Company estimates excise tax based on timely information available. Excise tax for the year ended December 31, 2016 was $61,591. Excise tax for the year ended December 31, 2015 was $1,393.

Investment Date

The Company records investment purchases and sales based on the trade date. For instances when the trade date and funding date differ, the Company captures the open trades in the receivable for securities sold or payable for securities purchased on the Consolidated Statements of Assets and Liabilities.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income. We recognized (0.5) million in realized losses on our investments during the twelve months ended December 31, 2016 and $(1.1) million in realized losses on our investments during the twelve months ended December 31, 2015.

Net changes in unrealized appreciation or depreciation measure changes in the fair value of our investments relative to changes in their amortized cost. We recognized $(3.5) million in net change in unrealized depreciation in during the twelve months ended December 31, 2016 and $(2.2) million in net change in unrealized appreciation during the twelve months ended December 31, 2015

 Classification of Investments

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through beneficial ownership of at least 5% but not more than 25%, of the outstanding voting securities of another person. The Company had 26 and 30 investments that were classified as Non-Control/Non-Affiliated as of December 31, 2016 and December 31, 2015, respectively. Three of the Company’s investments were classified as Affiliated as of December 31, 2016 and as of December 31, 2015. Two of the Company's investments were classified as Control as of December 31, 2016 and none was classified as Control as of December 31, 2015.

Valuation of Investments

Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to ASC 820, Fair Value Measurement. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with applicable accounting guidance and expands disclosure of fair value measurements.

Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Investments are recorded at their fair value at each quarter end (the measurement date).

Fair Value Investment Hierarchy

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.
Level 2

Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

 Valuation Process

Investments are measured at fair value as determined in good faith by our management team, reviewed by the audit committee of the board of directors (independent directors), and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date.

In the case of investments that are Level 3 assets and have an investment rating of 1, we engage an independent external valuation firm to review all material investments, at least annually. In quarters where an external valuation is not prepared for such investments, our management or the investment professionals of our investment adviser prepare an internal valuation analysis (in the form of a portfolio monitoring report or “PMR”) for such investments.

In the case of investments that are Level 3 assets and have an investment rating of 2 through 5 (with performance ranging from within expectations to substantially below expectations), we engage an independent external valuation firm to review all such material investments quarterly. However, in certain cases for Level 3 assets that are internally rated 2, we may determine that it is more appropriate for the Company to prepare a PMR instead of engaging an independent valuation firm on a quarterly basis, because a third-party valuation is not cost effective or the nature of the investment does not warrant a quarterly third-party valuation. In the case of investments that are Level 3 assets and have an investment rating of 3 through 5, our management or the investment professionals of our investment adviser prepare a PMR, which is considered in addition to the review of the independent external valuation firm.

Level 3 debt investments which have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

In the case of investments that are Level 1 or 2 assets, a PMR is generally not prepared and no independent external valuation firm is engaged due to the availability of quotes in markets (which may or may not be active) for such investments or similar assets.

The board of directors undertakes a multi-step valuation process at each measurement date.

•	Our valuation process begins with (i) an internally prepared PMR, (ii) an external valuation report prepared by an independent valuation firm, or (iii) both (i) and (ii), for all Level 3 investments.

•	Preliminary valuation conclusions are documented and discussed with our senior management.

•	The audit committee of our board of directors reviews and discusses the preliminary valuations.

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our senior management, the independent valuation firm report (if reviewed in such quarter), and the audit committee.

Valuation Methodology

The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which our management has deemed there to be enough breadth (number of quotes) and depth to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) the market approach (enterprise value), (iv) the income approach (discounted cash flow analysis) or (v) the bond yield approach.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower.

In most cases we use the bond yield approach for valuing our Level 3 debt investments, as long as we deem this method appropriate. This approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to ours, in order to assess what the range of effective market interest rates would be for our investment if it were being made on or near the valuation date. Then all of the remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

The fair value of equity securities, including warrants, in portfolio companies oftentimes considers the market approach, which applies market valuation multiples of publicly-traded firms or recently acquired private firms engaged in businesses similar to those of the portfolio companies. This approach to determining the fair value of a portfolio company’s equity security will typically involve: (1) applying to the portfolio company’s trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization) a range of enterprise value to EBITDA multiples that are derived from an analysis of comparable companies, in order to arrive at a range of enterprise values for the portfolio company; then (2) subtracting from the range of enterprise values balances of any debt or equity securities that rank senior to our equity securities; and (3) multiplying the range of equity values by the Company’s ownership share of such equity to determine a range of fair values for the Company’s equity investment.

We also use the income approach, which discounts a portfolio company’s expected future cash flows to determine its net present enterprise value. The discount rate used is based upon the company’s weighted average cost of capital, which is determined by blending the cost of the company’s various debt instruments and its estimated cost of equity capital. The cost of equity capital is estimated based upon our market knowledge and discussions with private equity sponsors.

These valuation methodologies involve a significant degree of judgment. As it relates to investments that do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. In some cases, fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Capital Gains Incentive Fee

Under GAAP, the Company calculates the capital gains incentive fee as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive fee that is ultimately paid and the differences could be material.

Deferred Offering Costs

Deferred offering costs are made up of offering costs related to the preparation and filing of the Company's shelf registration statement on Form N-2 in November 2014 and the expenses related to the Company's Notes issued in January 2015. The deferred offering costs consist of underwriting fees, legal fees and other direct costs incurred by the Company in conjunction with preparation and filing of the Company's shelf registration statement on Form N-2 and are recognized as assets and are amortized as deferred offering expense over the term of the applicable offering. The balance of deferred offering costs as of December 31, 2016 and December 31, 2015 was $0. 8 million and $1.0 million, respectively. The amortization expense relating to deferred offering costs during the years ended December 31, 2016 and December 31, 2015 was $0.2 million and $0.2 million, respectively.

Deferred Financing Costs

Deferred financing costs are made up of debt issuance costs associated with the Company's revolving line of credit. The deferred debt issuance costs consist of fees and other direct costs incurred by the Company in obtaining debt financing from its lenders and are recognized as assets and are amortized as interest expense over the term of the applicable credit facility. The balance of deferred financing costs as of December 31, 2016 and December 31, 2015 was $0.5 million and $0.7 million, respectively. The amortization expense relating to deferred debt financing costs during the year ended December 31, 2016 and December 31, 2015 was $0.3 million and $0.3 million, respectively.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date.  Distributions to shareholders which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e., return of capital). The determination of the tax attributes of our distributions is made at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if the board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

During both years ended December 31, 2016 and December 31, 2015, the Company declared distributions totaling $1.35 per share.

 Income Taxes

Beginning with its first taxable year ending December 31, 2013, the Company elected to be treated, and intends to qualify annually as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax. To the extent the Company receives taxable income information from portfolio companies subsequent to the filing of the Form 10-K which alters taxable income estimates and book/tax differences as reported in the filing, the Company’s tax return will be trued-up.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date by the respective taxing authorities. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statements. Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria and the Company has no amounts accrued for interest or penalties as of December 31, 2016. Neither HCC LLC nor the Company is currently undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The federal tax years 2013-2015 for HCC LLC and the Company remain subject to examination by the IRS. The state tax years 2012-2015 for HCC LLC and the Company remain subject to examination by the state taxing authorities.

Recent Accounting Pronouncements

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Cost, which requires debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability, and in August 2015, the FASB issued ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements, which clarifies the application of ASU 2015-03 to debt issuance costs associated with the line-of-credit arrangements and allows presentation of debt issuance costs on these instruments as assets that are amortized over the term of the instrument. Adoption of these standards will result in the presentation of our Notes (defined below) net of the associated debt issuance costs in the liabilities section on the Consolidated Statement of Assets and Liabilities. There will be no changes to the accounting or presentation of our Credit Facility. ASU 2015-03 and ASU 2015-15 are effective for fiscal years beginning after December 15, 2015. As an emerging growth company, we have the option to adopt these pronouncements for interim periods beginning after December 15, 2016 and have elected to do so.

In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers, which defers the effective date of ASU 2014-09, Revenue from Contracts with Customers. ASU 2014-09 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. ASU 2014-09 has been deferred by one year via ASU 2015-14 and will now be effective for fiscal years beginning after December 15, 2018, and interim periods beginning after December 15, 2019, and requires either a retrospective or a modified retrospective approach to adoption. Early adoption is not permitted but you can adopt as of the original effective date of December 15, 2016. We have concluded that adoption of this pronouncement will not have a material impact to our consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments, including the requirement to measure certain equity investments at fair value with changes in fair value recognized in net income.  ASU 2016-01 is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2017.  We have concluded that adoption of this pronouncement will not have a material impact to our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We have concluded that the impact of ASU 2016-15 will not have material impact on our financial position, results of operations or cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230) which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted. The amendment should be adopted retrospectively. The Company adopted the new guidance during the year ended December 31, 2016.

Note 3. Borrowings

On October 29, 2013, the Company entered into a Loan and Security Agreement with CapitalSource Bank (now Pacific Western Bank), as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55.0 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets and has an accordion feature that allows the size of the facility to increase up to $85.0 million. The final maturity date under the Credit Facility is October 29, 2018.

The Credit Facility was amended on September 22, 2015 to extend the revolving period and lower the interest rate. The original Credit Facility had a revolving period that expired on October 29, 2015. Advances under the original Credit Facility bore interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. The amended Credit Facility has a revolving period that expires on April 30, 2017. Advances under the amended Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Credit Facility also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. In addition, the Credit Facility contains a covenant that limits the amount of our unsecured longer-term indebtedness (as defined in the Credit Facility), which includes our Notes, to 50% of the maximum borrowing amount under the Credit Facility. The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Credit Facility provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

On August 4, 2016, the Company entered into an amendment to its Credit Facility. The agreement was amended to, among other things, (i) provide for the formation and operation of HCAP Equity Holdings, LLC as a wholly owned subsidiary of the Company to hold equity investments and to become an additional borrower under the credit facility; and (ii) establish certain liquidity thresholds that must be satisfied in connection with any repurchase by the Company of its securities, including at the time of any such repurchase and over any given quarter. In connection with the amendment, the Company also entered into a pledge agreement in favor of the agent under the Credit Facility, pursuant to which, among other things, the Company agreed to pledge and grant a first priority security interest to the agent in the Company's right, title, and interest in its membership interests in HCAP Equity Holdings, LLC.

All of the Company's assets are pledged as collateral under the Credit Facility. Availability under the Credit Facility is determined by advance rates against eligible loans in the borrowing base up to a maximum aggregate availability of $55.0 million. Advance rates against individual investments range from 40% to 65% depending on the seniority of the investment in the borrowing base. As of December 31, 2016 the Company had availability in the borrowing base to draw down $44.2 million of the $55.0 million maximum loan amount.

As of December 31, 2016, the outstanding balance on the Credit Facility was $26.9 million. As of December 31, 2015, the outstanding balance on the Credit Facility was $29.7 million. As of December 31, 2016 and December 31, 2015, the Company was in compliance with its debt covenants.

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 7.00% Notes due 2020 (the "Notes"). On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of Notes to cover the over-allotment option exercised by the underwriters. In total, the Company issued 1,100,000 Notes at a price of $25.00 per Note. The total net proceeds to the Company from the Notes, after deducting underwriting discounts of $0.8 million and offering expenses of $0.2 million, were $26.5 million.

The Notes mature on January 16, 2020 and bear interest at a rate of 7.00%. They are redeemable in whole or in part at anytime at the Company's option after January 16, 2017 at a price equal to 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest. The Notes are unsecured obligations of the Company and rank pari passu with any future unsecured indebtedness; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the existing and future secured indebtedness of the Company, to the extent of the value of the assets securing such indebtedness, including borrowings under the Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. Interest on the Notes is payable quarterly on January 16, April 16, July 16, and October 16 of each year. The Notes are listed on the NASDAQ Global Market under the trading symbol “HCAPL.” The Company may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2016, the outstanding principal balance of the Notes was $27.5 million and the debt issuance costs balance was $0.8 million.

The indenture governing the Notes (the "Notes Indenture”) contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the Notes and the custodian if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture. As of December 31, 2016, the Company was in compliance with its debt covenants.

Note 4. Concentrations of Credit Risk

The Company’s investment portfolio consists primarily of loans to privately-held small to mid-size companies. Many of these companies may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations.

The largest debt investments may vary from year to year as new debt investments are recorded and repaid. The Company’s five largest debt investments represented approximately 36.4% and 33.0% of total debt investments outstanding as of December 31, 2016 and December 31, 2015, respectively. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest debt investments accounted for approximately 34.6% and 29.5% of total loan interest and fee income for the year ended December 31, 2016 and December 31, 2015, respectively.

Note 5. Shareholders’ Equity

The following tables summarize the total shares issued and proceeds received for shares of the Company’s common stock net of any underwriting discounts and offering costs for the years ended December 31, 2016, December 31, 2015 and December 31, 2014.

	Year Ended December 31, 2016
	Shares Issued	Proceeds
Dividends reinvested	43,603	$504,977
Shares repurchased	(25,776)	(322,137)
Total for the year ended December 31, 2016	17,827	$182,840

	Year Ended December 31, 2015
	Shares Issued	Proceeds
Dividends reinvested	46,996	$566,557
Shares repurchased	—	—
Total for the year ended December 31, 2015	46,996	$566,557

	Year Ended December 31, 2014
	Shares Issued	Proceeds
Dividends reinvested	74,446	$995,327
Shares repurchased	—	—
Total for the year ended December 31, 2014	74,446	$995,327

As of December 31, 2016 and December 31, 2015, the Company had no warrants outstanding. As of December 31, 2014, the Company had warrants outstanding to purchase an aggregate of 253,129 shares of its common stock. Each warrant was exercisable at any time, but no later than its expiration date, which, depending on the warrant, ranged from February 20, 2015 to June 22, 2015. Each warrant had an exercise price per share of approximately (and in no event less than) $15.00, subject to standard adjustments for stock splits, stock distributions, combinations of common stock, reclassifications, recapitalizations, or other similar events affecting the number of outstanding shares of common stock. All warrants that existed at December 31, 2014 expired unexercised during 2015.

On March 8, 2016, our board of directors authorized a $3.0 million open market stock repurchase program. Pursuant to our program, we were authorized to repurchase up to $3.0 million in the aggregate of our outstanding stock in the open market until December 31, 2016 with the timing, manner, price and amount of any share repurchases determined by our management at its discretion, and with no assurances that any common stock, or any particular amount, would be purchased. During the year ended December 31, 2016, the Company repurchased 25,776 shares of its common stock at an average price of $12.50 per share, and a total cost of $322,137.

Note 6. Fair Value Measurements

As described in Note 2, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Unsecured notes: The Notes are a Level 2 financial instrument with readily observable market inputs. The Notes trade under the ticker HCAPL and, as of December 31, 2016, the fair value of $28.0 million was based on the closing price of the Notes on that day.

Off-balance sheet financial instruments: The fair value of unfunded commitments is estimated based on the fair value of the funded portion of the corresponding debt investment.

As of December 31, 2016 and December 31, 2015, unfunded commitments totaled $2.1 million and $1.5 million, respectively, and if funded, their estimated fair values on such dates were $2.1 million and $1.5 million, respectively.

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or December 31, 2015. The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2016 and December 31, 2015, respectively:

	Fair Values as of December 31, 2016

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$—	$76,221,062	$76,221,062
Junior Secured	—	8,098,791	44,442,975	52,541,766
CLO Equity	—	—	138,730	138,730
Equity and Equity Related Securities	—	—	4,207,964	4,207,964
Revenue Linked Security			$992,012	$992,012
	$—	$8,098,791	$126,002,743	$134,101,534

	Fair Values as of December 31, 2015

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$911,269	$80,220,519	$81,131,788
Junior Secured	—	14,642,630	43,593,371	58,236,001
CLO Equity		—	1,567,860	1,567,860
Equity and Equity Related Securities		—	1,824,777	1,824,777
	$—	$15,553,899	$127,206,527	$142,760,426

(1)	Senior secured category includes both first out and last out term loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

The following table provides quantitative information related to the significant unobservable inputs used to fair value the Company's Level 3 investments as of December 31, 2016 and December 31, 2015, respectively, and indicates the valuation techniques utilized by the Company to determine the fair value:

Type of Investment	Fair Value at December 31, 2016	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$76,221,062	Bond Yield	Risk adjusted discount factor	6.1% - 30.0%	13.5%

		Market	EBITDA multiple	0.8x - 9.7x	5.0x

		Income	Weighted average cost of capital	10.0% - 23.0%	17.4%

Junior Secured	$44,442,975	Bond Yield	Risk adjusted discount factor	4.2% - 26.0%	13.6%

		Market	EBITDA multiple	5.9x - 8.7x	7.3x

		Income	Weighted average cost of capital	13.0% - 25.0%	17.5%

Equity and Equity Related Securities	$4,207,964	Market	EBITDA multiple	4.1x - 9.7x	6.4x

		Income	Weighted average cost of capital	10.0% - 23.0%	18.3%

CLO Equity	$138,730	Estimated Liquidation Value	Discount applied to loans	50%	N/A

Revenue Linked Security	$992,012	Income	Weighted average cost of capital	50%	50%

Type of Investment	Fair Value at December 31, 2015	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$80,220,519	Bond Yield	Risk adjusted discount factor	9.1% - 30.0%	13.7%

		Market	EBITDA multiple	2.2x - 9.2x	4.7x

		Income	Weighted average cost of capital	2.2% - 20.6%	10.2%

Junior Secured	$43,593,371	Bond Yield	Risk adjusted discount factor	4.9% - 21.8%	12.8%

		Market	EBITDA multiple	1.8x - 8.3x	5.7x

		Income	Weighted average cost of capital	4.0% - 19.5%	8.3%

Equity and Equity Related Securities	$1,824,777	Market	EBITDA multiple	2.6x - 16.6x	8.8x

		Income	Weighted average cost of capital	10.0% - 20.6%	14.1%

CLO Equity	$1,567,860	Bond Yield	Risk adjusted discount factor	13.2%	13.2%

(1)

When estimating the fair value of its debt investments, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. However, the Company also takes into consideration the market technique and income technique in order to determine whether the fair value of the debt investment is within the estimated enterprise value of the portfolio company. The significant unobservable inputs used under these techniques are EBITDA multiples and weighted average cost of capital. Under the bond yield technique, significant increases (decreases) in the risk adjusted discount factors would result in a significantly lower (higher) fair value measurement.

When estimating the fair value of its equity investments, the Company utilizes the (i) market technique and (ii) income technique. The significant unobservable inputs used in the fair value measurement of the Company’s equity investments are EBITDA multiples and weighted average cost of capital (“WACC”). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement.

When estimating the value of its CLO equity investment, the Company historically utilized the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique were risk adjusted discount factors. The Company also utilized the performance and covenant compliance information as provided by the independent trustee along with other risk factors including default risk, prepayment rates, interest rate risk and credit spread risk when valuing this investment. As of December 31, 2016, the CLO had been called and was almost entirely liquidated. The fair value of the investment at December 31, 2016 was based on the estimated liquidation value of the loans remaining in the CLO as of this date.

When estimating the fair value of its revenue-linked security, the Company utilizes the income technique and the specific provisions contained in the royalty security agreement. The determination of the fair value utilizing the specific provisions contained in the royalty security agreement is not a significant component of the Company’s valuation process.

(2)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Consolidated Schedule of Investments.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets for the years ending December 31, 2016 and December 31, 2015. Transfers between investment type and level, if any, are recognized at fair value at the end of the year in which the transfers occur:

	Year ended December 31, 2016
	Senior Secured (1)	Junior Secured	CLO Equity	Equity and Equity Related Securities	Revenue- Linked Security	December 31, 2016

Fair value of portfolio, beginning of period	$80,220,519	$43,593,371	$1,567,860	$1,824,777	$—	$127,206,527
New/Add-on investments	16,594,084	10,800,000	—	4,125,000	895,962	32,415,046
Principal payments received	(29,875,918)	(137,500)	(1,359,227)	(810,578)	—	(32,183,223)
Loan origination fees received	(1,096,399)	(251,000)	—	—	—	(1,347,399)
Payment in kind interest earned	523,371	836,219	—	35,978	103,165	1,498,733
Accretion of deferred loan origination fees/discounts	883,413	817,971	—	—	—	1,701,384
Transfer (to) from level 3	—	—	—	—	—	—
Transfer (to) from investment type	10,722,000	(10,722,000)	—	—	—	—
Net realized losses on investments	(700,465)	—	(69,903)	182,559	—	(587,809)
Change in unrealized appreciation (depreciation) on investments (2)	(1,049,543)	(494,086)	—	(1,149,772)	(7,115)	(2,700,516)
Fair value of portfolio, end of period	$76,221,062	$44,442,975	$138,730	$4,207,964	$992,012	$126,002,743

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.
(2)

The net change in unrealized appreciation/(depreciation) during the year ended December 31, 2016 for Level 3 investments held at December 31, 2016, was ($3,430,640). Net realized gains/losses and net change in unrealized appreciation/depreciation are reflected on the Consolidated Statement of Operations.

	Year ended December 31, 2015
	Senior Secured (1)	Junior Secured	CLO Equity	Equity and Equity Related Securities	Revenue- Linked Security	Total Level 3 Assets

Fair value of portfolio, beginning of period	$56,053,970	$43,744,802	$2,299,854	$1,375,670	$1,111,001	$104,585,297
New investments	36,866,906	11,440,000	—	448,077	—	48,754,983
Principal payments received	(8,083,579)	(16,108,274)	(315,133)	(89,225)	(1,060,166)	(25,656,377)
Loan origination fees received	(937,190)	(122,500)	—	—		(1,059,690)
Payment in kind interest earned	603,852	304,697	—	—	183,243	1,091,792
Accretion of deferred loan origination fees/discounts	812,213	1,628,575	—	—	—	2,440,788
Transfer (to) from level 3	—	—	—	—	—	—
Transfer (to) from investment type	(4,315,133)	4,315,133	—	—	—	—
Net realized gains on investments	—	(674,880)	(351,217)	(104,525)	—	(1,130,622)
Change in unrealized appreciation (depreciation) on investments (2)	(780,520)	(934,182)	(65,644)	194,780	(234,078)	(1,819,644)
Fair value of portfolio, end of period	$80,220,519	$43,593,371	$1,567,860	$1,824,777	$—	$127,206,527

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.
(2)

The net change in unrealized appreciation/(depreciation) during the year ended December 31, 2015 for Level 3 investments held at December 31, 2015, was ($690,397). Net realized gains/losses and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

There were no transfers between levels of the fair value hierarchy during the years ended December 31, 2016 or December 31, 2015. In order for an investment to be considered a Level 2 investment there must be multiple dealer quotes at the time of the fair value measurement and the quotes must be determined to be actionable.

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a portion of the Company’s assets and liabilities.

Note 7. Related Party Transactions

We were founded in September 2011 by certain members of our investment adviser and JMP Group Inc. (now JMP Group LLC) ("JMP Group"), a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in us and our investment adviser. JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC ("HCS"), an SEC registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC ("JMP Credit Advisors"), which manages approximately $1.1 billion in credit assets of collateralized loan obligation funds and a total return swap.

In conjunction with our initial public offering in May 2013, HCAP entered into an investment advisory and management agreement with HCAP Advisors LLC ("HCAP Advisors"), which is a majority owned subsidiary of JMP Group. Under the investment advisory and management agreement, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and is 20% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser, HCAP Advisors (as defined above), will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. Since the hurdle rate is fixed, as interest rates rise, it is easier for our investment adviser to surpass the hurdle rate and receive an incentive fee based on net investment income. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, even in the event that our pre-incentive fee net investment income exceeds the hurdle rate, no incentive fee will be payable to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments.

Incentive fee expense for the year ended December 31, 2016 totaled $1.4 million after giving effect to the total return requirement discussed above. Incentive fee expense for the year ended December 31, 2016 would have been $2.3 million had the total return requirement not applied. Incentive fee expense for the year ended December 31, 2015 totaled $2.2 million.

The capital gains incentive fee is determined and paid annually with respect to cumulative realized capital gains (but not unrealized capital gains) to the extent such cumulative realized capital gains exceed cumulative realized and unrealized capital losses through the end of such fiscal year (less the aggregate amount of any previously paid capital gain incentive fee). The Company also records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when (i) the cumulative realized and unrealized gains on its investments exceed all cumulative realized and unrealized capital losses on its investments and (ii) the capital gains incentive fee that would be payable exceeds the aggregate amount of any previously paid capital gain incentive fee given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. Any decrease in unrealized appreciation in subsequent periods will result in the reversal of some or all of such previously recorded expense accrual. The actual incentive fee payable to the Company's investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and is only based on cumulative realized capital gains, including realized capital gains for such period, but not unrealized capital gains. The Company recorded net change in unrealized depreciation of $(3.5) million for the year ended December 31, 2016 and a net change in unrealized depreciation of $(2.2) million for the year ended December 31, 2015. The Company recorded net realized gains (losses) of $(0.5) million for the year ended December 31, 2016 and net realized gains (losses) of $(1.1) million for the year ended December 31, 2015.

Total base management fees and incentive management fees expense was $4.3 million and $4.9 million for the years ended December 31, 2016 and December 31, 2015, respectively. Base and incentive management fees payable were $0.9 million and $1.6 million as of December 31, 2016 and December 31, 2015, respectively.

In conjunction with our initial public offering in May 2013, HCAP entered into an administration agreement with JMP Credit Advisors pursuant to which JMP Credit Advisors provides administrative services to HCAP and furnishes us with office facilities, equipment, and clerical, bookkeeping, and record keeping services. Payments under the administration agreement are equal to an amount based upon our allocable portion of the administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, except that payments required to be made by HCAP to JMP Credit Advisors under the agreement were capped such that amounts payable to JMP Credit Advisors would not exceed $275,000 during the first year of the term of the administration agreement. In connection with the expiration of the $275,000 cap on April 29, 2014, the Company negotiated a cap with JMP Credit Advisors of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014. On March 5, 2015, the Company negotiated a cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during 2015.  The 2015 cap set the maximum amount that was payable by the Company on both a quarterly and annual basis.  The cap for each quarter was as follows: (i) for the quarter ended March 31, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to March 31, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015.  The overall cap for the year was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters would not exceed $800,000.  In connection with the expiration of the 2015 cap, the Company negotiated an annual cap with JMP Credit Advisors for 2016 such that the maximum amount that would be payable by the Company for 2016 is the lesser of 0.60% of the average of the Company's total investments over the year ended December 31, 2016 or $917,000. On January 4, 2017, our board of directors approved an increase in the cap to the extent necessary to reimburse JMP Credit Advisors for the cost of administrative services provided to the Company by Chief Executive Officer Richard P. Buckanavage and Vice President Ryan T. Magee in the fourth quarter of 2016, in an amount up to $75,000. Total administrative services expense was $0.9 million and $0.7 million for the years ended December 31, 2016 and December 31, 2015, respectively. Administrative services fees payable were $0.3 million and $0.2 million as of December 31, 2016 and December 31, 2015, respectively.

In connection with the Company’s offering of its Notes in January 2015, JMP Securities LLC was one of the co-managing underwriters and received approximately $20,000 of compensation for its services. In the future, JMP Securities LLC or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation. We engaged JMP Securities LLC to facilitate the share repurchase program approved by our board of directors in March 2016. The total fees paid to JMP in connection with the share repurchase program have been less than $1,000.

Note 8. Commitments and Contingencies

At December 31, 2016, the Company had a total of $2.1 million in unfunded commitments comprised of unfunded revolving line of credit commitments on five of the Company’s debt investments.  At December 31, 2015, the Company had a total of $1.5 million in unfunded commitments comprised of unfunded revolving line of credit commitments on five of the Company’s debt investments.  The following table summarizes the Company's unfunded commitments and extended fair value, if drawn, as of December 31, 2016 and December 31, 2015:

	As of December 31, 2016		As of December 31, 2015
	Unfunded Commitment	Extended Fair Value of Unfunded Commitment	Unfunded Commitment	Extended Fair Value of Unfunded Commitment
Brite Media LLC	$—	$—	$266,667	$266,667
Chemical Information Services, LLC	285,000	285,000	285,000	282,185
Infinite Care, LLC	800,000	789,235	—	—
Lanco Acquisition, LLC	450,000	450,000	350,000	350,000
Northeast Metal Works LLC	310,761	310,761	325,000	325,000
WorkWell, LLC	300,000	296,378	300,000	300,000
Total	$2,145,761	$2,131,374	$1,526,667	$1,523,852

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

Note 9. Net Increase in Net Assets Resulting from Operations per Common Share

In accordance with the provision of ASC 260, “Earnings per Share,” basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. There were no potentially dilutive common shares issued as of December 31, 2016 or December 31, 2015 because there were no outstanding warrants as of those dates. There were no potentially dilutive common shares issued as of December 31, 2014 because the strike price of the Company's outstanding warrants exceeded the closing price of the Company's common stock for the respective period.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for each period:

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Net increase in net assets resulting from operations	$6,006,487	$6,411,013	$9,395,482
Weighted average shares outstanding (basic and diluted)	6,282,360	6,249,346	6,185,061
Net increase in net assets resulting from operations per share	$0.96	$1.03	$1.52

Note 10. Income Tax

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments and incentive fees on such investments, as investment gains and losses and the accompanying incentive fees are not included in taxable income until they are realized; (2) recognition of interest income on certain loans; (3) income or loss recognition on exited investments; and (4) excise taxes on undistributed ordinary income and capital gains, as federal taxes are not deductible.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended December 31, 2016, December 31, 2015 and December 31, 2014.

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net increase in net assets resulting from operations	$6,006,487	$6,411,013	$9,395,482
Net unrealized depreciation (appreciation) on investments	3,528,349	2,182,647	(464,416)
Incentive fees on net unrealized (depreciation) appreciation on investments	—	(92,883)	92,883
Book/tax difference due to acceleration of loan fees on modified investments	(21,183)	70,415	(101,008)
Book/tax difference due to interest income on certain investments	(197,831)	(298,798)	321,171
Book/tax difference due to capital losses	148,716	1,060,320	89,416
Book/tax difference due to partnership income on certain equity investments	(17,853)	(83,052)	—
Excise taxes not deductible	61,591	1,393	43,727
Capital loss carryforward	368,870	—	—
Taxable/Distributable Income	$9,877,146	$9,251,055	$9,377,255

The components of accumulated undistributed and distributions in excess of income on a tax basis were as follows:

	As of December 31,
	2016	2015	2014
Ordinary income	$2,795,424	$1,183,219	$318,840
Realized capital gains	$—	$1,509	$710,365
Return of capital	$—	$—	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

At December 31, 2016, the Company had a net long term capital loss carryforward of $368,870 to offset future net capital gains. This loss carryforward does not have an expiration date.

Our distributions, if any, are determined by our board of directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. If we maintain our qualification as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To receive RIC tax treatment, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. The Company did not incur a U.S. federal excise tax for calendar year 2013. The Company incurred a U.S. federal excise tax of $43,727 for calendar year 2014, $1,393 for calendar year 2015 and expects to incur $61,591 for calendar year 2016.

We have adopted an “opt out” dividend reinvestment plan, or “DRIP,” for our common stockholders. As a result, if we make cash distributions, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2016, December 31, 2015, and December 31, 2014, respectively:

	Year Ended December 31,
	2016	2015	2014

Per share data:
Net asset value at beginning of period	$14.26	$14.60	$14.45
Net investment income, after tax (1)	1.60	1.54	1.34
Realized (losses) gains on investments (1)	(0.08)	(0.17)	0.10
Net change in unrealized appreciation (depreciation) on investments	(0.56)	(0.34)	0.06
Net increase in net assets from operations	0.96	1.03	1.50
Distributions from net investment income	(1.35)	(1.29)	(1.35)
Distributions from capital gains	—	(0.06)	—
Total Distributions	(1.35)	(1.35)	(1.35)
Effect of shares issued, net of offering expenses	(0.01)	(0.02)	—
Net asset value at end of period	$13.86	$14.26	$14.60
Net assets at end of period	87,122,296	89,414,256	90,872,315
Shares outstanding at end of period	6,287,496	6,269,669	6,222,673
Weighted average shares outstanding (basic and diluted)	6,282,360	6,249,346	6,185,061
Per share market value at end of period	$13.75	$11.73	$11.54

Ratios and Supplemental data:
Net Asset Value Total Return (2)	9.17%	9.20%	11.85%
Market Price Total Return (3)	31.66%	13.64%	(14.95)%
Average Net Assets	$87,281,555	$89,888,327	$89,846,742
Ratio of expenses to average Net assets (4)	12.42%	11.88%	7.13%
Ratio of net investment income to average Net assets	11.52%	10.74%	9.20%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)

This measure of total investment return measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. The return is calculated by taking the difference between the net asset value per share at the end of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and the net asset value per share at the beginning of the period, and dividing that difference by the net asset value per share at the beginning of the period. This return primarily differs from the total investment return in that it does not take into account changes in the market price of the Company's stock.

(3)

This measure of total investment return measures the changes in market value over the period indicated, taking into account dividends as reinvested. The return is calculated based on an assumed purchase of stock at the market price on the first day of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company’s dividend reinvestment plan) and an assumed sale at the market price on the last day of the period. The difference between the sale and purchases is then divided by the purchase prices. The total investment return does not reflect any sales load that may be paid by investors.

(4)

Had our investment adviser not agreed to waive its incentive fee for the period from our initial public offering through March 31, 2014 to the extent required to support a minimum dividend yield of 9%, our ratio of expenses to average net assets would have increased by 36 basis point in 2014.

Note 12. Selected Quarterly Data (Unaudited)

The following table sets forth certain quarterly financial information for each of the last twelve quarters prior to December 31, 2016. This information was derived from the Company’s unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2016	6/30/2016	9/30/2016	12/31/2016
Total investment income	5,473	4,729	$5,494	$5,197
Net investment income	2,571	2,069	2,979	2,433
Net (decrease) increase in net assets resulting from operations	(133)	993	2,370	2,777
Net (decrease) increase in net assets resulting from operations per share (basic and diluted)	$(0.02)	$0.16	$0.38	$0.44

	Quarter Ended
(in thousands, except per share data)	3/31/2015	6/30/2015	9/30/2015	12/31/2015
Total investment income	4,112	4,669	$4,971	$6,574
Net investment income	2,012	2,051	2,192	3,396
Net increase in net assets resulting from operations	284	3,191	841	2,095
Net increase in net assets resulting from operations per share (basic and diluted)	$0.05	$0.51	$0.13	$0.34

	Quarter Ended
(in thousands, except per share data)	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Total investment income	$3,037	$3,517	$3,917	$4,240
Net investment income	2,066	1,813	2,273	2,113
Net increase in net assets resulting from operations	2,243	2,392	2,016	2,744
Net increase in net assets resulting from operations per share (basic and diluted)	$0.36	$0.39	$0.33	$0.44

Note 13. Subsequent Events

On January 27, 2017, we entered into an equity distribution agreement with JMP Securities LLC relating to up to 1,000,000 shares of our common stock that we may offer and sell from time to time at prices related to the prevailing market prices or at negotiated prices. Since entering into this agreement, we sold 107,074 shares at an average price of $14.22 per share.

On February 1, 2017, the Company declared monthly distributions of $0.1125 per share payable on each of February 23, 2017, March 23, 2017 and April 27, 2017.

On February 17, 2017, the Company received a full payoff at par on its $3.8 million junior secured debt investment in North Atlantic Trading Company, Inc. The Company generated a gross internal rate of return (“IRR”) of 12.9% on this exit. IRR is the rate of return that makes the net present value of all cash flows into or from the investment equal to zero, and is calculated based on the amount of each cash flow received or invested by the Company and the day it was received or invested.

On February 23, 2017, the Company made an additional $1.0 million senior secured debt investment in WBL SPE II, LLC. The investment carries a fixed interest rate of 14.50%.

On February 27, 2017, the Company received a full repayment at par on its $1.7 million senior secured debt investment in WBL SPE I, LLC. The Company generated an IRR of 15.6% on this exit.

In late February 2017, SourceHOV LLC ("SourceHOV"), Novitex Holdings Inc. ("Novitex"), and Quinpario Acquisition Corp. 2 publicly announced that they would combine to form Exela Technologies (a NASDAQ listed provider of business process outsourcing services). The Company has debt investments in both SourceHOV and Novitex. If this proposed combination is completed, then the Company's debt investments in SourceHOV and Novitex would be repaid in full at par plus any applicable call premium. The transaction is expected to close in the second quarter of 2017, subject to regulatory approval. If the closing of the transaction is successful, the Company would receive a payment of 102% of par on its $4.0 million face value investment in the SourceHOV second lien tranche. As of December 31, 2016, we ascribed a fair value to this investment equal to approximately 67% of par, which was determined based on available information prior to the notification of the proposed transaction.

On March 3, 2017, the Company made a $2.0 million junior secured debt investment in Turning Point Brands, Inc. / North Atlantic Trading Company, Inc. The investment carries a fixed interest rate of 11.00%

On March 10, 2017, the Company negotiated a new cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2017 fiscal and calendar year.  This cap set the maximum amount that would be payable by the Company for 2017 equal to $1.2 million.

Schedule 12-14

Harvest Capital Credit Corporation

Schedule of Investments in and Advances to Affiliates

Year Ended December 31, 2016

Portfolio Company	Investment	Amount of Interest and Fees Credited to Income (1)	December 31, 2015 Value	Gross Additions (2)	Gross Reductions (3)	December 31, 2016 Value

Non-Majority Owned Control Investments

Flight Engine Leasing III, LLC	Senior Secured Term Loan, due 12/13/2018	$13,474	—	$1,832,999	(25,000)	$1,807,999
	(13.00%; the greater of 13.00% or LIBOR + 7.50%)

	400 Common Equity Units	—	—	200,000	—	200,000
	(33.33% of fully diluted common equity)

Flight Lease VII, LLC	1,800 Common Equity Units	157,269	—	935,978	(12,031)	923,947
	46.15% on a fully diluted basis

Total Non-Majority Owned Control Investments		$170,743	$—	$2,968,977	$(37,031)	$2,931,946

Non-Control Affiliate Investments

Infinite Care, LLC	Senior Secured Term Loan, due 02/28/2019	655,623	—	5,920,025	(3,455)	5,916,570
	(12.62%; LIBOR+12.00% with 0.42% LIBOR floor)

	Revolving Line of Credit, due 02/28/2019	1,683	—	200,000	—	200,000
	(12.62%; LIBOR+12.00% with 0.42% LIBOR floor)

	3,000,000 Class A Common Equity Units	—	—	3,000,000	(1,733,500)	1,266,500
	(27.00% on a fully diluted basis)

Peekay Acquisition, LLC	Senior Secured Term Loan (Last Out), due 2/15/16	(26,776)	1,442,394	12,224	(1,416,659)	37,959
	(17.00 PIK)

	35,775 Shares of Common Equity Stock (Peekay Boutiques, Inc.)	—	—	—	—	—
	(5.95% of fully diluted common shares)

WorkWell, LLC	Senior Secured Term Loan, due 10/21/2020	598,565	4,625,099	39,651	(118,750)	4,546,000
	(12.43%; LIBOR + 11.50% with a 0.50% LIBOR floor)

	Revolving Line of Credit, due 10/21/2020	—	—	—	—	—
	(12.43%; LIBOR + 11.50% with a 0.50% LIBOR floor)

	250,000 Preferred Equity Units	—	250,000	—	(80,000)	170,000
	(6.16% of fully diluted common equity)

	250,000 Common Equity Units	—	—	523	—	523
	(0.12% of fully diluted common equity)

Total Affiliate Investments		$1,229,095	$6,317,493	$9,172,423	$(3,352,364)	$12,137,552

(1)	Represents the total amount of interest and fees credited to income for the portion of the year an investment was included in Affiliate categories.

(2)

Gross additions include increase in the cost basis of investments resulting from new portfolio investment and accrued PIK interest. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)

Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments or sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Harvest Capital Credit Corporation

$25,000,000

         6.125% Notes due 2022

PROSPECTUS

Keefe, Bruyette & Woods

                           A Stifel Company

Janney Montgomery Scott	William Blair

BB&T Capital Markets

August 21, 2017